As filed with the Securities and Exchange Commission on November 18, 2024

Securities Act Registration No. 333-

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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Form N-2

REGISTRATION STATEMENT

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☒  REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
☐  PRE-EFFECTIVE AMENDMENT NO.
☐  POST-EFFECTIVE AMENDMENT NO.

and/or

☐  REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
☐  Amendment No.

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Kayne Anderson BDC, Inc.

Registrant Exact Name as Specified in Charter

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717 Texas Avenue, Suite 2200
Houston, Texas 77002
Address of Principal Executive Offices (Number, Street, City, State, Zip Code)

(713) 493-2020
Registrant’s Telephone Number, including Area Code

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Matt Barbabella
2121 Avenue of the Stars, 9th Floor
Los Angeles, California 90067
Name and Address (Number, Street, City, State, Zip Code) of Agent for Service

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Copies of Communications to:

David A. Hearth Paul Hastings LLP 101 California Street, 48th Floor San Francisco, California 94111 (415) 856-7000	R. William Burns Paul Hastings LLP 600 Travis Street, 58th Floor Houston, Texas 77002 (713) 860-7300

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Approximate Date of Commencement of Proposed Public Offering: As soon as practicable after the effective date of this registration statement.

☐	Check box if the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans.
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Check box if any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933 (“Securities Act”), other than securities offered in connection with a dividend reinvestment plan.

☒	Check box if this Form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto.
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Check box if this Form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act.

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Check box if this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act.

It is proposed that this filing will become effective (check appropriate box)

☐	When declared effective pursuant to section 8(c) of the Securities Act.

If appropriate, check the following box:

☐	This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].
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This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is ______.

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This Form is a post-effective amendment filed pursuant to Rule 462(c)under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is ______.

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This Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is ______.

Check each box that appropriately characterizes the Registrant:

☐	Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (“Investment Company Act”)).
☒	Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the Investment Company Act).
☐	Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act).
☒	A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).
☐	Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).
☒	Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934).
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If an Emerging Growth Company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act.

☐	New Registrant (registered or regulated under the Investment Company Act for less than 12 calendar months preceding this filing).

The Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act or until the registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the U.S. Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION DATED NOVEMBER 18, 2024

PRELIMINARY PROSPECTUS

KAYNE ANDERSON BDC, INC.

12,181,352 SHARES OF COMMON STOCK

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We are a business development company (“BDC”) that invests primarily in first lien senior secured loans with a secondary focus on unitranche and split-lien loans to private middle market companies. We are managed by our investment adviser, KA Credit Advisors, LLC (the “Advisor”), an indirect controlled subsidiary of Kayne Anderson Capital Advisors, L.P. (“Kayne Anderson”), a prominent alternative investment management firm. Our investment objective is to generate current income and, to a lesser extent, capital appreciation. See “Prospectus Summary — Kayne Anderson, Kayne Anderson Private Credit and The Advisor” for a discussion of the Advisor’s and Kayne Anderson’s roles in achieving our investment objective.

Under normal market conditions, we expect at least 90% of our portfolio (including investments purchased with proceeds from borrowings under credit facilities and issuances of senior unsecured notes) to be invested in first lien senior secured, unitranche and split-lien loans. Our investment decisions are made on a case-by-case basis. We expect that a majority of these debt investments will be made in “core middle market companies” (as defined in “Prospectus Summary — Investment Objective, Principal Strategy and Investment Structures”) and will have stated maturities of three to six years. We expect that the loans in which we principally invest will be to companies that are located in the United States. We determine the location of a company as being in the United States by (i) such company being organized under the laws of one of the states in the United States; or (ii) during its most recent fiscal year, such company derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in the United States or has at least 50% of its assets in the United States.

We are an externally managed, non-diversified, closed-end management investment company that has elected to be regulated as a BDC under the Investment Company Act of 1940, as amended (“1940 Act”).

We have elected to be treated, and intend to qualify annually, as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) for U.S. federal income tax purposes. As a BDC and a RIC, we are required to comply with certain regulatory requirements.

We are an “emerging growth company,” as defined in Section 2(a) of the Securities Act of 1933, as amended (the “Securities Act”), and will be subject to reduced public company reporting requirements.

This prospectus relates to the proposed resale, from time to time, in one or more offerings or series, by the selling stockholder identified in this prospectus or their permitted assigns up to 12,181,352 shares of our common stock. We are not selling any securities under this prospectus and will not receive any proceeds from the sale of the shares of our common stock by the selling stockholder. The common stock may be offered in an underwritten offering at prices and on terms to be described in one or more supplements to this prospectus, but may also be offered in ordinary market transactions from time to time. You should read this prospectus and any applicable prospectus supplement carefully before you invest in our securities. For additional information regarding the methods of possible sale of shares of our common stock by the selling stockholder, you should refer to the section of this prospectus entitled “Plan of Distribution.” For information regarding the selling stockholder, you should refer to the section of this prospectus entitled “Selling Stockholder.” The selling stockholder may not sell any of the common stock pursuant to this registration statement through agents, underwriters or dealers without delivery of this prospectus and a prospectus supplement describing the method and terms of the offering of such securities. We do not know how long the selling stockholder will hold the shares before selling them or how many shares they will sell, and we currently have no agreements, arrangements or understandings with the selling stockholder regarding the sale of any of the shares under this registration statement.

Our common stock is traded on The New York Stock Exchange (“NYSE”) under the symbol “KBDC”. The reported closing price of our common stock on the NYSE on November 11, 2024 was $16.50 per share. The net asset value per share of our common stock at September 30, 2024 (the last date prior to the date of this prospectus for which we reported net asset value) was $16.70.

Investing in our securities involves a high degree of risk, including credit risk and the risk of the use of leverage in the form of borrowings under credit facilities and issuances of senior unsecured notes, and is highly speculative. We invest in debt that is typically not rated by any rating agency, but we believe that if such investments were rated, they would be below investment grade, which are sometimes referred to as “high yield bonds” or “junk bonds.” We also intend to further borrow under credit facilities and/or issue senior unsecured notes in the future in order to finance our investments. See “Risk Factors — Risks Relating to Our Business and Structure — We finance our investments with borrowings under credit facilities and issuances of senior unsecured notes, which will magnify the potential for gain or loss on amounts invested and may increase the risk of investing in us” in our most recent Annual Report on Form 10-K incorporated by reference herein. In addition, shares of closed-end investment companies, including BDCs, frequently trade at a discount to their net asset values. If shares of our common stock trade at a discount to our net asset value, it will likely increase the risk of loss for purchasers in an offering made pursuant to this prospectus or any related prospectus supplement. Before investing in our securities, you should read the discussion of the material risks of investing in our securities, including the risk of leverage, in “Risk Factors” beginning on page 17 of this prospectus or otherwise incorporated by reference herein and included in, or incorporated by reference into, the applicable prospectus supplement and in any free writing prospectuses we have authorized for use in connection with a specific offering, and under similar headings in the other documents that are incorporated by reference into this prospectus.

We invest in debt that is typically not rated by any rating agency, but we believe that if such investments were rated, they would be below investment grade, which are sometimes referred to as “high yield bonds” or “junk bonds.” See “Risk Factors — Risks Relating to Our Investments — We invest in highly leveraged companies, which could cause us to lose all or a part of our investment in those companies” in our most recent Annual Report on Form 10-K incorporated by reference herein. In addition, we have a maturity policy between three to six years for our debt investments. See “Risk Factors — Risks Relating to Our Investments — Our prospective portfolio companies may be unable to repay or refinance outstanding principal on their loans at or prior to maturity” in our most recent Annual Report on Form 10-K incorporated by reference herein.

This prospectus describes some of the general terms that may apply to an offering of our common stock. Any accompanying prospectus supplement and any related free writing prospectus may also add, update, or change information contained in this prospectus. You should carefully read this prospectus, any accompanying prospectus supplement, any related free writing prospectus and the documents incorporated by reference herein before deciding whether to invest in our securities and retain it for future reference. We also file annual, quarterly, and current reports, proxy statements and other information about us with the United States Securities and Exchange Commission (the “SEC”), and such filings will be available upon written or oral request and without charge. You may request a free copy of this information about us or make stockholder inquiries, by calling us at (713) 493-2020 or by contacting us at 717 Texas Avenue, Suite 2200, Houston Texas, 77002. Such information about the Company also will be available for free on our website at www.kaynebdc.com. Information on our website is not incorporated into or a part of this prospectus, and you should not consider that information to be part of this prospectus. The SEC maintains a website (http://www.sec.gov) that contains material incorporated by reference and other information regarding the Company.

Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The date of this prospectus is            , 2024.

Statistical and market data used in this prospectus has been obtained from governmental and independent industry sources and publications. Forward-looking information obtained from these sources is subject to the same qualifications and the additional uncertainties regarding the other forward-looking statements contained in this prospectus, for which the safe harbor provided in Section 27A of the Securities Act and Section 21E of the Exchange Act is not available. See “Cautionary Notice Regarding Forward-Looking Statements.”

You should rely only on the information contained in this prospectus. We have not, and the underwriters have not, authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information in this prospectus is accurate only as of the date on the front of this prospectus. Our business, financial condition and prospects may have changed since that date. To the extent required by applicable law, we will update this prospectus during the offering period to reflect material changes to the disclosure herein.

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ABOUT THIS PROSPECTUS

This prospectus is part of a registration statement that we have filed with the SEC, using the “shelf” registration process. Under this shelf registration statement, the selling stockholder named in this prospectus may sell up to 12,181,352 shares of our common stock previously issued from time to time. See “Plan of Distribution” for more information.

Each time the selling stockholder sells shares of our common stock, the selling stockholder will provide a prospectus and may also provide a prospectus supplement containing specific information about the terms of the applicable offering, to the extent required by applicable law. A prospectus supplement may also add, update or change information in this prospectus or in documents incorporated by reference in this prospectus. To the extent that any statement that we or the selling stockholder makes in a prospectus supplement is inconsistent with statements made in this prospectus or in documents incorporated by reference in this prospectus, the statements made or incorporated by reference in this prospectus will be deemed modified or superseded by those made in the prospectus supplement. You should read this prospectus as well as the additional information described under the headings “Information Incorporated by Reference” and “Available Information” before making an investment decision.

No person has been authorized to give any information or make any representations in connection with this offering other than those contained or incorporated by reference in this prospectus in connection with the offering described in this prospectus, and, if given or made, such information or representations must not be relied upon as having been authorized by us. This prospectus shall not constitute an offer to sell or a solicitation of an offer to buy offered securities in any jurisdiction in which it is unlawful for such person to make such an offering or solicitation. Neither the delivery of this prospectus nor any sale made hereunder shall under any circumstances imply that the information contained or incorporated by reference in this prospectus is correct as of any date subsequent to the date of this prospectus or the date of the document incorporated by reference, as applicable. Our business, financial condition, results of operations and prospects may have changed since those dates.

This prospectus provides you with a general description of common stock that the selling stockholder is selling. The selling stockholder may also authorize one or more free writing prospectuses to be provided to you that may contain material information relating to these offerings. In a prospectus supplement or free writing prospectus, the selling stockholder may also add, update, or change any of the information contained in this prospectus or in the documents we have incorporated by reference into this prospectus. This prospectus, together with any applicable prospectus supplement, any related free writing prospectus, and the documents incorporated by reference into this prospectus and the applicable prospectus supplement, will include all material information relating to the applicable offering. Before buying any of the shares of common stock being offered, please carefully read this prospectus, any accompanying prospectus supplement, any free writing prospectus and the documents incorporated by reference in this prospectus and any accompanying prospectus supplement.

This prospectus may contain estimates and information concerning our industry, including market size and growth rates of the markets in which we participate, that are based on industry publications and other third-party reports. This information involves many assumptions and limitations, and you are cautioned not to give undue weight to these estimates. We have not independently verified the accuracy or completeness of the data contained in these industry publications and reports. However, we acknowledge our responsibility for all disclosures in this prospectus. The industry in which we operate is subject to a high degree of uncertainty and risk due to a variety of factors, including those described or referenced in the section titled “Risk Factors,” that could cause results to differ materially from those expressed in these publications and reports.

This prospectus includes summaries of certain provisions contained in some of the documents described in this prospectus, but reference is made to the actual documents for complete information. All of the summaries are qualified in their entirety by the actual documents. Copies of some of the documents referred to herein have been filed or incorporated by reference, or will be filed or incorporated by reference, as exhibits to the registration statement of which this prospectus is a part, and you may obtain copies of those documents as described in the section titled “Available Information.”

You should rely only on the information included or incorporated by reference in this prospectus, any prospectus supplement or in any free writing prospectus prepared by the selling stockholder or on its behalf or to which we have referred you. Neither We nor the selling stockholder have authorized any dealer, salesperson or other person to provide you with different information or to make representations as to matters not stated

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in this prospectus, in any accompanying prospectus supplement or in any free writing prospectus prepared by the selling stockholder or on its behalf or to which we have referred you. We take no responsibility for, and can provide no assurance as to the reliability of, any other information that others may give you. If anyone provides you with different or inconsistent information, you should not rely on it. This prospectus, any accompanying prospectus supplement and any free writing prospectus prepared by the selling stockholder or on its behalf or to which we have referred you do not constitute an offer to sell, or a solicitation of an offer to buy, any securities by any person in any jurisdiction where it is unlawful for that person to make such an offer or solicitation or to any person in any jurisdiction to whom it is unlawful to make such an offer or solicitation. You should not assume that the information included or incorporated by reference in this prospectus, in any accompanying prospectus supplement or in any such free writing prospectus is accurate as of any date other than their respective dates. Our financial condition, results of operations and prospects may have changed since any such date. To the extent required by law, we will amend or supplement the information contained or incorporated by reference in this prospectus and any accompanying prospectus supplement to reflect any material changes to such information subsequent to the date of the prospectus and any accompanying prospectus supplement and prior to the completion of any offering pursuant to the prospectus and any accompanying prospectus supplement.

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PROSPECTUS SUMMARY

This summary highlights some of the information included elsewhere in this prospectus or incorporated by reference. It is not complete and may not contain all of the information that you may want to consider before investing in our securities. You should carefully read the entire prospectus, the applicable prospectus supplement, and any related free writing prospectus, including the risks of investing in our securities discussed in the section titled “Risk Factors” in the applicable prospectus supplement and any related free writing prospectus, and under similar headings in the other documents that are incorporated by reference into this prospectus and the applicable prospectus supplement. Before making your investment decision, you should also carefully read the information incorporated by reference into this prospectus, including our financial statements and related notes, and the exhibits to the registration statement of which this prospectus is a part. Throughout this prospectus we refer to Kayne Anderson BDC, Inc. as “we,” “us,” “our” or the “Company,” and to “KA Credit Advisors, LLC,” our investment advisor, as the “Advisor.”

Kayne Anderson BDC, Inc.

We are a business development company (“BDC”) that invests primarily in first lien senior secured loans, with a secondary focus on unitranche and split-lien loans to private middle market companies. We are managed by our investment advisor, KA Credit Advisors, LLC (the “Advisor”), an indirect controlled subsidiary of Kayne Anderson Capital Advisors, L.P. (“Kayne Anderson”), and the Advisor operates within Kayne Anderson’s private credit line of business (“KAPC”). Kayne Anderson is a prominent alternative investment management firm, focused on real estate, credit, infrastructure/energy and growth capital. Our Advisor is registered with the United States Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).

We are a Delaware corporation that commenced operations on February 5, 2021. We are an externally managed, closed-end, non-diversified management investment company that has elected to be regulated as a BDC under the Investment Company Act of 1940, as amended (the “1940 Act”). In addition, for U.S. federal income tax purposes, we intend to qualify, annually, as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).

We generally intend to distribute, out of assets legally available for distribution, 90% to 100% of our available earnings, on a quarterly or annual basis, as determined by our Board of Directors (the “Board”) in its sole discretion. The distributions we pay to our stockholders in a year may exceed our taxable income for that year and, accordingly, a portion of such distributions equal to such excess of distributions over taxable income may constitute a return of invested capital for federal income tax purposes. Such a return of capital (i.e., a distribution that represents a return of an investor’s original investment) would be nontaxable to the stockholder and would reduce its basis in its shares. As a result, income tax related to the portion of such distributions treated as return of capital would be deferred until any subsequent sale of shares of common stock. The specific tax characteristics of our distributions will be reported to stockholders after the end of the calendar year. See “Certain U.S. Federal Income Tax Considerations.”

Investment Portfolio

Our portfolio is currently comprised of a broad mix of loans, with diversity among investment size and industry focus. The Advisor’s team of professionals conducts due diligence on prospective investments during the underwriting process and is involved in structuring the credit terms of our private middle market investments. Once an investment has been made, our Advisor closely monitors portfolio investments and takes a proactive approach to identify and address sector or company specific risks. The Advisor maintains a regular dialogue with portfolio company management teams (as well as their owners, the majority of whom are private equity firms, where applicable), reviews detailed operating and financial results on a regular basis (typically monthly or quarterly) and monitors current and projected liquidity needs, in addition to other portfolio management activities.

As of September 30, 2024, we had investments in 110 portfolio companies with an aggregate fair value of approximately $1,943 million, and unfunded commitments to these portfolio companies of $179 million, and our portfolio consisted of 98.0% first lien senior secured loans, 0.9% subordinated debt and 1.1% equity investments.

As of September 30, 2024, we held investments in broadly syndicated loans in 22 portfolio companies with an aggregate principal amount of $270 million. Our investments in broadly syndicated loans were made in anticipation of the receipt of proceeds from our final capital call and our initial public offering (“IPO”) which closed during the second quarter of 2024. Prior to these investments, we had not held broadly syndicated loans since 2022. Consistent with our strategy at that time, we expect to rotate out of these investments over coming quarters to invest in private middle market loans consistent with our principal strategy. We have presented certain portfolio-related information below for our private middle market loans and broadly syndicated loans separately and on a combined basis for ease of reference.

As of September 30, 2024, 100% of our debt investments had floating interest rates. Our weighted average yields for debt investments were as follows:

•        private middle market loans at fair value and amortized cost weighted average yields were 11.9% and 12.0%, respectively;

•        broadly syndicated loans at fair value and amortized cost weighted average yields were 7.8% and 7.7%, respectively; and

•        total debt investments at fair value and amortized cost weighted average yields were 11.3% and 11.4%, respectively.

As of September 30, 2024, our portfolio was invested across 33 different industries (Global Industry Classification “GICS”, Level 3 — Industry). The largest industries in our portfolio as of September 30, 2024 were Trading Companies & Distributors, Food Products, Commercial Services & Supplies and Containers & Packaging, which represented, as a percentage of our portfolio of long-term investments, 14.6%, 9.7%, 7.8% and 7.7%, respectively, based on fair value. The mix of industries represented by our portfolio companies will vary over time.

As of September 30, 2024, our average position size based on commitment of private credit investments (at the portfolio company level) was $21.3 million.

As of September 30, 2024, the weighted average and median last twelve months (“LTM”) earnings before interest expense, income tax expense, depreciation and amortization (“EBITDA”) of our portfolio companies were as follows:

•        private middle market loans were $59.6 million and $33.7 million, respectively, based on fair value1;

•        broadly syndicated loans were $2,050.3 million and $1,210.8 million, respectively, based on fair value; and

•        total investments were $349.5 million and $41.7 million, respectively, based on fair value1.

As of September 30, 2024, the weighted average loan-to-enterprise-value (“LTEV”) of our debt investments at the time of our initial investment was as follows:

•        private middle market loans was 43.2%, based on par1;

•        broadly syndicated loans was 34.6%, based on par; and

•        total investments was 42.0%, based on par1.

LTEV represents the total par value of our debt investment relative to our estimate of the enterprise value of the underlying borrower.

As of September 30, 2024, we had two debt investments on non-accrual status, which represented 1.0% and 1.2% of total debt investments at fair value and cost, respectively.

As of September 30, 2024, our portfolio companies’ weighted average leverage ratios and weighted average interest coverage ratios (the calculations of which are based on the most recent quarter end or latest available information from the portfolio companies) were as follows:

•        private middle market loans were 4.4x and 2.9x, respectively, based on fair value1;

•        broadly syndicated loans were 3.3x and 4.0x, respectively, based on fair value; and

•        Total investments were 4.2x and 3.1x, respectively, based on fair value1.

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1        Excludes investments on watch list, which represent 3.7% of the total fair value of debt investments as of September 30, 2024.

As of September 30, 2024, the percentage of our debt investments including at least one financial maintenance covenant was as follows:

•        private middle market loans was 100.0% based on fair value1;

•        broadly syndicated loans was 0%, based on fair value; and

•        total investments was 85.7%, based on fair value1.

As a BDC, at least 70% of our assets must be the type of “qualifying” assets listed in Section 55(a) of the 1940 Act, as described herein, which are generally privately-offered securities issued by U.S. private or thinly-traded companies. We may also invest up to 30% of our portfolio opportunistically in “non-qualifying” portfolio investments. As of September 30, 2024, 9.1% of the Company’s total assets were in non-qualifying investments.

Investment Objective, Principal Strategy and Investment Structures

Our investment objective is to generate current income and, to a lesser extent, capital appreciation. We intend to have nearly all of our debt investments in private middle market companies. We use “private” to refer to companies that are not traded on a securities exchange and define “middle market companies” as companies that, in general, generate between $10 million and $150 million of annual EBITDA. Further, we refer to companies that generate between $10 million and $50 million of annual EBITDA as “core middle market companies” and companies that generate between $50 million and $150 million of annual EBITDA as “upper middle market companies.” We typically adjust EBITDA for non-recurring and/or normalizing items to assess the financial performance of our borrowers over time.

We intend to achieve our investment objective by investing primarily in first lien senior secured loans, with a secondary focus on unitranche and split-lien loans to private middle market companies. Under normal market conditions, we expect at least 90% of our portfolio (including investments purchased with proceeds from borrowings under credit facilities and issuances of senior unsecured notes) to be invested in first lien senior secured, unitranche and split-lien loans. Our investment decisions are made on a case-by-case basis. We expect that a majority of these debt investments will be made in core middle market companies and will have stated maturities of three to six years. We expect that the loans in which we principally invest will be to companies that are located in the United States. We determine the location of a company as being in the United States by (i) such company being organized under the laws of one of the states in the United States; or (ii) during its most recent fiscal year, such company derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in the United States or has at least 50% of its assets in the United States.

See “Risk Factors — Risks Relating to Our Business and Structure — We depend upon our Advisor and Administrator for our success and upon their access to the investment professionals and partners of Kayne Anderson and its affiliates. Any inability of the Advisor or the Administrator to maintain or develop these relationships, or the failure of these relationships to generate investment opportunities, could adversely affect our business,” and “— Risks Relating to Our Investments — Limitations of investment due diligence in the private middle market companies in which we invest expose us to increased investment risk” in our most recent Annual Report on Form 10-K incorporated by reference herein.

We intend to principally invest in the following types of debt securities:

•        First lien debt:    Typically senior on a lien basis to the other liabilities in the issuer’s capital structure with a first priority lien against substantially all assets of the borrower and often including a pledge of the capital stock of the business. The security interest ranks above the security interest of second lien lenders on those assets. These securities are typically floating rate investments priced with a spread to the reference rate (typically the Secured Overnight Financing Rate (“SOFR”));

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1        Excludes opportunistic deals, which represent 2.0% of the total fair value of debt investments as of September 30, 2024.

•        Split-lien debt:    Typically includes (i) a first lien on fixed and intangible assets of the borrower and often including a pledge of the capital stock of the business and (ii) a second lien on working capital assets. Used in conjunction with an asset based lender who has a first lien on the borrower’s working capital assets. These securities are typically floating rate investments priced with a spread to the reference rate (typically SOFR).

•        Unitranche debt:    Combines features of first lien, second lien and subordinated debt, generally in a first lien position. These securities can generally be thought of as first lien investments beyond what may otherwise be considered “typical” first lien leverage levels, effectively representing a greater portion of the overall capitalization of the underlying business. These securities are typically structured as floating rate investments priced with a spread to the reference rate (typically SOFR).

Senior secured debt often has restrictive covenants for the purpose of pursuing principal protection and repayment before junior creditors as covenants provide opportunities for lenders to take action following a covenant breach. The loans in which we principally invest will have financial maintenance covenants, which require borrowers to maintain certain financial performance criteria and financial ratios on a monthly or quarterly basis.

Currently, we partially finance our investments with leverage in the form of borrowings under credit facilities and issuances of senior unsecured notes. We also intend to further borrow under credit facilities and/or issue senior unsecured notes in the future in order to finance our investments. As of September 30, 2024, we had $788.0 million of indebtedness outstanding under our credit facilities and senior unsecured notes. See “Risk Factors — Risks Relating to Our Business and Structure — Provisions in our credit facilities and our senior unsecured notes contain various covenants, which, if not complied with, could accelerate our repayment obligations under such facilities, thereby materially and adversely affecting our liquidity, financial condition, results of operations and ability to pay distributions” in our most recent Annual Report on Form 10-K incorporated by reference herein. In accordance with the 1940 Act, we are required to meet a coverage ratio of total assets (less total liabilities other than indebtedness) to total borrowings and other senior securities of at least 150%. If this ratio declines below 150%, we cannot incur additional leverage and could be required to sell a portion of our investments to repay some leverage when it is disadvantageous to do so. See “Regulation” for a discussion of BDC regulation and other regulatory considerations. See also “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Contractual Obligations.”

We invest in debt that is typically not rated by any rating agency, but we believe that if such investments were rated, they would be below investment grade, which are sometimes referred to as “high yield bonds” or “junk bonds.” See “Risk Factors — Risks Relating to Our Investments — We invest in highly leveraged companies, which could cause us to lose all or a part of our investment in those companies” in our most recent Annual Report on Form 10-K incorporated by reference herein. In addition, we have a maturity policy between three to six years for our debt investments. See “Risk Factors — Risks Relating to Our Investments — Our prospective portfolio companies may be unable to repay or refinance outstanding principal on their loans at or prior to maturity” in our most recent Annual Report on Form 10-K incorporated by reference herein.

Kayne Anderson, Kayne Anderson Private Credit and The Advisor

Kayne Anderson

Founded in 1984, Kayne Anderson is a prominent alternative investment management firm which is registered with the SEC under the Advisers Act, focused on real estate, credit, infrastructure/energy and growth capital. Kayne Anderson provides corporate and management services (such as information technology, human resources, compliance and legal services) to the Advisor.

As of September 30, 2024, investment vehicles managed or advised by Kayne Anderson had over $36 billion in assets under management (“AUM”) for institutional investors, family offices, high net worth and retail clients. Kayne Anderson has over 350 professionals located across five offices across the U.S. The firm has approximately 150 investment professionals, approximately 36 of which are dedicated to credit investing.

Kayne Anderson Private Credit

KAPC is Kayne Anderson’s line of business focused on private credit that operates various fund vehicles targeting middle market first lien senior secured, unitranche, and split-lien loans. KAPC was established in 2011 and manages (indirectly through affiliates) AUM of approximately $7.1 billion related to middle market private credit as of September 30, 2024.

KAPC’s integrated and scaled platform combines direct loan origination, strong fundamental credit analysis and relative-value perspective.

The Advisor — KA Credit Advisors, LLC

Our investment activities are managed by our Advisor, an indirect controlled subsidiary of Kayne Anderson, and the Advisor operates within KAPC’s line of business. The Advisor is an investment advisor registered with the SEC under the Advisers Act pursuant to an investment advisory agreement between us and the Advisor (the “Investment Advisory Agreement”). In accordance with the Advisers Act, our Advisor is responsible for originating prospective investments, conducting research and due diligence investigations on potential investments, analyzing investment opportunities, negotiating and structuring investment sand monitoring our investments and portfolio companies on an ongoing basis. The Advisor benefits from the scale and resources of Kayne Anderson and specifically KAPC.

The Advisor executes on our investment objective by (1) accessing the established loan sourcing channels developed by KAPC, which includes an extensive network of private equity firms, other middle market lenders, financial advisors, intermediaries and management teams, (2) selecting investments within our middle market company focus, (3) implementing KAPC’s underwriting process and (4) drawing upon its experience and resources and the broader Kayne Anderson network.

The principal executive offices of our Advisor are located at 717 Texas Avenue, Suite 2200, Houston, Texas 77002.

Corporate Structure

We are a Delaware corporation and commenced operations on February 5, 2021.

____________

(1)      From time to time we may form wholly-owned subsidiaries to facilitate our normal course of business investing activities.

Investment Advisory Agreement

On March 6, 2024, the Company entered into an amended and restated investment advisory agreement with the Advisor (the “Amended Investment Advisory Agreement”), which became effective when we closed our initial public offering (“IPO”). Under the Amended Investment Advisory Agreement, the base management fee calculated at an annual rate of 1.00% and the incentive fee on income is subject to a twelve-quarter lookback quarterly hurdle rate of 1.50% and is subject to an Incentive Fee Cap (as defined below) based on the Company’s Cumulative Pre-Incentive Fee Net Return (as defined below).

The cost of both the management fee and the incentive fee under the Amended Investment Advisory Agreement are ultimately be borne by common stockholders. The Amended Investment Advisory Agreement was approved by the Board on March 6, 2024. Unless earlier terminated, the Amended Investment Advisory Agreement will renew automatically for successive annual periods, provided that such continuance is specifically approved at least annually by our Board including a majority of Independent Directors or the vote of a majority of our outstanding voting securities.

As discussed in more detail below, on March 6, 2024, the Advisor entered into the Amended Investment Advisory Agreement (effective upon the closing of the IPO) to include a three-year total return lookback feature on the income incentive fee. This lookback feature provides that the Advisor’s income incentive fee may be reduced if the Company’s portfolio experiences aggregate write-downs or net capital losses during the applicable Trailing Twelve Quarters (as defined below). On March 6, 2024 the Advisor also entered into a fee waiver agreement (the “Fee Waiver Agreement”) for the waivers of (i) the income incentive fee for three calendar quarters commencing in the calendar quarter the IPO was completed and (ii) a portion of the base management fee for one year following the completion of the IPO. The Fee Waiver Agreement became effective upon the closing of the IPO. Amounts waived by the Advisor pursuant to the Fee Waiver Agreement are not subject to recoupment by the Advisor. The waivers of the base management fee and incentive income fee pursuant to the Fee Waiver Agreement may only be terminated by the Board and may not be terminated by the Advisor. The Fee Waiver Agreement is contractual in nature.

Base Management Fee

Effective upon the closing of the IPO, the base management fee pursuant to the Amended Investment Advisory Agreement became calculated at an annual rate of 1.00% of the fair market value of the Company’s investments. Since the IPO occurred on a date other than the first day of a calendar quarter, the base management fee was calculated for such calendar quarter at a weighted rate based on the fee rates applicable before and after the closing of the IPO based on the number of days in such calendar quarter before and after the closing of the IPO. Pursuant to the Fee Waiver Agreement, effective upon the closing of the IPO, the Advisor entered into an agreement for the contractual waiver of the base management fee at an annual rate of 0.25% for one year following the completion of the IPO.

The base management fee under the Amended Investment Advisory Agreement is payable quarterly in arrears and calculated based on the average of the Company’s fair market value of investments, at the end of the two most recently completed calendar quarters, including, in each case, assets purchased with borrowings under credit facilities and issuances of senior unsecured notes, but excluding cash, U.S. government securities and commercial paper instruments maturing within one year of purchase. Base management fees for any partial quarter will be appropriately pro-rated.

Incentive Fee

The Company will also pay the Advisor an incentive fee. The incentive fee will consist of two parts — an incentive fee on income and an incentive fee on capital gains. Described in more detail below, these components of the incentive fee will be largely independent of each other with the result that one component may be payable even if the other is not.

Incentive Fee on Income

The incentive fee based on income (the “income incentive fee”) under the Amended Investment Advisory Agreement is determined and paid quarterly in arrears in cash (subject to the limitations described in “Payment of Incentive Fees” below).

Under the Amended Investment Advisory Agreement, the first part of the income incentive fee is calculated and payable quarterly in arrears based on the Company’s pre-incentive fee net investment income as defined in the Amended Investment Advisory Agreement. Pre-incentive fee net investment income means, as the context requires, either the dollar value of, or percentage rate of return on the value of, the Company’s net assets at the beginning of each applicable calendar quarter from interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees that the Company receives from portfolio companies) accrued during the calendar quarter, minus the Company’s operating expenses accrued for the quarter (including the management fee, expenses payable under the Administration Agreement (as defined below), and any interest expense or fees on any credit facilities or senior unsecured notes and dividends paid on any issued and outstanding preferred shares, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with pay in kind (“PIK”) interest and zero coupon securities), accrued income that the Company has not yet received in cash. Pre-incentive fee net investment income excludes any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation.

Following the closing of the IPO, the Company is required to pay an income incentive fee of 15.0%, with a 1.50% quarterly hurdle and 100% catch-up. Pursuant to the Fee Waiver Agreement, the Advisor waived its right to receive an income incentive fee during the three calendar quarters commencing with the calendar quarter in which the IPO was completed and amounts waived by the Advisor pursuant to the Fee Waiver Agreement are not subject to recoupment by the Advisor.

Effective upon the closing of the IPO, the Company will pay the Advisor an income incentive fee based on its aggregate pre-incentive fee net investment income (as described above), with respect to (i) the calendar quarter ending June 30, 2024 (the “First Calendar Quarter”) and (ii) each subsequent calendar quarter, with the then, current calendar quarter and the eleven preceding calendar quarters beginning with the calendar quarter after the First Calendar Quarter (or the appropriate portion thereof in the case of any of the Company’s first eleven calendar quarters that commence after the First Calendar Quarter) (those calendar quarters after the First Calendar Quarter, the “Trailing Twelve Quarters”).

For the First Calendar Quarter, pre-incentive fee net investment income in respect of the First Calendar Quarter was compared to a hurdle rate of 1.50% (6.00% annualized). The income incentive fee for the First Calendar Quarter was determined as follows:

•        no income incentive fee is payable to the Advisor if the aggregate pre-incentive fee net investment income for the First Calendar Quarter does not exceed that hurdle rate;

•        100% of the aggregate pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds that hurdle rate, but is less than a quarterly rate of 1.6667% for the portion of the First Calendar Quarter before the IPO and a quarterly rate of 1.7647% for the portion of the First Calendar Quarter after the IPO, referred to the “catch-up.” The “catch-up” is meant to provide the Advisor with approximately 10.0% of the Company’s pre-incentive fee net investment income for the portion of the First Calendar Quarter before the IPO and 15.0% for the balance of that First Calendar Quarter, as if the hurdle rate did not apply; and

•        10.0% of the aggregate pre-incentive fee net investment income, if any, that exceeds a quarterly rate of 1.6667% for the portion of the First Calendar Quarter before the IPO and 15.0% of the aggregate pre-incentive fee net investment income, if any, that exceeds a quarterly rate of 1.7647% for the balance of the First Calendar Quarter.

Commencing with the calendar quarter beginning immediately after the First Calendar Quarter, subject to the Incentive Fee Cap (described below), the pre-incentive fee net investment income in respect of the relevant Trailing Twelve Quarters is compared to a “Hurdle Rate” equal to the product of (i) the hurdle rate of 1.50% per quarter (6.00% annualized) and (ii) the sum of our net assets at the beginning of each applicable calendar quarter comprising the relevant Trailing Twelve Quarters. The income incentive fee for each calendar quarter will be determined as follows:

•        no income incentive fee is payable to the Advisor in any calendar quarter in which aggregate pre-incentive fee net investment income in respect of the relevant Trailing Twelve Quarters does not exceed the Hurdle Rate;

•        100% of the aggregate pre-incentive fee net investment income in respect of the Trailing Twelve Quarters with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the Hurdle Rate, but is less than or equal to an amount, which we refer to as the “Catch-up Amount,” determined on a quarterly basis by multiplying 1.7647% by the Company’s net asset value at the beginning of each applicable calendar quarter comprising the relevant Trailing Twelve Quarters (after making appropriate adjustments to the Company’s net asset value at the beginning of each applicable calendar quarter for all issuances by the Company of shares of its common stock, including issuances pursuant to its dividend reinvestment plan, and distributions during the applicable calendar quarter); and

•        15.0% of the aggregate pre-incentive fee net investment income in respect of the Trailing Twelve Quarters that exceeds the Catch-up Amount.

Commencing with the quarter that begins immediately after the First Calendar Quarter, each income incentive fee became subject to an “Incentive Fee Cap” that in respect of any calendar quarter is an amount equal to 15.0% of the Cumulative Pre-Incentive Fee Net Return (as defined herein) during the Trailing Twelve Quarters less the aggregate income incentive fees that were paid to the Advisor in the preceding eleven calendar quarters (or portion thereof)

comprising the relevant Trailing Twelve Quarters. In the event the Incentive Fee Cap is zero or a negative value then no income incentive fee shall be payable and if the Incentive Fee Cap is less than the amount of income incentive fee that would otherwise be payable, the amount of income incentive fee shall be reduced to an amount equal to the Incentive Fee Cap.

“Cumulative Pre-Incentive Fee Net Return” means (x) with respect to the First Calendar Quarter, the sum of pre-incentive fee net investment income in respect of the First Calendar Quarter, (y) with respect to the relevant Trailing Twelve Quarters, the pre-incentive fee net investment income in respect of the relevant Trailing Twelve Quarters minus any Net Capital Loss (as defined below), if any, in respect of the relevant Trailing Twelve Quarters. If, in any quarter, the Incentive Fee Cap is zero or a negative value, the Company will pay no income incentive fee to the Advisor for such quarter. If, in any quarter, the Incentive Fee Cap for such quarter is a positive value but is less than the income incentive fee that is payable to the Advisor for such quarter (before giving effect to the Incentive Fee Cap) calculated as described above, the Company will pay an income incentive fee to the Advisor equal to the Incentive Fee Cap for such quarter. If, in any quarter, the Incentive Fee Cap for such quarter is equal to or greater than the income incentive fee that is payable to the Advisor for such quarter (before giving effect to the Incentive Fee Cap) calculated as described above, the Company will pay an income incentive fee to the Advisor equal to the incentive fee calculated as described above for such quarter without regard to the Incentive Fee Cap.

“Net Capital Loss” in respect of a particular period means the difference, if positive, between (i) aggregate capital losses, whether realized or unrealized, in such period and (ii) aggregate capital gains, whether realized or unrealized, in such period.

These calculations are prorated for any period of less than three months and adjusted for any share issuances or repurchases during the relevant quarter. In no event will the amendments to the income incentive fee to include the three year income and total return lookback features allow the Advisor to receive greater cumulative income incentive fees under the Amended Investment Advisory Agreement than it would have under the Investment Advisory Agreement. Amounts waived by the Advisor pursuant to the Fee Waiver Agreement are not subject to recoupment by the Advisor.

Incentive Fee on Capital Gains

The incentive fee on capital gains (the “capital gains incentive fee”) is calculated and payable in arrears in cash as follows:

•        15.0% of the Company’s realized capital gains, if any, on a cumulative basis from formation through the end of a given calendar year or upon termination of the Investment Advisory Agreement, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees.

Payment of Incentive Fees

Prior to the IPO, any incentive fees earned by the Advisor accrued as earned but only became payable in cash to the Advisor upon closing of the IPO. The Company incurred incentive fees of $16.8 million that became payable upon closing of the IPO.

The Administrator

On February 5, 2021, the Company entered into an administration agreement the (“Administration Agreement”) with its Advisor, which serves as its administrator (the “Administrator”) and will provide or oversee the performance of its required administrative services and professional services rendered by others, which will include (but are not limited to), accounting, payment of our expenses, legal, compliance, operations, technology and investor relations, preparation and filing of its tax returns, and preparation of financial reports provided to its stockholders and filed with the SEC. On March 6, 2024, the Board approved a one-year renewal term of the Administration Agreement through March 15, 2025.

The Company will reimburse the Administrator for its costs and expenses incurred in performing its obligations under the Administration Agreement, which may include, its allocable portion of office facilities, overhead, and compensation paid to or compensatory distributions received by its officers (including our Chief Compliance Officer and Chief Financial Officer) and its respective staff who provide services to the Company. As the Company reimburses the Administrator for its expenses, such costs (including the costs of the sub-administrator) will be ultimately borne by common stockholders. The Administrator does not receive compensation from the Company other than reimbursement of its expenses. The Administration Agreement may be terminated by either party with 60 days’ written notice.

Since the inception of the Company, the Administrator has engaged a sub-administrator to assist the Administrator in performing certain of its administrative duties. Since the inception of the Company, the Administrator has not sought reimbursement of its expenses other than expenses incurred by the sub-administrator. However, the Administrator has a contractual right to seek reimbursement for its costs and expenses incurred in performing its obligations under the Administration Agreement and may do so in the future. On March 28, 2023, the Administrator engaged Ultimus Fund Solutions, LLC under a sub-administration agreement. Under the terms of the sub-administration agreement, Ultimus Fund Solutions, LLC will provide fund administration and fund accounting services. Since March 28, 2023, the Company has paid fees to Ultimus Fund Solutions, LLC, which constitute reimbursable expenses under the Administration Agreement. The Administrator may enter into additional sub-administration agreements with third-parties to perform other administrative and professional services on behalf of the Administrator.

Policies and Procedures for Managing Conflicts

The Advisor and the Administrator have a fiduciary duty to the Company under the 1940 Act, including with respect to the receipt of compensation. The Advisor and its affiliates have policies and procedures in place designed to manage the potential conflicts of interest between our Advisor’s fiduciary obligations to us and its similar fiduciary obligations to other clients. For example, such policies and procedures are designed to ensure that investment opportunities are generally allocated on a pro rata basis based on each account’s capital available for investment. An investment opportunity that is suitable for multiple clients of our Advisor and its affiliates may not be capable of being shared among some or all of such clients and affiliates due to the limited scale of the opportunity or other factors, including regulatory restrictions imposed by the 1940 Act. We can offer no assurance that the efforts of our Advisor and its affiliates to allocate any particular investment opportunity fairly among all clients for whom such opportunity is appropriate will result in an allocation of all or part of such opportunity to us. Our investors should not expect all conflicts of interest to be resolved in our favor.

Allocation of Investment Opportunities and Exemptive Relief

We make investments alongside certain entities and accounts advised by our Advisor and its affiliates. Under the 1940 Act, we are prohibited from knowingly participating in certain joint transactions with our affiliates without the prior approval of the independent directors and, in some cases, prior approval by the SEC. However, we generally make investments alongside affiliated entities and accounts pursuant to exemptive relief granted by the SEC to us, our Advisor, and certain affiliates of ours on February 4, 2020. Pursuant to such exemptive relief, and subject to certain conditions, we are permitted to co-invest in the same security with our affiliates in a manner that is consistent with our investment objective, investment strategy, regulatory consideration and other relevant factors. If opportunities arise that would otherwise be appropriate for us and an affiliate to purchase different securities in the same issuer, our Advisor will need to decide which account will proceed with such investment. Our Advisor’s investment allocation policy incorporates the conditions of exemptive relief to seek to ensure that investment opportunities are allocated in a manner that is fair and equitable.

Corporate Information

Our principal executive offices are located at 717 Texas Avenue, Suite 2200, Houston, Texas, 77002 and our telephone number is (713) 493-2020. Our corporate website is located at www.kaynebdc.com. Information on our website and the SEC’s website is not incorporated into or a part of this prospectus.

Implications of Being an Emerging Growth Company

We are an emerging growth company as defined in the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”) and we are eligible to take advantage of certain specified reduced disclosure and other requirements that are otherwise generally applicable to public companies that are not “emerging growth companies,” including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act of 2002 (the

“Sarbanes-Oxley Act”). We expect to remain an emerging growth company for up to five years following the closing of our IPO on May 24, 2024 or until the earliest of (i) the last day of the first fiscal year in which our annual gross revenues equal or exceed $1.235 billion, (ii) December 31 of the fiscal year that we become a “large accelerated filer” as defined in Rule 12b-2 under the Exchange Act of 1934, as amended (the “Exchange Act”), which would occur if the market value of our common stock that is held by non-affiliates exceeds $700.0 million as of the last business day of our most recently completed second fiscal quarter and we have been publicly reporting for at least 12 months or (iii) the date on which we have issued more than $1.0 billion in non-convertible debt securities during the preceding three-year period.

DGCL

The General Corporation Law of the State of Delaware, as amended (the “DGCL”), contains provisions that may discourage, delay or make more difficult a change in control of us or the removal of our directors. Our certificate of incorporation and bylaws contain provisions that limit liability and provide for indemnification of our directors and officers. These provisions and others which we may adopt also may have the effect of deterring hostile takeovers or delaying changes in control or management. We are subject to Section 203 of the DGCL, the application of which is subject to any applicable requirements of the 1940 Act. See “Description of Our Capital Stock — Provisions of the DGCL and Our Certificate of Incorporation and Bylaws.”

Recent Developments

On October 15, 2024, we paid a regular dividend of $0.40 per share to each common stockholder of record as of September 30, 2024. The total dividend was $28.4 million and $4.5 million was reinvested into the Company through open market purchases of common stock.

On November 6, 2024, our Board of Directors declared a regular dividend to common stockholders in the amount of $0.40 per share. The regular dividend of $0.40 per share will be paid on January 15, 2025 to stockholders of record as of the close of business on December 31, 2024, payable in cash or shares of our common stock pursuant to our Dividend Reinvestment Plan, as amended.

From October 1, 2024 to November 7, 2024, our agent repurchased 21,668 shares of common stock at an average price of $16.09 per share for a total amount of $0.3 million. As of November 7, 2024, $98.5 million remains for repurchase under our stock repurchase plan.

Summary of Principal Risk Factors

Investing in our shares of common stock involves a number of significant risks. You should carefully consider information found in the section entitled “Risk Factors” and elsewhere in this prospectus. Some of the risks involved in investing in our shares of common stock include:

Principal Risks Relating to Our Business and Structure

•        We have a limited operating history and our Advisor and its affiliates have limited experience advising BDCs and may not replicate the historical results achieved by other entities managed by members of the Advisor’s investment committee, the Advisor or its affiliates.

•        We use leverage pursuant to borrowings under credit facilities and issuances of senior unsecured notes to finance our investments and changes in interest rates will affect our cost of capital and net investment income.

•        We depend upon our Advisor and Administrator for our success and upon their access to the investment professionals and partners of Kayne Anderson and its affiliates. Any inability of the Advisor or the Administrator to maintain or develop these relationships, or the failure of these relationships to generate investment opportunities, could adversely affect our business.

•        Our financial condition, results of operations and cash flows depend on our ability to manage our business and future growth effectively.

•        There are significant potential conflicts of interest that could affect our investment returns, including conflicts related to obligations the Advisor’s investment committee, the Advisor or its affiliates have to other clients and conflicts related to fees and expenses of such other clients.

•        We generally may make investments that could give rise to a conflict of interest and our ability to enter into transactions with our affiliates will be restricted.

•        We operate in a highly competitive market for investment opportunities, which could reduce returns and result in losses.

•        We will be subject to corporate-level income tax if we are unable to qualify as a RIC.

•        We finance our investments with borrowings under credit facilities and issuances of senior unsecured notes, which will magnify the potential for gain or loss on amounts invested and may increase the risk of investing in us.

•        Adverse developments in the credit markets may impair our ability to enter into new credit facilities or our ability to issue senior unsecured notes.

•        The majority of our portfolio investments are recorded at fair value as determined in good faith by our Advisor and, as a result, there may be uncertainty as to the value of our portfolio investments.

•        Our Board may change our investment objective, operating policies and strategies without prior notice or stockholder approval, and we may temporarily deviate from our regular investment strategy.

•        Efforts to comply with the Exchange Act and the Sarbanes-Oxley Act will involve significant expenditures, and non-compliance would adversely affect us and the value of our shares of common stock.

•        We are highly dependent on information systems, and cybersecurity risks and cyber incidents may adversely affect our business or the business of our portfolio companies, which may, in turn, negatively affect the value of our shares of common stock and our ability to pay distributions.

Principal Risks Relating to Our Investments

•        Rising interest rates could affect the value of our investments and make it more difficult for portfolio companies to make periodic payments on their loans.

•        Our business is dependent on bank relationships and recent strain on the banking system may adversely impact us.

•        Limitations of investment due diligence in the private middle market companies in which we invest expose us to increased investment risk.

•        We invest in highly leveraged companies, which could cause us to lose all or a part of our investment in those companies.

•        We are subject to risks associated with our investments in unitranche secured loans and securities, including the potential loss of all or part of such investments.

•        Our investments in securities that are rated below investment grade (i.e. “junk bonds”) may be risky and we could lose all or part of our investments.

•        Defaults by our portfolio companies, including defaults relating to collateral, will harm our operating results.

•        The lack of liquidity in our investments may adversely affect our business.

•        Our prospective portfolio companies may prepay loans, which may reduce our yields if capital returned cannot be invested in transactions with equal or greater expected yields.

•        Our prospective portfolio companies may be unable to repay or refinance outstanding principal on their loans at or prior to maturity.

•        Our portfolio may be concentrated in a limited number of portfolio companies and industries, which will subject us to a risk of significant loss if any of these companies defaults on its obligations under any of its debt instruments or if there is a downturn in a particular industry.

•        There is no assurance that portfolio company management will be able to operate their companies in accordance with our expectations.

•        Our investments in the Trading Companies & Distributors industry face considerable uncertainties including significant regulatory challenges.

Risks Relating to Our Common Stock

•        Prior to the IPO, there has been no public market for our shares of common stock, and we cannot assure you that a market for our shares of common stock will develop or that the market price of our shares of common stock will not decline following the IPO. Our share of common stock price may be volatile and may fluctuate substantially.

•        Sales of substantial amounts of our shares of common stock in the public market may have an adverse effect on the market price of our shares of common stock.

•        Trading in our shares may be limited and our shares may trade below NAV.

•        During extended periods of capital market disruption and instability, there is a risk that you may not receive distributions or that our distributions may not grow over time and a portion of our distributions may be a return of capital.

•        Our stockholders may experience dilution in their ownership percentage.

THE OFFERING SUMMARY

Shares of Common Stock offered by the Selling Stockholder	Up to 12,181,352 shares of our common stock
Use of Proceeds

All of the securities offered by this prospectus are being registered for the account of the selling stockholder. We will not receive any of the proceeds from the sale of these securities. The selling stockholder will pay all costs, expenses and fees relating to the registration of the securities covered by this prospectus. The selling stockholder will bear all commissions and discounts, if any, attributable to the sale of the common stock under this shelf offering.

Listing	Our common stock is traded on the NYSE under the symbol “KBDC”.
Leverage

As a BDC, we are permitted under the 1940 Act to make borrowings under credit facilities and issue senior unsecured notes to finance a portion of our investments. As a result, we are exposed to the risks of leverage, which may be considered a speculative investment technique.

We finance our investments with leverage in the form of borrowings under credit facilities and issuances of senior unsecured notes. We also intend to further borrow under credit facilities and/or issue senior unsecured notes in the future in order to finance our investments. In accordance with the 1940 Act, we are required to meet a coverage ratio of total assets (less total liabilities other than indebtedness) to total borrowings and other senior securities of at least 150%. If this ratio declines below 150%, we cannot incur additional leverage and could be required to sell a portion of our investments to repay some leverage when it is disadvantageous to do so.

Our common stockholders bear the burden of any increase in our expenses as a result of our use of leverage, including interest expenses and any increase in the base management fee payable to the Advisor.

As of September 30, 2024, we had $788.0 million of indebtedness outstanding under our credit facilities and senior unsecured notes.

As of September 30, 2024, our asset coverage ratio was 251%.

Risk Factors

Investing in our shares of common stock involves a number of significant risks. You should carefully consider information found in the section entitled “Risk Factors” and elsewhere in this prospectus before deciding to invest in our common stock.

Available Information

We file with or submit to the SEC periodic and current reports, proxy statements and other information meeting the informational requirements of the Exchange Act.

We furnish our stockholders with annual reports containing audited financial statements, quarterly reports, and such other periodic reports as we determine to be appropriate or as may be required by law.

We make available on our website (www.kaynebdc.com) our annual reports on Form 10-K, quarterly reports on Form 10-Q and our current reports on Form 8-K. The SEC also maintains a website that contains such information. The reference to our website is an inactive textual reference only and the information contained on our website and in our reports filed with the SEC is not a part of this registration statement. See “Available Information”.

FEES AND EXPENSES

The selling stockholder will pay any underwriting discounts and commissions and expenses incurred by it for brokerage, accounting, tax or legal services or any other expenses incurred by it in selling its shares of our common stock. We will not bear any expenses associated with any offering by the selling stockholder, other than expenses and fees relating to the registration of the securities covered by this prospectus. The following table is intended to assist you in understanding the costs and expenses associated with the offering. We caution you that some of the percentages indicated in the table below are estimates and may vary. The expenses shown in the table under “Annual Expenses” are based on estimated amounts for our current fiscal year. The following table should not be considered a representation of our future expenses. Actual expenses may be greater or less than shown.
Selling Stockholder Transaction Expenses:
Sales Load (as a percentage of offering price)(1)	—
Offering expenses (as a percentage of offering price)(2)	—
Dividend Reinvestment Plan Fees(3)	$15.00
Total Stockholder Transaction Expenses (as a percentage of offering price)	—
Annual Expenses (as a percentage of net assets attributable to common stock)(4)
Management Fees(5)	2.00%
Incentive Fees(6)	1.91%
Interest Payments and fees paid on Borrowed Funds(7)	8.81%
Other Expenses(8)	0.36%
Total Annual Expenses	13.08%
Management Fee Waiver(9)	(0.50)%
Total Net Annual Expenses	12.58%

____________

(1)      Any sales load (underwriting discount and commission) with respect to the shares of our common stock sold by the selling stockholder in an underwritten offering, which is a fee paid to the underwriters by the selling stockholder, shall be disclosed in a related prospectus supplement.

(2)      Any related prospectus supplement will disclose the estimated amount of offering expenses, the offering price and the estimated amount of offering expenses borne by the selling stockholder as a percentage of the offering price.

(3)      Participants in the dividend reinvestment plan may withdraw at any time by giving notice to the DRIP administrator. There is no brokerage charge for reinvestment of dividends or distributions in common stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the DRIP administrator when it makes open market purchases. If a DRIP participant elects to have the DRIP Administrator sell its shares in connection with a withdrawal from the DRIP, the DRIP administrator is authorized to deduct a $15 transaction fee plus a $0.10 per share brokerage commission from the proceeds.

The expenses of the dividend reinvestment plan are included in “other expenses” in the table above. Our common stockholders will ultimately bear indirectly the DRIP administrator’s fees. For additional information, see “Dividend Reinvestment Plan.”

(4)      Net assets employed as the denominator for expense ratio computation is $1,176 million.

(5)      Includes management fees paid by Kayne Anderson BDC Financing, LLC (“KABDCF”) and Kayne Anderson BDC Financing II, LLC (“KABDCF II”), respectively.

The base management fee is calculated at an annual rate of 1.00% of the fair market value of our investments including, in each case, assets purchased with borrowings under credit facilities and issuances of senior unsecured notes, but excluding cash, U.S. government securities and commercial paper instruments maturing within one year of purchase.

(6)      The Incentive Fee will consist of two components that are independent of each other, with the result that one component may be payable even if the other is not. A portion of the Incentive Fee is based on our income and a portion is based on our capital gains. The table reflects each incentive fee calculated at a rate of 15.0%. Amounts waived by the Advisor pursuant to the Fee Waiver Agreement are not subject to recoupment by the Advisor.

(7)      Interest payments on borrowed funds represents an estimate of our annualized interest expense based on borrowings under credit facilities and issuances of senior unsecured notes. The assumed weighted average interest rate outstanding under our credit facilities and senior unsecured notes was 8.81%. We also intend to further borrow under credit facilities and/or issue senior unsecured notes in the future in order to finance our investments and may issue preferred stock, subject to our compliance with applicable requirements under the 1940 Act.

(8)      “Other Expenses” includes estimated general and administrative expenses, professional fees and director fees and is based on amounts estimated for the current fiscal year. Includes expenses paid by KABDCF and KABCF II, respectively.

(9)      On March 6, 2024, the Company and the Advisor entered into the Fee Waiver Agreement, which became effective upon closing of the IPO and extends for at least 12 months from the closing of the IPO. Pursuant to the Fee Waiver Agreement, the Advisor has waived its right to receive the base management fee at an annual rate of 0.25% for one year following the completion of the IPO. The base management fee waiver pursuant to the Fee Waiver Agreement may only be terminated by the Board and may not be terminated by the Advisor. Amounts waived by the Advisor pursuant to the Fee Waiver Agreement will not be subject to recoupment by the Advisor.

Example

The following example demonstrates the projected dollar amount of total cumulative expenses over various periods with respect to a hypothetical investment in our shares of common stock. In calculating the following expense amounts, we have assumed that our annual operating expenses would remain at the levels set forth in the table above. Since the selling stockholder will pay any transaction expenses associated with selling of its shares, the transaction expenses are excluded from the table below.
	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return resulting entirely from net realized capital gains(1)	$121	$344	$532	$884
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return resulting entirely from net investment income(2)	$104	$302	$476	$826

____________

(1)      Assumes no unrealized capital depreciation or realized capital losses and 5% annual return on our portfolio resulting entirely from net realized capital gains (and therefore subject to the capital gains incentive fee). Because our investment strategy involves investments that primarily generate current income, we believe that a 5% annual return resulting from realized capital gains is unlikely.

(2)      The income based incentive fee is subject to a 6.00% hurdle. Accordingly, no incentive fee would be payable in this example.

While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. There is no incentive compensation either on income or on capital gains under our Investment Advisory Agreement assuming a 5% annual return and therefore it is not included in the example. If we achieve sufficient returns on our investments, including through the realization of capital gains, to trigger an incentive compensation of a material amount, our distributions to our stockholders and our expenses would likely be higher. In addition, while the example assumes reinvestment of all dividends and distributions at NAV, under certain circumstances, reinvestment of dividends and other distributions under our dividend reinvestment plan may occur at a price per share that differs from NAV. See “Dividend Reinvestment Plan” for additional information regarding our DRIP.

FINANCIAL HIGHLIGHTS

Information regarding our financial highlights is incorporated by reference herein, from our most recent Annual Report on Form 10-K and our most recent Quarterly Report on Form 10-Q.

RISK FACTORS

Investing in our securities involves a number of significant risks. Before you invest in our securities, you should be aware of various risks, including those described in this prospectus, any accompanying prospectus supplement, any related free writing prospectus we may authorize in connection with a specific offering, “Part I, Item IA. Risk Factors” in our most recent Annual Report on Form 10-K, which is incorporated by reference herein in their entirety, “Part II, Item 1A. Risk Factors” in our most recent Quarterly Report on Form 10-Q, which is incorporated by reference herein in their entirety, and any document incorporated by reference herein. You should carefully consider these risk factors, together with all of the other information included in this prospectus, any accompanying prospectus supplement and any related free writing prospectus we may authorize in connection with a specific offering, before you decide whether to make an investment in our securities. The risks set out and described in these documents are not the only risks we face. Additional risks and uncertainties not presently known to us or not presently deemed material by us may also impair our business, operations and performance. If any of the following events occur, our business, financial condition, results of operations and cash flows could be materially and adversely affected. In such case, our NAV could decline, and you may lose all or part of your investment. Please also read carefully the section titled “Cautionary Notice Regarding Forward-Looking Statements.”

The number of shares being registered for sale is significant in relation to the number of our outstanding shares of common stock.

We have filed a registration statement of which this prospectus is a part to register 12,181,352 shares offered hereunder for sale into the public market by the selling stockholder. These shares represent approximately 17.2% of our issued and outstanding common stock as of November 11, 2024 and, if sold in the market all at once or at about the same time, the sale could depress the market price of our common stock during the period the registration statement remains effective and could also affect our ability to raise equity capital.

Risks Relating to Our Business and Structure

Purchases of shares of our common stock by us under our open market repurchase program, including the Company Rule 10b5-1 Plan, may result in the price of shares of our common stock being higher than the price that otherwise might exist in the open market and are subject to our ability to finance such repurchases.

Our Board has authorized us to repurchase shares of our common stock through an open-market share repurchase program for up to $100 million in the aggregate of shares of our common stock within one year of the closing of the IPO. Pursuant to such authorization and concurrently with the closing of the IPO, we entered into the Company 10b5-1 Plan to acquire up to $100 million in the aggregate of shares of our Common Stock, in accordance with the guidelines specified in Rule 10b-18 and Rule 10b5-1 of the Exchange Act, and will otherwise be subject to applicable law, including Regulation M, which may prohibit purchases under certain circumstances. These activities may have the effect of maintaining the market price of shares our Common Stock or retarding a decline in the market price of the shares of our Common Stock, and, as a result, the price of our shares of Common Stock may be higher than the price that otherwise might exist in the open market.

In addition, we may further borrow under credit facilities and/or issue senior unsecured notes in the future in order to finance repurchases of shares. We can offer no assurance that we will be successful in obtaining suitable debt investments to finance purchases under the Company 10b5-1 Plan. Whether purchases will be made under the Company 10b5-1 Plan and how much will be purchased at any time is uncertain, dependent on prevailing market prices, trading volumes and our ability to finance repurchases, all of which we cannot predict.

Efforts to comply with the Exchange Act and the Sarbanes-Oxley Act will involve significant expenditures, and non-compliance would adversely affect us and the value of our shares of common stock.

As a public entity, we are subject to the reporting requirements of the Exchange Act and requirements of the Sarbanes-Oxley Act. These requirements may place a strain on our systems and resources. The Exchange Act requires that we file annual, quarterly and current reports with respect to our business and financial condition. The Sarbanes-Oxley Act requires that we maintain effective disclosure controls and procedures and internal controls over financial reporting, which are discussed below.

We have implemented procedures, processes, policies and practices for the purpose of addressing such standards and requirements applicable to public companies. Our management will be required to report on our internal control over financial reporting pursuant to Section 404 of the Sarbanes-Oxley Act. We will be required to review on an annual basis our internal control over financial reporting, and on a quarterly and annual basis to evaluate and disclose changes in our internal control over financial reporting. As a result, we expect to incur significant additional annual expenses related to these steps and, among other things, directors’ and officers’ liability insurance, director fees, reporting requirements of the SEC, expenses associated with corporate governance requirements, transfer agent fees, additional administrative expenses payable to the Administrator to compensate them for hiring additional accounting, legal and administrative personnel, increased auditing and legal fees and similar expenses. This process will also result in a diversion of management’s time and attention. We do not know when our evaluation, testing and remediation actions will be completed or its impact on our operations. In addition, we may be unable to ensure that the process is effective or that our internal control over financial reporting is or will be effective. In the event that we are unable to come into and maintain compliance with the Sarbanes-Oxley Act and related rules, we and the value of our securities would be adversely affected.

Our independent registered public accounting firm will not be required to attest to the effectiveness of our internal control over financial reporting until the date we are no longer an emerging growth company under the JOBS Act. Because we do not currently have comprehensive documentation of our internal control and have not yet tested our internal control in accordance with Section 404 of the Sarbanes-Oxley Act, we cannot conclude, as required by Section 404, that we do not have a material weakness in our internal control or a combination of significant deficiencies that could result in the conclusion that we have a material weakness in our internal control. If we are not able to implement the applicable requirements of Section 404 of the Sarbanes-Oxley Act in a timely manner or with adequate compliance, our operations, financial reporting or financial results could be adversely affected. Matters impacting our internal controls may cause us to be unable to report our financial information on a timely basis and thereby subject us to adverse regulatory consequences, including sanctions by the SEC, and result in a breach of the covenants under the agreements governing any of our financing arrangements. There could also be a negative reaction in the financial markets due to a loss of investor confidence in us and the reliability of our financial statements. Confidence in the reliability of our financial statements could also suffer if we or our independent registered public accounting firm were to report a material weakness in our internal controls over financial reporting. This could materially adversely affect us.

Our internal control over financial reporting may not prevent or detect misstatements because of its inherent limitations, including the possibility of human error, the circumvention or overriding of controls, or fraud. Even effective internal controls can provide only reasonable assurance with respect to the preparation and fair presentation of financial statements. If we fail to maintain the adequacy of our internal controls, including any failure to implement required new or improved controls, or if we experience difficulties in their implementation, our business and operating results could be harmed and we could fail to meet our financial reporting obligations.

Risks Relating to Our Investments

We are subject to risks associated with our investments in unitranche secured loans and securities, including the potential loss of all or part of such investments.

We invest in unitranche secured loans, which are a combination of senior secured and junior secured debt in the same facility. Unitranche secured loans provide all of the debt needed to finance a leveraged buyout or other corporate transaction, both senior and junior, but generally in a first-lien position, while the borrower generally pays a blended, uniform interest rate rather than different rates for different tranches. Unitranche secured debt generally requires payments of both principal and interest throughout the life of the loan. Generally, we expect these securities to carry a blended yield that is between senior secured and junior debt interest rates. Unitranche secured loans provide a number of advantages for borrowers, including the following: simplified documentation, greater certainty of execution and reduced decision-making complexity throughout the life of the loan. In some cases, a portion of the total interest may accrue or be paid in kind. Because unitranche secured loans combine characteristics of senior and junior financing, unitranche secured loans have risks similar to the risks associated with senior secured and second-lien loans and junior debt in varying degrees according to the combination of loan characteristics of the unitranche secured loan.

Our investments in securities that are rated below investment grade (i.e. “junk bonds”) may be risky and we could lose all or part of our investments.

We invest in securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Below investment grade securities, which are often referred to as “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. They may also be difficult to value and illiquid. The major risks of below investment grade securities include:

Below investment grade securities may be issued by less creditworthy issuers. Issuers of below investment grade securities may have a larger amount of outstanding debt relative to their assets than issuers of investment grade securities. In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of holders of below investment grade securities, leaving few or no assets available to repay holders of below investment grade securities.

Prices of below investment grade securities are subject to extreme price fluctuations. Adverse changes in an issuer’s industry and general economic conditions may have a greater impact on the prices of below investment grade securities than on other higher-rated fixed-income securities.

Issuers of below investment grade securities may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments, or the unavailability of additional financing.

Below investment grade securities frequently have redemption features that permit an issuer to repurchase the security from us before it matures. If the issuer redeems below investment grade securities, we may have to invest the proceeds in securities with lower yields and may lose income.

Below investment grade securities may be less liquid than higher-rated fixed-income securities, even under normal economic conditions. There are fewer dealers in the below investment grade securities market, and there may be significant differences in the prices quoted by the dealers. Judgment may play a greater role in valuing these securities and we may be unable to sell these securities at an advantageous time or price.

We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.

The credit rating of a high-yield security does not necessarily address its market value risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer.

We are subject to risks under hedging transactions and our ability to enter into transactions involving derivatives and financial commitment transactions may be limited.

Though we do not engage in hedging transactions as a principal investment strategy, we may in the future engage in hedging transactions in the form of interest rate swaps, caps, collars and floors, intended to limit our exposure to interest rate fluctuations to the limited extent such transactions are permitted under the 1940 Act and applicable commodities laws. Engaging in hedging transactions would entail additional risks to our stockholders.

In addition, we are subject to legislation that limits our ability to enter into such transactions. For example, in August 2022, Rule 18f-4 under the 1940 Act, regarding the ability of a BDC (or a registered investment company) to use derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions), became effective. Under the rule, BDCs that make significant use of derivatives are required to operate subject to a value-at-risk leverage limit, adopt a derivatives risk management program and appoint a derivatives risk manager, and comply with various testing and board reporting requirements. These requirements apply unless the BDC qualifies as a “limited derivatives user,” as defined under the adopted rules. Under the rule, a BDC may enter into an unfunded commitment agreement that is not a derivatives transaction, such as an agreement to provide financing to a portfolio company, if the BDC has, among other things, a reasonable belief, at the time it enters into such an agreement, that it will have sufficient cash and cash equivalents to meet its obligations with respect to all of its unfunded commitment agreements, in each case as it becomes due. The Company intends to operate under the limited derivatives user exemption of Rule 18f-4 and has adopted written policies and procedures reasonably designed to manage the Company’s derivatives risk pursuant to Rule 18f-4. Collectively, these requirements may limit our ability to use derivatives and/or enter into certain other financial contracts. We qualify as a “limited derivatives user,” and as a result the requirements applicable to us under Rule 18f-4 may limit our ability to use derivatives and enter into certain other financial contracts. However, if we fail to qualify as a limited derivatives user and become subject to the additional requirements under Rule 18f-4, compliance with such requirements may increase cost of doing business, which could have a material adverse effect on our business, financial condition, results of operations, and cash flows. Future legislation or rules may modify how we treat derivatives and other financial arrangements for purposes of our compliance with the leverage limitations of the 1940 Act and, therefore, may increase or decrease the amount of leverage currently available to us under the 1940 Act, which may be materially adverse to us and our stockholders.

In each such case, we generally would seek to hedge against fluctuations of the relative values of our portfolio positions from changes in market interest rates. Hedging against a decline in the values of our portfolio positions would not eliminate the possibility of fluctuations in the values of such positions or prevent losses if the values of the positions declined. However, such hedging could establish other positions designed to gain from those same developments, thereby offsetting the decline in the value of such portfolio positions. Such hedging transactions could also limit the opportunity for gain if the values of the underlying portfolio positions increased. Moreover, it might not be possible to hedge against an exchange rate or interest rate fluctuation that was so generally anticipated that we would not be able to enter into a hedging transaction at an acceptable price. Use of a hedging transaction could involve counterparty credit risk.

The success of any hedging transactions we may enter into will depend on our ability to correctly predict movements in interest rates. Therefore, while we may enter into hedging transactions to seek to reduce interest rate risks, unanticipated changes in interest rates could result in poorer overall investment performance than if we had not engaged in any such hedging transactions. In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio positions being hedged could vary. Moreover, for a variety of reasons, we might not seek to (or be able to) establish a perfect correlation between the hedging instruments and the portfolio holdings being hedged. Any such imperfect correlation could prevent us from achieving the intended hedge and expose us to risk of loss. Our ability to engage in hedging transactions may also be adversely affected by rules adopted by the CFTC.

Our investments in the Trading Companies & Distributors industry face considerable uncertainties including significant regulatory challenges.

Our investments in portfolio companies that operate in the Trading Companies & Distributors industry represent approximately 14.6% of our total portfolio as of September 30, 2024. Portfolio companies in the Trading Companies & Distributors sector are subject to many risks, including the negative impact of regulation, a competitive marketplace, decreased consumer demand and supply-chain disruptions. In recent years, supply-chain disruptions and global trade policies have had a negative impact on these industries and as Trading Companies & Distributors represent a significant portion of our investments, such adverse business and/or economic conditions have also impacted our portfolio. Adverse economic, business, or regulatory developments affecting the Trading Companies & Distributors sector, including trade policies, treaties and tariffs between the United States and other countries, could have a negative impact on the value of our investments in portfolio companies operating in this industry, and therefore could negatively impact our business and results of operations.

Risks Relating to Our Common Stock

Prior to the IPO, there has been no public market for our shares of common stock, and we cannot assure you that a market for our shares of common stock will develop or that the market price of our shares of common stock will not decline following the IPO. Our share of common stock price may be volatile and may fluctuate substantially.

Our shares of common stock are listed on The New York Stock Exchange under the symbol “KBDC.” We cannot assure you that a trading market will develop for our shares of common stock after the IPO or, if one develops, that the trading market can be sustained. In addition, we cannot predict the prices at which our shares of common stock will trade. The offering price for our shares of common stock were determined through our negotiations with the underwriters and may not bear any relationship to the market price at which it may trade after the IPO. Shares of companies offered in an initial public offering often trade at a discount to the initial offering price due to underwriting discounts and commissions and related offering expenses. Also, shares of closed-end investment companies, including BDCs, frequently trade at a discount from their net asset value and our shares may also be discounted in the market. This characteristic of closed-end investment companies is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether our shares of common stock will trade at, above or below net asset value. The risk of loss associated with this characteristic of closed-end management investment companies may be greater for investors expecting to sell shares of common stock purchased in this offering soon after the IPO. In addition, if our shares of common stock trade below its net asset value per share, we will generally not be able to sell additional shares of common stock to the public at its market price without first obtaining the approval of a majority of our stockholders (including a majority of our unaffiliated stockholders) and our independent directors for such issuance.

The market price and liquidity of the market for our shares of common stock may be significantly affected by numerous factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include:

•        significant volatility in the market price and trading volume of securities of BDCs or other companies in the sector in which we operate, which are not necessarily related to the operating performance of these companies;

•        changes in regulatory policies or tax guidelines, particularly with respect to RICs or BDCs;

•        loss of RIC status;

•        changes in earnings or variations in operating results;

•        changes in the value of our portfolio of investments;

•        any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;

•        departure of key personnel from our Advisor;

•        operating performance of companies comparable to us;

•        general economic trends and other external factors; and

•        loss of a major funding source.

Sales of substantial amounts of our shares of common stock in the public market may have an adverse effect on the market price of our shares of common stock.

Upon completion of the IPO, we had 71,116,459 shares of common stock outstanding. The shares of common stock sold in the IPO are freely tradable without restriction or limitation under the Securities Act.

Any shares purchased in the IPO or owned by our affiliates, as defined in the Securities Act, are subject to the public information, manner of sale and volume limitations of Rule 144 under the Securities Act. The remaining shares of common stock outstanding upon the completion of the IPO are “restricted securities” under the meaning of Rule 144 promulgated under the Securities Act and may only be sold if such sale is registered under the Securities Act or exempt from registration, including the exemption under Rule 144.

In addition, the shares owned by our current stockholders are subject to lock-up restrictions.

Following the IPO and the expiration of applicable lock-up periods, subject to applicable securities laws, sales of substantial amounts of our shares of common stock, or the perception that such sales could occur, could adversely affect the prevailing market prices for our shares of common stock. If this occurs, it could impair our ability to raise additional capital through the sale of equity securities should we desire to do so. We cannot predict what effect, if any, future sales of securities, or the availability of securities for future sales, will have on the market price of our shares of common stock prevailing from time to time.

Trading in our shares may be limited and our shares may trade below NAV.

We cannot assure you that a public trading market can be sustained. Shares of companies offered in an initial public offering often trade at a discount to the initial offering price due to underwriting discounts and related offering expenses. Also, shares of closed-end investment companies and BDCs frequently trade at a discount from their NAV. This characteristic of closed-end investment companies is separate and distinct from the risk that our NAV per share may decline. We cannot predict whether our shares of common stock will trade at, above or below NAV.

POTENTIAL CONFLICTS OF INTEREST

Risks Related to Conflicts of Interest of Kayne Anderson

General

Conflicts of interest may arise because Kayne Anderson and its affiliates generally carry on substantial investment activities for other clients, in which we will have no interest. Kayne Anderson or its affiliates may have financial incentives to favor certain of such accounts over us. Kayne Anderson and its affiliates currently manage, and may in the future have, other clients with similar or competing investment objectives. In serving in these multiple capacities, they may have obligations to other clients or investors in those entities, the fulfillment of which may not be in the best interests of us or our stockholders. Any of their proprietary accounts and other customer accounts may compete with us for specific investment opportunities. Kayne Anderson or its affiliates may buy or sell securities for us which differ from securities bought or sold for other accounts and customers, even though their investment objectives and policies may be similar to ours. Situations may occur when we could be disadvantaged because of the investment activities conducted by Kayne Anderson and its affiliates for their other accounts. See “Risk Factors — Risks Relating to Our Business and Structure — There are significant potential conflicts of interest that could affect our investment returns, including conflicts related to obligations the Advisor’s investment committee, the Advisor or its affiliates have to other clients and conflicts related to fees and expenses of such other clients, the valuation process for certain portfolio holdings of ours, other arrangements with the Advisor or its affiliates, and the Advisor’s recommendations given to us may differ from those rendered to their other clients” in our most recent Annual Report on Form 10-K incorporated by reference herein.

Our Advisor’s liability is limited under the Investment Advisor Agreement, and we are required to indemnify our Advisor against certain liabilities, which may lead our Advisor to act in a riskier manner on our behalf than it would when acting for its own account. See “Risk Factors — Risks Relating to Our Business and Structure — The Advisor’s and Administrator’s liability is limited, and we have agreed to indemnify each against certain liabilities, which may lead them to act in a riskier manner on our behalf than it would when acting for its own account” in our most recent Annual Report on Form 10-K incorporated by reference herein.

Advisor’s Investment Professionals Conflict of Interest Risk

Certain investment professionals who are involved in our activities remain responsible for the investment activities of other clients and investment vehicles managed by Kayne Anderson and its affiliates, and they will devote time to the management of such investments and other newly created client portfolios (whether in the form of funds, separate accounts or other vehicles), as well as their own investments. In addition, in connection with the management of investments for other funds, separate accounts and other vehicles, members of Kayne Anderson and its affiliates may serve on the boards of directors of or advise companies which may compete with our portfolio investments. Moreover, these other funds, separate accounts and other vehicles managed by Kayne Anderson and its affiliates may pursue investment opportunities that may also be suitable for us.

Other Investment Companies

Kayne Anderson and its affiliates currently manage, and may in the future have, other clients with similar or competing investment objectives. Some of the affiliated funds have investment objectives that overlap with ours.

Investment decisions for us are made independently from those of Kayne Anderson’s other clients; however, from time to time, the same investment decision may be made for more than one fund or account. Kayne Anderson has adopted a formal credit conflicts policy to address potential conflicts with respect to its credit platform in connection with matter such as refinancings, follow-ons and investments across a capital structure. In some cases, this system may adversely affect the price or size of the position we may obtain. In other cases, however, our ability to participate in volume transactions may produce better outcomes for us.

The members of our Advisor’s investment committee serve or may serve as officers, directors or principals of entities that operate in the same or a related line of business as we do or of accounts sponsored or managed by Kayne Anderson or its affiliates. In serving in these multiple capacities, they may have obligations to other clients or investors in those entities, the fulfillment of which may not be in the best interests of us or our stockholders.

Management Fee Calculation

The investment management fee paid to our Advisor is based on the value of our assets, as periodically determined. Although we have valuation procedures designed to determine valuations of illiquid securities in a manner that reflects their fair value, there typically is a range of prices that may be established for each individual security. Senior management of Kayne Anderson, and its valuation committee, and a third-party valuation firm will participate in the valuation of our securities.

Certain Affiliations

We are currently affiliated with KA Associates, Inc. (“KA Associates”), a broker-dealer that is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Michael J. O’Neil, our Secretary and Chief Compliance Officer, currently serves as President, Chief Compliance Officer and Secretary of KA Associates. While we currently have no intent to engage in principal transactions through KA Associates, absent an exemption from the SEC or other regulatory relief, we are generally precluded from doing so. In addition, our ability to utilize KA Associates for agency transactions is subject to restrictions.

CAUTIONARY NOTICE REGARDING FORWARD-LOOKING STATEMENTS

This prospectus, any accompanying prospectus supplement, any related free writing prospectus and any documents we may incorporate by reference herein contain forward-looking statements that involve substantial known and unknown risks, uncertainties and other factors. Undue reliance should not be placed on such statements. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about the company, current and prospective portfolio investments, the industry, beliefs and assumptions. Words such as “anticipates,” “expects,” “intends,” “plans,” “will,” “may,” “continue,” “believes,” “seeks,” “estimates,” “would,” “could,” “should,” “targets,” “projects,” and variations of these words and similar expressions are intended to identify forward-looking statements. These statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements, including without limitation:

•        future operating results;

•        business prospects and the prospects of portfolio companies in which we may invest;

•        the ability of our portfolio companies to achieve their objectives;

•        changes in political, economic or industry conditions, the interest rate environment or conditions affecting the financial and capital markets;

•        the ability of our Advisor to locate suitable investments and to monitor and administer investments;

•        the ability of our Advisor and its affiliates to attract and retain highly talented professionals;

•        risk associated with possible disruptions in operations or the economy generally;

•        the adequacy of our cash resources, financing sources, and working capital;

•        the timing and amount of cash flows, distributions and dividends, if any, from the operations of the companies in which the Company invests;

•        the ability to maintain qualification as a BDC and as a RIC under the Code;

•        the use of borrowings under credit facilities and issuances of senior unsecured notes to finance a portion of the Company’s investments;

•        the adequacy, availability and pricing of financing sources and working capital for the Company;

•        actual or potential conflicts of interest with the Advisor and its affiliates;

•        contractual arrangements and relationships with third parties;

•        the risk associated with an economic downturn, increased inflation, political instability, interest rate volatility, loss of key personnel, and the illiquid nature of investments of the Company; and

•        the risks, uncertainties and other factors we identify elsewhere in in our most recent Annual Report on Form 10-K, in our other filings with the SEC that we make from time to time and elsewhere contained or incorporated by reference in this prospectus and any applicable prospectus supplement or free writing prospectus.

Although we believe that the assumptions on which these forward-looking statements are based on are reasonable, any of those assumptions could prove to be inaccurate, and as a result, the forward-looking statements based on those assumptions also could be inaccurate. In light of these and other uncertainties, the inclusion of forward-looking statement in this prospectus, including the documents incorporated by reference herein, and any applicable prospectus supplement or free writing prospectus, including documents incorporated therein, should not be regarded as a representation by us that our plans and objectives will be achieved. These forward-looking statements apply only as of the dates of this prospectus, the applicable prospectus supplement, any documents we may incorporate by reference herein, and any related free writing prospectus. We assume no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. The forward-looking statements and projections contained in this prospectus are excluded from the safe harbor protections provided by Section 27A of the Securities Act and Section 21E of the Exchange Act. Notwithstanding the foregoing, the Company understands it has a continuing obligation to update this prospectus during the offering period to reflect any material changes.

USE OF PROCEEDS

All of the securities offered by this prospectus are being registered for the account of the selling stockholder. We will not receive any of the proceeds from the sale of these securities. The selling stockholder will pay all costs, expenses and fees relating to the registration of the securities covered by this prospectus. The selling stockholder will bear all commissions and discounts, if any, attributable to the sale of the common stock under this shelf offering.

PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS

Our common stock commenced trading on the NYSE under the symbol “KBDC” on May 22, 2024. Prior to our IPO, the shares of our common stock were offered and sold in transactions exempt from registration under the Securities Act. As such there was no public market for shares of our common stock prior to May 22, 2024.

The following table sets forth, for each fiscal quarter since our common stock commenced trading on the NYSE, (i) the NAV per share of our common stock as of the applicable period end, (ii) the range of high and low closing sales prices of our common stock as reported on the NYSE during the applicable period, and (iii) the closing high and low sales prices as a premium (discount) to NAV during the relevant period.
		Closing Sales Price		Premium (Discount) of High Sales Price to NAV	Premium (Discount) of Low Sales Price to NAV
	NAV	High	Low
Fiscal Year Ending December 31, 2024
Third Fiscal Quarter	$16.70	$16.40	$15.70	(1.8)%	(6.0)%
Second Fiscal Quarter (from May 22, 2024 through June 30, 2024)	$16.57	$16.55	$15.95	(0.1)%	(3.7)%

____________

(1)     NAV per share is determined as of the last day in the relevant quarter and therefore may not reflect the NAV per share on the date of the high and low sales prices. The NAVs shown are based on outstanding shares at the end of each period.

(2)      Closing sales price as provided by the NYSE.

(3)      Calculated as of the respective high or low closing sales price divided by the quarter end NAV and subtracting 1.

On November 11, 2024, the reported closing sales price of our common stock was $16.50 per share. As of September 30, 2024, we had 504 stockholders of record, which did not include stockholders for whom shares are held in “nominee” or “street name”.

Shares of BDCs may trade at a market price that is less than the value of the net assets attributable to those shares. The possibility that shares of our common stock will trade at a discount from NAV or at premiums that are unsustainable over the long term is separate and distinct from the risk that our NAV will decrease. It is not possible to predict whether the shares offered hereby will trade at, above or below NAV.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The information contained in “Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations” of our most recent Annual Report on Form 10-K and in “Part I, Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations” of our most recent Quarterly Report on Form 10-Q are incorporated by reference herein and should be read in conjunction with, and are qualified by reference to, our financial statements and notes thereto included in such Annual Report on Form 10-K and such Quarterly Report on Form 10-Q, as applicable.

BUSINESS

The information contained in “Part I, Item 1. Business,” “Part I, Item 2. Properties” and “Part I, Item 3. Legal Proceedings” of our most recent Annual Report on Form 10-K, and in “Part II, Item 1. Legal Proceedings” of our most recent Quarterly Report on Form 10-Q are incorporated herein by reference.

SENIOR SECURITIES

Information about the Company’s senior securities is shown as of the dates indicated in the below table. This information about the Company’s senior securities should be read in conjunction with the Company’s audited consolidated financial statements and related notes thereto included in its most recent Annual Report on Form 10-K. The report of our independent registered public accounting firm as of December 31, 2023, December 31, 2022 and December 31, 2021 is included in our recent Annual Reports on Form 10-K and is incorporated by reference into the registration statement of which this prospectus, any accompanying prospectus supplement and any related free writing prospectus is part.
Class and Period	Total Amount Outstanding Exclusive of Treasury Securities(1) ($ in millions)	Asset Coverage per Unit(2) ($ in millions)	Involuntary Liquidating Preference per Unit(3)	Average Market Value per Unit(4)
Corporate Credit Facility
September 30, 2024 (unaudited)	$221	$2,510	—	N/A
June 30, 2024 (unaudited)	$75	$2,890	—	N/A
March 31, 2024 (unaudited)	$198	$2,230	—	N/A
December 31, 2023	$234	$1,980	—	N/A
September 30, 2023 (unaudited)	$192	$2,140	—	N/A
June 30, 2023 (unaudited)	$237	$2,010	—	N/A
December 31, 2022	$269	$2,030	—	N/A
December 31, 2021	—	—	—	N/A

Revolving Funding Facility
September 30, 2024 (unaudited)	$409	$2,510	—	N/A
June 30, 2024 (unaudited)	$389	$2,890	—	N/A
March 31, 2024 (unaudited)	$319	$2,230	—	N/A
December 31, 2023	$306	$1,980	—	N/A
September 30, 2023 (unaudited)	$306	$2,140	—	N/A
June 30, 2023 (unaudited)	$320	$2,010	—	N/A
December 31, 2022	$200	$2,030	—	N/A
December 31, 2021	—	—	—	N/A

Revolving Funding Facility II(5)
September 30, 2024 (unaudited)	$83	$2,510	—	N/A
June 30, 2024 (unaudited)	$83	$2,890	—	N/A
March 31, 2024 (unaudited)	$67	$2,230	—	N/A
December 31, 2023	$70	$1,980	—	N/A
September 30, 2023 (unaudited)	—	—	—	N/A
June 30, 2023 (unaudited)	—	—	—	N/A
December 31, 2022	—	—	—	N/A
December 31, 2021	—	—	—	N/A

Class and Period	Total Amount Outstanding Exclusive of Treasury Securities(1) ($ in millions)	Asset Coverage per Unit(2) ($ in millions)	Involuntary Liquidating Preference per Unit(3)	Average Market Value per Unit(4)
Subscription Credit Agreement(6)
September 30, 2024 (unaudited)	—	—	—	N/A
June 30, 2024 (unaudited)	—	—	—	N/A
March 31, 2024 (unaudited)	—	—	—	N/A
December 31, 2023	$10.8	$1,980	—	N/A
September 30, 2023 (unaudited)	$25	$2,140	—	N/A
June 30, 2023 (unaudited)	$9	$2,010	—	N/A
December 31, 2022	$108	$2,030	—	N/A
December 31, 2021	$105	$2,170	—	N/A

Loan and Security Agreement (LSA)(7)
September 30, 2024 (unaudited)	—	—	—	N/A
June 30, 2024 (unaudited)	—	—	—	N/A
March 31, 2024 (unaudited)	—	—	—	N/A
December 31, 2023	—	—	—	N/A
September 30, 2023 (unaudited)	—	—	—	N/A
June 30, 2023 (unaudited)	—	—	—	N/A
December 31, 2022	—	—	—	N/A
December 31, 2021	$162	$2,170	—	N/A

Notes
September 30, 2024 (unaudited)	$75	$2,510	—	N/A
June 30, 2024 (unaudited)	$75	$2,890	—	N/A
March 31, 2024 (unaudited)	$75	$2,230	—	N/A
December 31, 2023	$75	$1,980	—	N/A
September 30, 2023 (unaudited)	$75	$2,140	—	N/A
June 30, 2023 (unaudited)	$75	$2,010	—	N/A
December 31, 2022	—	—	—	N/A
December 31, 2021	—	—	—	N/A

____________

(1)      Total amount of senior securities outstanding at the end of the period presented.

(2)      Asset coverage per unit is the ratio of the carrying value of our total assets, less all liabilities excluding indebtedness represented by senior securities in this table, to the aggregate amount of senior securities representing indebtedness. Asset coverage per unit is expressed in terms of dollar amounts per $1,000 of indebtedness and is calculated on a consolidated basis.

(3)      The amount to which such class of senior security would be entitled upon our involuntary liquidation in preference to any security junior to it.

(4)      Not applicable because the senior securities are not registered for public trading.

(5)      The Revolving Funding Facility II was entered into on December 22, 2023.

(6)      The Subscription Credit Agreement was terminated on April 1, 2024.

(7)      The Loan and Security Agreement (“LSA”) was terminated on February 18, 2022.

PORTFOLIO COMPANIES

The following table sets forth certain information as of September 30, 2024 for each portfolio company in which the Company had an investment. Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated the Advisor as the “valuation designee” to perform fair value determinations of the Company’s portfolio holdings, subject to oversight by and periodic reporting to the Board. The valuation designee performs fair valuation of the Company’s portfolio holdings in accordance with the Company’s Valuation Program. For more information relating to the Company’s investments, see the Company’s consolidated financial statements included in this prospectus.

Portfolio Company	Footnotes (1) (2)	Address	Investment(3)	Interest Rate	Maturity Date	Principal/ Par	Amortized Cost(5)	Fair Value	Percentage of Net Assets
Debt and Equity Investments
Debt Investments
Aerospace & defense
Basel U.S. Acquisition Co., Inc. (IAC)	(6)	5709 W. Sunset Hwy, Suite 205, Spokane, WA 99224	First lien senior secured revolving loan	10.49%	12/5/2028	$—	$—	$—	0.0%
Basel U.S. Acquisition Co., Inc. (IAC)	(6)	5709 W. Sunset Hwy, Suite 205, Spokane, WA 99224	First lien senior secured loan	10.49%	12/5/2028	22,060	21,623	22,060	1.9%
Basel U.S. Acquisition Co., Inc. (IAC)	(6)	5709 W. Sunset Hwy, Suite 205, Spokane, WA 99224	First lien senior secured delayed draw loan	10.49%	7/8/2026	—	—	—	0.0%
Fastener Distribution Holdings, LLC		13402 Beach Avenue, Marina Del Ray, CA 90292	First lien senior secured loan	11.25%	10/1/2025	15,097	14,925	15,097	1.3%
Fastener Distribution Holdings, LLC		13402 Beach Avenue, Marina Del Ray, CA 90292	First lien senior secured delayed draw loan	11.25%	10/1/2025	6,702	6,663	6,702	0.6%
Precinmac (US) Holdings, Inc.		79 Prospect Ave., P. O. Box 260, South Paris, ME 04281	First lien senior secured loan	10.95%	8/31/2027	5,311	5,255	5,311	0.4%
Precinmac (US) Holdings, Inc.		79 Prospect Ave., P. O. Box 260, South Paris, ME 04281	First lien senior secured delayed draw loan	10.95%	8/31/2027	1,093	1,082	1,093	0.1%
TransDigm Inc	(8)	The Tower at Erieview, 1301 East 9th Street, Suite 30, Cleveland, Oh 44114	First lien senior secured loan	7.10%	8/24/2028	10,035	10,083	10,028	0.8%
Vitesse Systems Parent, LLC		2021 McKinney Ave., Suite 1200, Dallas, TX 75201	First lien senior secured loan	11.96%	12/22/2028	30,974	30,294	30,897	2.6%
Vitesse Systems Parent, LLC		2021 McKinney Ave., Suite 1200, Dallas, TX 75201	First lien senior secured revolving loan	12.23%	12/22/2028	4,679	4,573	4,667	0.4%
						95,951	94,498	95,855	8.1%
Automobile components
Clarios Global LP	(6)(8)	Florist Tower, 5757 North Green Bay Avenue, Milwaukee, WI 53201	First lien senior secured loan	7.35%	5/6/2030	10,060	10,099	10,050	0.8%
Speedstar Holding LLC		7350 Young Drive, Walton Hills, OH 44146	First lien senior secured loan	11.32%	7/22/2027	6,115	6,038	6,115	0.5%
Speedstar Holding LLC		7350 Young Drive, Walton Hills, OH 44146	First lien senior secured delayed draw loan	11.32%	7/2/2026	—	—	—	0.0%
Vehicle Accessories, Inc.		2800 E. Scyene Road, Mesquite, TX 75181	First lien senior secured loan	10.21%	11/30/2026	26,491	26,214	26,491	2.2%
Vehicle Accessories, Inc.		2800 E. Scyene Road, Mesquite, TX 75181	First lien senior secured revolving loan	10.21%	11/30/2026	—	—	—	0.0%
WAM CR Acquisition, Inc. (Wolverine)		39400 Woodward Avenue, Suite 240, Bloomfield Hills, MI 48304	First lien senior secured loan	11.53%	7/23/2029	26,897	26,372	27,166	2.3%
						69,563	68,723	69,822	5.8%

Portfolio Company	Footnotes (1) (2)	Address	Investment(3)	Interest Rate	Maturity Date	Principal/ Par	Amortized Cost(5)	Fair Value	Percentage of Net Assets
Biotechnology
Alcami Corporation (Alcami)		4620 Creekstone Drive, Durham, NC 27703	First lien senior secured delayed draw loan	12.21%	12/28/2024	848	809	865	0.1%
Alcami Corporation (Alcami)		4620 Creekstone Drive, Durham, NC 27703	First lien senior secured revolving loan	12.21%	12/21/2028	—	—	—	0.0%
Alcami Corporation (Alcami)		4620 Creekstone Drive, Durham, NC 27703	First lien senior secured loan	12.21%	12/21/2028	11,530	11,227	11,761	1.0%
						12,378	12,036	12,626	1.1%
Building products
Eastern Wholesale Fence, LLC		266 Middle Island Road, Medford, NY 11763	First lien senior secured loan	12.95%	10/30/2025	18,508	18,204	18,509	1.6%
Eastern Wholesale Fence, LLC		266 Middle Island Road, Medford, NY 11763	First lien senior secured revolving loan	12.95%	10/30/2025	1,077	1,073	1,077	0.1%
Ruff Roofers Buyer, LLC		1420 Knecht Ave., Baltimore, MD 21227	First lien senior secured loan	10.35%	11/19/2029	7,133	6,938	7,133	0.6%
Ruff Roofers Buyer, LLC		1420 Knecht Ave., Baltimore, MD 21227	First lien senior secured revolving loan	10.35%	11/19/2029	—	—	—	0.0%
Ruff Roofers Buyer, LLC		1420 Knecht Ave., Baltimore, MD 21227	First lien senior secured delayed draw loan	10.35%	11/19/2029	3,828	3,740	3,828	0.3%
Ruff Roofers Buyer, LLC		1420 Knecht Ave., Baltimore, MD 21227	First lien senior secured delayed draw loan	10.35%	11/17/2025	—	—	—	0.0%
US Anchors Group, Inc. (Mechanical Plastics Corp.)		505 Fifth Avenue, 25th Floor, New York, NY 10017	First lien senior secured loan	9.60%	7/15/2029	14,145	13,819	14,145	1.2%
US Anchors Group, Inc. (Mechanical Plastics Corp.)		505 Fifth Avenue, 25th Floor, New York, NY 10017	First lien senior secured revolving loan	9.60%	7/15/2029	—	—	—	0.0%
						44,691	43,774	44,692	3.8%
Capital markets
Atria Wealth Solutions, Inc.		295 Madison Avenue, Suite 1407, New York, NY 10017	First lien senior secured loan	12.01%	11/29/2024	5,061	5,059	5,061	0.4%
Atria Wealth Solutions, Inc.		295 Madison Avenue, Suite 1407, New York, NY 10017	First lien senior secured delayed draw loan	12.01%	11/29/2024	3,202	3,193	3,202	0.3%
						8,263	8,252	8,263	0.7%
Chemicals
Fralock Buyer LLC		28525 W. Industry Dr., Valencia, CA 91355	First lien senior secured loan	10.75%	3/31/2025	9,274	9,259	9,250	0.8%
Fralock Buyer LLC		28525 W. Industry Dr., Valencia, CA 91355	First lien senior secured loan	10.75%	3/31/2025	2,391	2,386	2,385	0.2%
Fralock Buyer LLC		28525 W. Industry Dr., Valencia, CA 91355	First lien senior secured revolving loan	10.25%	3/31/2025	749	745	747	0.1%
Nouryon USA, LLC (f/ka/AkzoNobel Specialty Chemicals)	(8)	15115 Park Row Drive, Suite 250, Houston, Tx 77084	First lien senior secured loan	9.07%	4/3/2028	10,010	10,064	10,010	0.8%
Shrieve Chemical Company, LLC		1442 Lake Front Circle, Suite 500, The Woodlands, TX 77380	First lien senior secured loan	11.86%	12/2/2024	8,536	8,498	8,536	0.7%
						30,960	30,952	30,928	2.6%
Commercial services & supplies
Advanced Environmental Monitoring	(7)	12410 Milestone Center Drive, Suite 300, Germantown, MD 20876	First lien senior secured loan	11.21%	1/29/2027	3,651	3,581	3,651	0.3%

Portfolio Company	Footnotes (1) (2)	Address	Investment(3)	Interest Rate	Maturity Date	Principal/ Par	Amortized Cost(5)	Fair Value	Percentage of Net Assets
Advanced Environmental Monitoring	(7)	12410 Milestone Center Drive, Suite 300, Germantown, MD 20876	First lien senior secured loan	10.81%	1/29/2026	10,159	10,027	10,159	0.9%
Alight Solutions (Tempo Acquisition LLC)	(8)	345 Park Avenue, New York, NY 10154	First lien senior secured loan	7.10%	8/31/2028	8,210	8,241	8,213	0.7%
Allentown, LLC		13 Buckingham Drive, Princeton, NJ 08540	First lien senior secured loan	11.21%	4/22/2027	7,528	7,488	7,321	0.6%
Allentown, LLC		13 Buckingham Drive, Princeton, NJ 08540	First lien senior secured delayed draw loan	11.21%	4/22/2027	1,360	1,348	1,322	0.1%
Allentown, LLC		13 Buckingham Drive, Princeton, NJ 08540	First lien senior secured revolving loan	13.00%	4/22/2027	663	663	645	0.1%
American Equipment Holdings LLC		451 W. 3440 South, Salt Lake City, UT 84115	First lien senior secured loan	11.74%	11/5/2026	17,822	17,635	17,822	1.5%
American Equipment Holdings LLC		451 W. 3440 South, Salt Lake City, UT 84115	First lien senior secured loan	11.68%	11/5/2026	2,070	2,047	2,070	0.2%
American Equipment Holdings LLC		451 W. 3440 South, Salt Lake City, UT 84115	First lien senior secured loan	11.03%	11/5/2026	561	561	561	0.0%
American Equipment Holdings LLC		451 W. 3440 South, Salt Lake City, UT 84115	First lien senior secured loan	11.70%	11/5/2026	2,632	2,589	2,632	0.2%
American Equipment Holdings LLC		451 W. 3440 South, Salt Lake City, UT 84115	First lien senior secured delayed draw loan	11.74%	11/5/2026	6,192	6,116	6,192	0.5%
American Equipment Holdings LLC		451 W. 3440 South, Salt Lake City, UT 84115	First lien senior secured delayed draw loan	11.29%	11/5/2026	4,931	4,884	4,931	0.4%
American Equipment Holdings LLC		451 W. 3440 South, Salt Lake City, UT 84115	First lien senior secured revolving loan	11.21%	11/5/2026	1,644	1,557	1,644	0.1%
Arborworks Acquisition LLC	(9)(10)	40266 Junction Drive, Oakhurst, CA 93644	First lien senior secured loan	—	11/6/2028	4,688	4,688	4,688	0.4%
Arborworks Acquisition LLC	(9)(10)	40266 Junction Drive, Oakhurst, CA 93644	First lien senior secured revolving loan	—	11/6/2028	2,345	2,345	2,345	0.2%
BLP Buyer, Inc. (Bishop Lifting Products)		2301 Commerce Street, Ste 110, Houston, TX 77002	First lien senior secured loan	10.60%	12/22/2029	27,257	26,780	27,325	2.3%
BLP Buyer, Inc. (Bishop Lifting Products)		2301 Commerce Street, Ste 110, Houston, TX 77002	First lien senior secured delayed draw loan	10.60%	12/22/2029	3,186	3,128	3,194	0.3%
BLP Buyer, Inc. (Bishop Lifting Products)		2301 Commerce Street, Ste 110, Houston, TX 77002	First lien senior secured revolving loan	10.60%	12/22/2029	273	205	273	0.0%
Diverzify Intermediate LLC		865 W. Irving Park Rd., Itasca, IL 60143	First lien senior secured delayed draw loan	11.07%	4/4/2026	—	—	—	0.0%
Diverzify Intermediate LLC		865 W. Irving Park Rd., Itasca, IL 60143	First lien senior secured loan	11.07%	5/11/2027	6,048	5,885	5,927	0.5%
Gusmer Enterprises, Inc.		1165 Globe Avenue, Mountainside, NJ 07092	First lien senior secured loan	11.97%	5/7/2027	4,065	4,022	4,065	0.3%
Gusmer Enterprises, Inc.		1165 Globe Avenue, Mountainside, NJ 07092	First lien senior secured delayed draw loan	11.96%	5/7/2027	6,811	6,702	6,810	0.6%
Gusmer Enterprises, Inc.		1165 Globe Avenue, Mountainside, NJ 07092	First lien senior secured revolving loan	11.96%	5/7/2027	—	—	—	0.0%
PMFC Holding, LLC		480 Pilgrim Way, Suite 1400, Green Bay, WI 54304	First lien senior secured loan	12.90%	7/31/2025	5,518	5,448	5,518	0.5%
PMFC Holding, LLC		480 Pilgrim Way, Suite 1400, Green Bay, WI 54304	First lien senior secured delayed draw loan	12.90%	7/31/2025	2,767	2,766	2,767	0.2%

Portfolio Company	Footnotes (1) (2)	Address	Investment(3)	Interest Rate	Maturity Date	Principal/ Par	Amortized Cost(5)	Fair Value	Percentage of Net Assets
PMFC Holding, LLC		480 Pilgrim Way, Suite 1400, Green Bay, WI 54304	First lien senior secured revolving loan	12.78%	7/31/2025	671	671	671	0.1%
Regiment Security Partners LLC		2001 Central Park Avenue, New York, NY 10710	First lien senior secured loan	14.96%	9/15/2026	6,360	6,291	6,360	0.6%
Regiment Security Partners LLC		2001 Central Park Avenue, New York, NY 10710	First lien senior secured delayed draw loan	14.96%	9/15/2026	2,602	2,580	2,602	0.2%
Regiment Security Partners LLC		2001 Central Park Avenue, New York, NY 10710	First lien senior secured revolving loan	14.96%	9/15/2026	1,452	1,432	1,452	0.1%
						141,466	139,680	141,160	11.9%
Construction materials
Quikrete Holdings Inc	(8)	3490 Piedmont Road, Suite 1300, Atlanta, GA 30305	First lien senior secured loan	7.10%	3/19/2029	14,925	14,925	14,922	1.3%

Containers & packaging
Carton Packaging Buyer, Inc. (Century Box)		150 N. Riverside Plaza, Suite 2050, Chicago, IL 60606	First lien senior secured loan	11.56%	10/30/2028	24,079	23,508	24,079	2.0%
Carton Packaging Buyer, Inc. (Century Box)		150 N. Riverside Plaza, Suite 2050, Chicago, IL 60606	First lien senior secured revolving loan	11.56%	10/30/2028	—	—	—	0.0%
Drew Foam Companies, Inc.	(7)	6 Cadillac Dr, Ste 150, Nashville, TN 37027-5069	First lien senior secured loan	10.75%	12/5/2026	6,997	6,826	6,997	0.6%
Drew Foam Companies, Inc.	(7)	6 Cadillac Dr, Ste 150, Nashville, TN 37027-5069	First lien senior secured loan	11.43%	12/5/2026	19,888	19,720	19,888	1.7%
FCA, LLC (FCA Packaging)		7601 John Deere Parkway, Moline, IL 61265	First lien senior secured loan	11.63%	7/18/2028	18,673	18,481	18,673	1.6%
FCA, LLC (FCA Packaging)		7601 John Deere Parkway, Moline, IL 61265	First lien senior secured loan	10.35%	7/18/2028	1,719	1,663	1,732	0.1%
FCA, LLC (FCA Packaging)		7601 John Deere Parkway, Moline, IL 61265	First lien senior secured revolving loan	10.35%	7/18/2028	—	—	—	0.0%
Innopak Industries, Inc.		1932 Pittsburgh Drive, Delaware, OH 43015	First lien senior secured loan	11.46%	3/5/2027	13,200	14,542	13,199	1.1%
Innopak Industries, Inc.		1932 Pittsburgh Drive, Delaware, OH 43015	First lien senior secured loan	11.20%	3/5/2027	14,813	12,947	14,813	1.2%
M2S Group Intermediate Holdings, Inc.		852 East Wisconsin Avenue, Appleton, WI 54911	First lien senior secured loan	9.85%	8/22/2031	40,000	37,222	38,000	3.2%
The Robinette Company		250 Blackley Rd., Bristol, TN 37620	First lien senior secured loan	11.06%	5/10/2029	10,252	10,059	10,457	0.9%
The Robinette Company		250 Blackley Rd., Bristol, TN 37620	First lien senior secured revolving loan	11.06%	5/10/2029	1,207	1,107	1,231	0.1%
The Robinette Company		250 Blackley Rd., Bristol, TN 37620	First lien senior secured delayed draw loan	11.06%	11/10/2025	—	—	—	0.0%
						150,828	146,075	149,069	12.5%

Diversified consumer services
Fugue Finance B.V.	(6)(8)	Level 12 St Georges House 2 Ice House Street Central, Hong Kong, HK	First lien senior secured loan	8.81%	2/13/2031	2,993	2,986	3,007	0.3%

Diversified telecommunication services
Liberty Global/Vodafone Ziggo	(6)(8)	Boven Vredenburgpassage 124, Utrecht, 3511 WR, Netherlands	First lien senior secured loan	7.71%	4/30/2028	10,060	9,962	9,816	0.8%

Portfolio Company	Footnotes (1) (2)	Address	Investment(3)	Interest Rate	Maturity Date	Principal/ Par	Amortized Cost(5)	Fair Value	Percentage of Net Assets
Network Connex (f/k/a NTI Connect, LLC)		5101 Thatcher Rd., Downers Grove, IL 60515	First lien senior secured loan	9.75%	1/31/2026	3,552	3,525	3,552	0.3%
Virgin Media Bristor LLC	(8)	Griffin House, 161 Hammersmith Road, Hammersmith, London W6 8BS	First lien senior secured loan	7.71%	1/31/2028	17,500	17,332	16,727	1.4%
						31,112	30,819	30,095	2.5%

Electrical equipment
Westinghouse (Wec US Holdings LTD)	(8)	250 Vesey Street, 15th Floor, New York, NY 10281	First lien senior secured loan	7.60%	1/27/2031	10,060	10,072	10,054	0.8%

Entertainment
UFC Holdings LLC	(8)	16150 Main Circle Drive, Suite 250, Chesterfield, MO 63017	First lien senior secured loan	8.29%	4/29/2026	17,351	17,384	17,357	1.5%

Food products

BC CS 2, L.P. (Cuisine Solutions)	(6)(11)	200 Clarendon Street, Boston, MA 02116	First lien senior secured loan	13.35%	7/8/2028	18,111	17,765	18,111	1.5%
BR PJK Produce, LLC (Keany)		3310 75th Avenue, Landover, MD 20785	First lien senior secured loan	11.73%	11/14/2027	29,415	28,925	29,415	2.5%
BR PJK Produce, LLC (Keany)		3310 75th Avenue, Landover, MD 20785	First lien senior secured loan	11.31%	11/14/2027	4,338	4,241	4,338	0.4%
BR PJK Produce, LLC (Keany)		3310 75th Avenue, Landover, MD 20785	First lien senior secured delayed draw loan	11.73%	11/14/2027	2,018	1,935	2,018	0.2%
BR PJK Produce, LLC (Keany)		3310 75th Avenue, Landover, MD 20785	First lien senior secured delayed draw loan	11.73%	11/14/2027	1,422	1,396	1,422	0.1%
CCFF Buyer, LLC (California Custom Fruits & Flavors, LLC)		15800 Tapia Street, Irwindale, CA 91706	First lien senior secured loan	10.07%	2/26/2030	13,931	13,506	14,001	1.2%
CCFF Buyer, LLC (California Custom Fruits & Flavors, LLC)		15800 Tapia Street, Irwindale, CA 91706	First lien senior secured delayed draw loan	10.07%	2/26/2026	—	—	—	0.0%
CCFF Buyer, LLC (California Custom Fruits & Flavors, LLC)		15800 Tapia Street, Irwindale, CA 91706	First lien senior secured revolving loan	10.07%	2/26/2030	—	—	—	0.0%
City Line Distributors, LLC		20 Industry Dr., West Haven, CT 06516	First lien senior secured loan	10.96%	8/31/2028	8,828	8,647	8,917	0.8%
City Line Distributors, LLC		20 Industry Dr., West Haven, CT 06516	First lien senior secured delayed draw loan	11.23%	8/31/2028	3,618	3,541	3,654	0.3%
City Line Distributors, LLC		20 Industry Dr., West Haven, CT 06516	First lien senior secured revolving loan	10.96%	8/31/2028	—	—	—	0.0%
Gulf Pacific Holdings, LLC		12010 Taylor Rd., Houston, TX, 77041	First lien senior secured loan	10.95%	9/29/2028	20,027	19,739	19,626	1.7%
Gulf Pacific Holdings, LLC		12010 Taylor Rd., Houston, TX, 77041	First lien senior secured delayed draw loan	11.45%	9/30/2028	1,689	1,688	1,655	0.1%
Gulf Pacific Holdings, LLC		12010 Taylor Rd., Houston, TX, 77041	First lien senior secured revolving loan	11.26%	9/30/2028	4,195	4,115	4,111	0.3%
IF&P Foods, LLC (FreshEdge)		4501 Massachusetts Avenue, Indianapolis, IN 46218	First lien senior secured loan	10.99%	10/3/2028	27,038	26,554	27,038	2.3%
IF&P Foods, LLC (FreshEdge)		4501 Massachusetts Avenue, Indianapolis, IN 46218	First lien senior secured loan	11.36%	10/3/2028	214	210	214	0.0%
IF&P Foods, LLC (FreshEdge)		4501 Massachusetts Avenue, Indianapolis, IN 46218	First lien senior secured loan	10.48%	10/3/2028	713	684	713	0.1%
IF&P Foods, LLC (FreshEdge)		4501 Massachusetts Avenue, Indianapolis, IN 46218	First lien senior secured delayed draw loan	10.99%	10/3/2028	4,015	3,947	4,014	0.3%

Portfolio Company	Footnotes (1) (2)	Address	Investment(3)	Interest Rate	Maturity Date	Principal/ Par	Amortized Cost(5)	Fair Value	Percentage of Net Assets
IF&P Foods, LLC (FreshEdge)		4501 Massachusetts Avenue, Indianapolis, IN 46218	First lien senior secured revolving loan	10.86%	10/3/2028	1,115	1,029	1,115	0.1%
J&K Ingredients, LLC		160 East 5th Street, Paterson, NJ 07524	First lien senior secured loan	11.10%	11/16/2028	11,494	11,246	11,724	1.0%
ML Buyer, LLC (Mama Lycha Foods, LLC)		4747 Bethesda Avenue, Suite 1150, Bethesda, MD 20814	First lien senior secured loan	10.70%	9/7/2029	11,584	11,275	11,584	1.0%
ML Buyer, LLC (Mama Lycha Foods, LLC)		4747 Bethesda Avenue, Suite 1150, Bethesda, MD 20814	First lien senior secured revolving loan	10.70%	9/7/2029	—	—	—	0.0%
Siegel Egg Co., LLC		90 Salem Rd, North Billerica, MA 01862	First lien senior secured loan	13.93%	12/29/2026	14,616	14,492	12,570	1.1%
Siegel Egg Co., LLC		90 Salem Rd, North Billerica, MA 01862	First lien senior secured revolving loan	13.93%	12/29/2026	2,616	2,587	2,249	0.2%
Worldwide Produce Acquisition, LLC		2652 Long Beach Avenue, Unit 2, Los Angeles, CA 90058	First lien senior secured delayed draw loan	10.85%	1/18/2029	557	543	551	0.0%
Worldwide Produce Acquisition, LLC		2653 Long Beach Avenue, Unit 2, Los Angeles, CA 90058	First lien senior secured delayed draw loan	10.85%	1/18/2029	462	437	458	0.0%
Worldwide Produce Acquisition, LLC		2654 Long Beach Avenue, Unit 2, Los Angeles, CA 90058	First lien senior secured revolving loan	11.10%	1/18/2029	—	—	—	0.0%
Worldwide Produce Acquisition, LLC		2655 Long Beach Avenue, Unit 2, Los Angeles, CA 90058	First lien senior secured loan	11.10%	1/18/2029	2,839	2,773	2,810	0.2%
						184,855	181,275	182,308	15.4%

Health care providers & services
Brightview, LLC		615 Elsinore Pl #300, Cincinnati, OH 45202	First lien senior secured loan	10.96%	12/14/2026	12,771	12,761	12,643	1.1%
Brightview, LLC		615 Elsinore Pl #300, Cincinnati, OH 45202	First lien senior secured delayed draw loan	10.96%	12/14/2026	1,706	1,703	1,689	0.1%
Brightview, LLC		615 Elsinore Pl #300, Cincinnati, OH 45202	First lien senior secured revolving loan	10.96%	12/14/2026	774	771	767	0.1%
Guardian Dentistry Partners		5803 NW 151 St., Suite 201, Miami Lakes, FL, 33014	First lien senior secured loan	10.46%	8/20/2026	5,929	5,832	5,929	0.5%
Guardian Dentistry Partners		5803 NW 151 St., Suite 201, Miami Lakes, FL, 33014	First lien senior secured delayed draw loan	10.46%	8/20/2026	11,622	11,439	11,622	1.0%
Guardian Dentistry Partners		5803 NW 151 St., Suite 201, Miami Lakes, FL, 33014	First lien senior secured delayed draw loan	10.46%	8/20/2026	4,534	4,506	4,534	0.4%
Guardian Dentistry Partners		5803 NW 151 St., Suite 201, Miami Lakes, FL, 33014	First lien senior secured revolving loan	10.46%	8/20/2026	—	—	—	0.0%
Guided Practice Solutions: Dental, LLC (GPS)		515 W. Washington Avenue, Jonesboro, AR 72401	First lien senior secured delayed draw loan	11.21%	12/29/2025	24,012	23,510	24,012	2.0%
Light Wave Dental Management LLC		13580 Groupe Dr., Suite 305, Woodbridge, VA 22192	First lien senior secured revolving loan	11.60%	6/30/2029	3,587	3,470	3,622	0.3%
Light Wave Dental Management LLC		13580 Groupe Dr., Suite 305, Woodbridge, VA 22192	First lien senior secured loan	11.60%	6/30/2029	22,749	22,208	22,976	1.9%
MVP VIP Borrower, LLC		1815 Clarkson Road, Chesterfield, MO 63017	First lien senior secured loan	11.10%	1/3/2029	19,529	19,104	19,724	1.7%
MVP VIP Borrower, LLC		1815 Clarkson Road, Chesterfield, MO 63017	First lien senior secured delayed draw loan	11.10%	1/3/2029	1,575	1,541	1,591	0.1%

Portfolio Company	Footnotes (1) (2)	Address	Investment(3)	Interest Rate	Maturity Date	Principal/ Par	Amortized Cost(5)	Fair Value	Percentage of Net Assets
Refocus Management Services, LLC		600 Summer Street, Unit 600, Stamford, CT 06901	First lien senior secured loan	11.40%	2/14/2029	18,267	17,852	18,267	1.5%
Refocus Management Services, LLC		600 Summer Street, Unit 600, Stamford, CT 06901	First lien senior secured delayed draw loan	11.20%	2/14/2029	2,073	1,933	2,073	0.2%
Refocus Management Services, LLC		600 Summer Street, Unit 600, Stamford, CT 06901	First lien senior secured revolving loan	11.40%	2/14/2029	—	—	—	0.0%
Salt Dental Collective LLC		1245 SE 3rd Street, Suite A-2, Bend, OR 97702	First lien senior secured delayed draw loan	11.70%	12/20/2024	2,222	2,205	2,222	0.2%
						131,350	128,835	131,671	11.1%

Health care equipment & supplies
LSL Industries, LLC (LSL Healthcare)		50 E. Washington St., Ste 400, Chicago IL 60602	First lien senior secured loan	12.32%	11/3/2027	19,381	18,758	18,993	1.6%
LSL Industries, LLC (LSL Healthcare)		50 E. Washington St., Ste 400, Chicago IL 60602	First lien senior secured delayed draw loan	12.32%	11/3/2024	—	—	—	0.0%
LSL Industries, LLC (LSL Healthcare)		50 E. Washington St., Ste 400, Chicago IL 60602	First lien senior secured revolving loan	12.32%	11/3/2027	—	—	—	0.0%
Medline Borrower LP	(8)	3 Lakes Drive Northfield, Illinois, CA 60093	First lien senior secured loan	7.60%	10/23/2028	10,010	10,051	10,009	0.8%
						29,391	28,809	29,002	2.4%

Hotels, restaurants & leisure
Inspire Brands	(8)	Three Glenlake Parkway, Northeast, Atlanta, GA 30328	First lien senior secured loan	7.70%	12/15/2027	10,010	10,032	9,995	0.8%
Restaurant Brands (1011778 BC ULC)	(6)(8)	226 Wyecroft Road, Oakville, ON L6K 3X7, Canada	First lien senior secured loan	6.60%	9/23/2030	17,413	17,431	17,220	1.5%
						27,423	27,463	27,215	2.3%

Household durables
Curio Brands, LLC		501 Highway 12, Starkville, MS 39759	First lien senior secured loan	10.65%	12/21/2027	16,331	16,087	16,331	1.4%
Curio Brands, LLC		501 Highway 12, Starkville, MS 39759	First lien senior secured revolving loan	10.65%	12/21/2027	—	—	—	0.0%
Curio Brands, LLC		501 Highway 12, Starkville, MS 39759	First lien senior secured delayed draw loan	10.65%	12/21/2027	3,921	3,921	3,921	0.3%
						20,252	20,008	20,252	1.7%

Household products
Home Brands Group Holdings, Inc. (ReBath)		426 N. 44th Street, Suite 410, Phoenix, AZ 85008	First lien senior secured loan	9.70%	11/8/2026	16,213	16,051	16,213	1.4%
Home Brands Group Holdings, Inc. (ReBath)		426 N. 44th Street, Suite 410, Phoenix, AZ 85008	First lien senior secured revolving loan	9.70%	11/8/2026	—	—	—	0.0%
						16,213	16,051	16,213	1.4%

Insurance
Allcat Claims Service, LLC		16 Cascade Caverns Road, Boerne, TX 78015	First lien senior secured loan	10.75%	7/7/2027	7,658	7,564	7,658	0.6%
Allcat Claims Service, LLC		16 Cascade Caverns Road, Boerne, TX 78015	First lien senior secured delayed draw loan	10.75%	7/7/2027	21,441	21,132	21,442	1.8%
Allcat Claims Service, LLC		16 Cascade Caverns Road, Boerne, TX 78015	First lien senior secured revolving loan	10.75%	7/7/2027	—	—	—	0.0%

Portfolio Company	Footnotes (1) (2)	Address	Investment(3)	Interest Rate	Maturity Date	Principal/ Par	Amortized Cost(5)	Fair Value	Percentage of Net Assets
AmWINS Group Inc	(8)	4725 Piedmont Row Drive, Suite 600, Charlotte, NC 28210	First lien senior secured loan	7.21%	2/22/2028	9,982	9,997	9,962	0.9%
						39,081	38,693	39,062	3.3%

IT services
Domain Information Services Inc. (Integris)		One South Wacker, Suite 2980, Chicago, IL 60606	First lien senior secured loan	11.23%	6/30/2026	20,289	20,039	20,390	1.7%
Domain Information Services Inc. (Integris)		One South Wacker, Suite 2980, Chicago, IL 60606	First lien senior secured loan	11.23%	6/30/2026	358	352	360	0.0%
Improving Acquisition LLC		2001 Ross Avenue, Suite 4250, Dallas, TX 75201	First lien senior secured loan	11.00%	7/26/2027	31,411	31,006	31,254	2.6%
Improving Acquisition LLC		2001 Ross Avenue, Suite 4250, Dallas, TX 75201	First lien senior secured revolving loan	11.00%	7/26/2027	—	—	—	0.0%
						52,058	51,397	52,004	4.3%

Leisure products
BCI Burke Holding Corp.		660 Van Dyne Road, Fond Du Lac, WI, 54937	First lien senior secured loan	10.37%	12/14/2027	12,567	12,464	12,567	1.1%
BCI Burke Holding Corp.		660 Van Dyne Road, Fond Du Lac, WI, 54937	First lien senior secured delayed draw loan	10.37%	10/26/2024	454	435	454	0.0%
BCI Burke Holding Corp.		660 Van Dyne Road, Fond Du Lac, WI, 54937	First lien senior secured revolving loan	10.37%	6/14/2027	—	—	—	0.0%
MacNeill Pride Group Corp.		155 Franklin Road, Suite 250, Brentwood, TN 37027	First lien senior secured loan	11.87%	4/22/2026	8,058	8,017	7,978	0.7%
MacNeill Pride Group Corp.		155 Franklin Road, Suite 250, Brentwood, TN 37027	First lien senior secured delayed draw loan	11.87%	4/22/2026	3,198	3,166	3,167	0.3%
MacNeill Pride Group Corp.		155 Franklin Road, Suite 250, Brentwood, TN 37027	First lien senior secured revolving loan	11.87%	4/22/2026	599	582	593	0.0%
Pixel Intermediate, LLC	(6)	6420 Viscount Road, Mississauga, Ontario L4V 1H3	First lien senior secured loan	11.56%	2/1/2029	20,776	20,307	20,776	1.7%
Pixel Intermediate, LLC	(6)	6420 Viscount Road, Mississauga, Ontario L4V 1H3	First lien senior secured revolving loan	11.58%	2/1/2029	5,231	5,089	5,231	0.4%
Spinrite, Inc.	(6)	320 Livingstone Ave., S. Listowel, ON N4W 3H3	First lien senior secured loan	10.84%	6/30/2025	5,131	5,131	5,131	0.4%
Spinrite, Inc.	(6)	320 Livingstone Ave., S. Listowel, ON N4W 3H3	First lien senior secured revolving loan	10.10%	6/30/2025	2,549	2,498	2,549	0.2%
TG Parent Newco LLC (Trademark Global LLC)	(9)(10)(12)	7951 West Erie Avenue, Lorain, OH 44053	First lien senior secured loan	—	7/30/2030	12,623	12,623	9,972	0.8%
TG Parent Newco LLC (Trademark Global LLC)	(9)(10)(12)	7951 West Erie Avenue, Lorain, OH 44053	First lien senior secured revolving loan	—	7/30/2030	2,815	2,815	2,224	0.2%
VENUplus, Inc. (f/k/a CTM Group, Inc.)		5 Industrial Way Suite 1A, Salem, NH, 03079	First lien senior secured loan	12.21%	11/30/2026	4,390	4,309	4,346	0.4%
						78,391	77,436	74,988	6.2%

Machinery
Eppinger Technologies, LLC	(6)	9930 E. 56th Street, Indianapolis, IN 46236	First lien senior secured loan	14.75%	2/4/2026	24,853	24,510	24,853	2.1%
Eppinger Technologies, LLC	(6)	9930 E. 56th Street, Indianapolis, IN 46236	First lien senior secured revolving loan	14.18%	2/4/2026	1,200	1,153	1,200	0.1%

Portfolio Company	Footnotes (1) (2)	Address	Investment(3)	Interest Rate	Maturity Date	Principal/ Par	Amortized Cost(5)	Fair Value	Percentage of Net Assets
Luxium Solutions, LLC		17900 Great Lakes Parkway, Hiram, OH 44234	First lien senior secured loan	11.10%	12/1/2027	8,534	8,416	8,576	0.7%
Luxium Solutions, LLC		17900 Great Lakes Parkway, Hiram, OH 44234	First lien senior secured delayed draw loan	10.85%	12/1/2027	1,236	1,221	1,243	0.1%
PVI Holdings, Inc		19011 Highland Road, Baton Rouge, LA 70809	First lien senior secured loan	11.77%	1/18/2028	23,714	23,467	23,714	2.0%
						59,537	58,767	59,586	5.0%

Media
Directv Financing LLC	(8)	2230 East Imperial Highway, El Segundo, CA 90245	First lien senior secured loan	9.96%	8/2/2027	16,154	16,253	16,142	1.4%

Personal care products
DRS Holdings III, Inc. (Dr. Scholl’s)		255 State Street, 7th Floor, Boston, MA 02109	First lien senior secured loan	11.20%	11/1/2025	10,704	10,675	10,704	0.9%
DRS Holdings III, Inc. (Dr. Scholl’s)		255 State Street, 7th Floor, Boston, MA 02109	First lien senior secured revolving loan	11.20%	11/1/2025	—	—	—	0.0%
PH Beauty Holdings III, Inc.		1950 Innovation Pkwy, Suite 100, Libertyville, IL 60048	First lien senior secured loan	10.17%	9/25/2025	10,524	10,425	10,524	0.9%
Phoenix YW Buyer, Inc. (Elida Beauty)		One International Place, Suite 3420, Boston, MA 02110	First lien senior secured loan	9.85%	5/31/2030	11,965	11,670	12,145	1.0%
Phoenix YW Buyer, Inc. (Elida Beauty)		One International Place, Suite 3420, Boston, MA 02110	First lien senior secured revolving loan	9.85%	5/31/2030	—	—	—	0.0%
Silk Holdings III Corp. (Suave)		One International Place, Ste. 3240, Boston, MA 02110	First lien senior secured loan	10.76%	5/1/2029	32,691	31,610	32,854	2.8%
Silk Holdings III Corp. (Suave)		One International Place, Ste. 3240, Boston, MA 02110	First lien senior secured revolving loan	9.26%	5/1/2029	8,333	8,049	8,333	0.7%
						74,217	72,429	74,560	6.3%

Pharmaceuticals

Foundation Consumer Brands LLC		1190 Omega Drive, Pittsburgh, PA 15205	First lien senior secured loan	11.50%	2/12/2027	6,493	6,467	6,558	0.6%
Foundation Consumer Brands LLC		1190 Omega Drive, Pittsburgh, PA 15205	First lien senior secured revolving loan	11.50%	2/12/2027	—	—	—	0.0%
Jazz Pharmaceuticals Inc.	(6)(8)	Waterloo Exchange, Waterloo Road, 5th Floor, Dublin 4, Ireland	First lien senior secured loan	7.10%	5/5/2028	17,351	17,465	17,327	1.5%
Organon & Co	(6)(8)	30 Hudson Street, Jersey City, NJ 07302	First lien senior secured loan	7.46%	5/17/2031	12,440	12,410	12,424	1.0%
						36,284	36,342	36,309	3.1%

Professional services
4 Over International, LLC		125 Los Angeles St., Glendale, CA 91204	First lien senior secured loan	11.95%	12/7/2026	18,998	18,469	18,760	1.6%
DISA Holdings Corp. (DISA)		10900 Corporate Centre Dr., Ste 250, Houston, TX 77041	First lien senior secured delayed draw loan	10.02%	9/9/2028	8,466	8,267	8,466	0.7%
DISA Holdings Corp. (DISA)		10900 Corporate Centre Dr., Ste 250, Houston, TX 77041	First lien senior secured revolving loan	10.02%	9/9/2028	—	—	—	0.0%
DISA Holdings Corp. (DISA)		10900 Corporate Centre Dr., Ste 250, Houston, TX 77041	First lien senior secured loan	10.02%	9/9/2028	1,314	1,296	1,314	0.1%
DISA Holdings Corp. (DISA)		10900 Corporate Centre Dr., Ste 250, Houston, TX 77041	First lien senior secured loan	10.02%	9/9/2028	22,009	21,534	22,009	1.9%

Portfolio Company	Footnotes (1) (2)	Address	Investment(3)	Interest Rate	Maturity Date	Principal/ Par	Amortized Cost(5)	Fair Value	Percentage of Net Assets
Dun & Bradstreet Corp	(8)	103 JFK Parkway, Short Hills, NJ 07078	First lien senior secured loan	7.61%	1/18/2029	10,010	10,021	9,998	0.8%
Envirotech Services, LLC		910 54th Avenue, Suite 230, Greeley, CO 80634	First lien senior secured loan	10.96%	1/18/2029	33,130	32,335	33,130	2.8%
Envirotech Services, LLC		910 54th Avenue, Suite 230, Greeley, CO 80634	First lien senior secured revolving loan	10.96%	1/18/2029	—	—	—	0.0%
						93,927	91,922	93,677	7.9%

Semiconductors & semiconductor equipment
MKS Instruments Inc.	(6)(8)	2 Tech Drive, Suite 201, Andover, MA 01810	First lien senior secured loan	7.17%	8/17/2029	11,891	11,931	11,879	1.0%

Software
AIDC Intermediate Co 2, LLC (Peak Technologies)		901 Elkridge Landing Rd, Suite 300, Linthicum Heights, MD 21090	First lien senior secured loan	10.53%	7/22/2027	34,388	33,608	34,388	2.9%

Specialty retail
Great Outdoors Group, LLC	(8)	1935 South Campbell Avenue, Springfield, MO 65807	First lien senior secured loan	8.71%	3/5/2028	17,366	17,409	17,348	1.5%
Harbor Freight Tools USA Inc	(8)	3491 Mission Oaks Blvd., Camarillo, CA 93011	First lien senior secured loan	7.35%	10/19/2027	17,500	17,462	17,219	1.5%
Sundance Holdings Group, LLC	(7)	3865 W 2400 S, Salt Lake City, UT 84120	First lien senior secured loan	14.96%	6/30/2025	9,373	9,369	8,436	0.7%
Sundance Holdings Group, LLC	(7)	3865 W 2400 S, Salt Lake City, UT 84120	First lien senior secured delayed draw loan	14.25%	6/30/2025	3	3	4	0.0%
						44,242	44,243	43,007	3.7%

Textiles, apparel & luxury goods
American Soccer Company, Incorporated (SCORE)		726 E. Anaheim Street, Wilmington, CA 90744	First lien senior secured loan	15.00%	7/20/2027	27,662	26,641	27,662	2.3%
American Soccer Company, Incorporated (SCORE)		726 E. Anaheim Street, Wilmington, CA 90744	First lien senior secured revolving loan	15.53%	7/20/2027	1,085	920	1,085	0.1%
BEL USA, LLC		12610 NW 115th Avenue, #200, Medley, FL 33178	First lien senior secured loan	12.21%	6/2/2026	5,644	5,562	5,644	0.5%
BEL USA, LLC		12610 NW 115th Avenue, #200, Medley, FL 33178	First lien senior secured loan	12.21%	6/2/2026	93	92	93	0.0%
YS Garments, LLC		15730 S. Figueroa St., Gardena, CA 90248	First lien senior secured loan	12.89%	8/9/2026	6,320	6,260	6,162	0.5%
						40,804	39,475	40,646	3.4%

Trading companies & distributors

TL Alpine Holding Corp. (Air Distribution Technologies Inc.)		10877 Wilshire Blvd, Suite 660, Los Angeles, CA 90024	First lien senior secured loan	11.25%	8/1/2030	18,299	17,939	18,299	1.5%
BCDI Meteor Acquisition, LLC (Meteor)		690 NE 23rd Avenue, Gainesville, FL 32609	First lien senior secured loan	11.70%	6/29/2028	18,402	18,065	18,402	1.6%
Broder Bros., Co.		Six Neshaminy Interplex, 6th Floor, Trevose, PA 19053	First lien senior secured loan	10.97%	12/4/2025	4,522	4,401	4,522	0.4%
CGI Automated Manufacturing, LLC		275 Innovation Drive, Romeoville, IL 60446	First lien senior secured loan	11.87%	12/17/2026	20,111	19,624	20,111	1.7%

Portfolio Company	Footnotes (1) (2)	Address	Investment(3)	Interest Rate	Maturity Date	Principal/ Par	Amortized Cost(5)	Fair Value	Percentage of Net Assets
CGI Automated Manufacturing, LLC		275 Innovation Drive, Romeoville, IL 60446	First lien senior secured loan	11.87%	12/17/2026	6,551	6,462	6,551	0.6%
CGI Automated Manufacturing, LLC		275 Innovation Drive, Romeoville, IL 60446	First lien senior secured delayed draw loan	11.87%	12/17/2026	3,545	3,468	3,546	0.3%
CGI Automated Manufacturing, LLC		275 Innovation Drive, Romeoville, IL 60446	First lien senior secured revolving loan	11.87%	12/17/2026	2,705	2,643	2,705	0.2%
Dusk Acquisition II Corporation (Motors & Armatures, Inc. – MARS)		360 N. Crescnt Drive, South Bldg., Beverly Hills, CA 90210	First lien senior secured loan	10.60%	7/12/2029	26,199	25,707	26,461	2.2%
EIS Legacy, LLC		2018 Powers Ferry Road, Atlanta, Georgia 30339	First lien senior secured loan	11.16%	11/1/2027	17,898	17,659	17,898	1.5%
EIS Legacy, LLC		2018 Powers Ferry Road, Atlanta, Georgia 30339	First lien senior secured loan	11.20%	11/1/2027	4,094	4,019	4,094	0.3%
EIS Legacy, LLC		2018 Powers Ferry Road, Atlanta, Georgia 30339	First lien senior secured loan	11.38%	11/1/2027	9,594	9,439	9,594	0.8%
EIS Legacy, LLC		2018 Powers Ferry Road, Atlanta, Georgia 30339	First lien senior secured delayed draw loan	11.35%	11/1/2027	3,068	3,014	3,068	0.3%
EIS Legacy, LLC		2018 Powers Ferry Road, Atlanta, Georgia 30339	First lien senior secured revolving loan	11.35%	11/1/2027	—	—	—	0.0%
Energy Acquisition LP (Electrical Components International, Inc. – ECI)		One City Place Drive, Suite 450, St. Louis, MO 63141	First lien senior secured loan	11.28%	5/10/2029	26,215	25,709	26,543	2.2%
Energy Acquisition LP (Electrical Components International, Inc. – ECI)		One City Place Drive, Suite 450, St. Louis, MO 63141	First lien senior secured delayed draw loan	11.28%	5/11/2026	—	—	—	0.0%
Engineered Fastener Company, LLC (EFC International)		1940 Craigshire, St. Louis, MO 63146-4008	First lien senior secured loan	11.25%	11/1/2027	23,426	23,017	23,531	2.0%
Genuine Cable Group, LLC		1051 Perimeter Dr., 300, Schaumburg, Illinois, 60173	First lien senior secured loan	10.70%	11/1/2026	28,836	28,297	28,836	2.4%
Genuine Cable Group, LLC		1051 Perimeter Dr., 300, Schaumburg, Illinois, 60173	First lien senior secured loan	10.70%	11/1/2026	5,464	5,348	5,464	0.5%
I.D. Images Acquisition, LLC		1120 West 130th Street, Brunswick, OH 44212	First lien senior secured loan	10.60%	7/30/2027	13,542	13,387	13,542	1.1%
I.D. Images Acquisition, LLC		1120 West 130th Street, Brunswick, OH 44212	First lien senior secured delayed draw loan	10.60%	7/30/2027	2,466	2,408	2,466	0.2%
I.D. Images Acquisition, LLC		1120 West 130th Street, Brunswick, OH 44212	First lien senior secured loan	10.60%	7/30/2027	4,486	4,430	4,486	0.4%
I.D. Images Acquisition, LLC		1120 West 130th Street, Brunswick, OH 44212	First lien senior secured loan	10.60%	7/30/2027	1,035	1,026	1,035	0.1%
I.D. Images Acquisition, LLC		1120 West 130th Street, Brunswick, OH 44212	First lien senior secured revolving loan	10.60%	7/30/2027	—	—	—	0.0%
Krayden Holdings, Inc.		1491 West 124th Ave., Westminster, CO 80234	First lien senior secured delayed draw loan	9.60%	3/1/2025	—	—	—	0.0%
Krayden Holdings, Inc.		1491 West 124th Ave., Westminster, CO 80234	First lien senior secured delayed draw loan	9.60%	3/1/2025	—	—	—	0.0%
Krayden Holdings, Inc.		1491 West 124th Ave., Westminster, CO 80234	First lien senior secured revolving loan	9.60%	3/1/2029	—	—	—	0.0%
Krayden Holdings, Inc.		1491 West 124th Ave., Westminster, CO 80234	First lien senior secured loan	9.60%	3/1/2029	9,431	9,112	9,431	0.8%

Portfolio Company	Footnotes (1) (2)	Address	Investment(3)	Interest Rate	Maturity Date	Principal/ Par	Amortized Cost(5)	Fair Value	Percentage of Net Assets
OAO Acquisitions, Inc. (BearCom)		950 Tower Lane, Suite 1000, Foster City, CA 94404	First lien senior secured loan	11.42%	12/27/2029	21,264	20,974	21,689	1.9%
OAO Acquisitions, Inc. (BearCom)		950 Tower Lane, Suite 1000, Foster City, CA 94404	First lien senior secured delayed draw loan	11.42%	12/27/2029	810	753	826	0.1%
OAO Acquisitions, Inc. (BearCom)		950 Tower Lane, Suite 1000, Foster City, CA 94404	First lien senior secured revolving loan	11.42%	12/27/2029	—	—	—	0.0%
Univar (Windsor Holdings LLC)	(8)	3075 Highland Parkway, Suite 200, Downers Grove, Il 60515	First lien senior secured loan	8.46%	8/1/2030	9,985	10,046	10,015	0.8%
						281,948	276,947	283,115	23.9%

Wireless telecommunication services
Centerline Communications, LLC		750 West Center Street, Suite 301, West Bridgewater, MA 02379	First lien senior secured loan	12.16%	8/10/2027	5,850	5,776	5,382	0.5%
Centerline Communications, LLC		750 West Center Street, Suite 301, West Bridgewater, MA 02379	First lien senior secured loan	12.16%	8/10/2027	9,909	9,777	9,184	0.8%
Centerline Communications, LLC		750 West Center Street, Suite 301, West Bridgewater, MA 02379	First lien senior secured delayed draw loan	12.16%	8/10/2027	7,026	6,937	6,463	0.5%
Centerline Communications, LLC		750 West Center Street, Suite 301, West Bridgewater, MA 02379	First lien senior secured delayed draw loan	12.27%	8/10/2027	6,197	6,111	5,701	0.5%
Centerline Communications, LLC		750 West Center Street, Suite 301, West Bridgewater, MA 02379	First lien senior secured revolving loan	12.21%	8/10/2027	1,814	1,791	1,669	0.1%
Centerline Communications, LLC		750 West Center Street, Suite 301, West Bridgewater, MA 02379	First lien senior secured loan	12.27%	8/10/2027	1,020	998	938	0.1%
						31,816	31,390	29,337	2.5%
Total Debt Investments						1,934,763	1,903,450	1,923,211	162.1%

Portfolio Company	Footnotes (1) (2)	Address	Acquisition Date	Number of Shares/Units	Cost	Fair Value	Percentage of Net Assets
Equity Investments(10)(13)
Automobile components
Vehicle Accessories, Inc. – Class A common	(14)	2800 E. Scyene Road, Mesquite, TX 75181	2/25/2022	128,250	—	469	0.0%
Vehicle Accessories, Inc. – preferred	(14)	2800 E. Scyene Road, Mesquite, TX 75181	2/25/2022	250,000	250	311	0.0%
					250	780	0.0%
Building Products
US Anchors Investor, LP – preferred	(15)	505 Fifth Avenue, 25th Floor, New York, NY 10017	7/15/2024	500,000	500	500	0.0%
US Anchors Investor, LP – Class A Common	(15)	505 Fifth Avenue, 25th Floor, New York, NY 10017	7/15/2024	500,000	—	—	0.0%
					500	500	0.0%
Commercial services & supplies
American Equipment Holdings LLC – Class A units	(16)	451 W. 3440 South, Salt Lake City, UT 84115	4/8/2022	426	284	662	0.1%
Arborworks Acquisition LLC – Class A preferred units	(15)	40266 Junction Drive, Oakhurst, CA 93644	11/6/2023	21,716	9,179	9,554	0.8%
Arborworks Acquisition LLC – Class B preferred units	(15)	40266 Junction Drive, Oakhurst, CA 93644	11/6/2023	21,716	—	—	0.0%
Arborworks Acquisition LLC – Class A common units	(15)	40266 Junction Drive, Oakhurst, CA 93644	11/6/2023	2,604	—	—	0.0%
BLP Buyer, Inc. (Bishop Lifting Products) – Class A common	(17)	2301 Commerce Street, Ste 110, Houston, TX 77002	2/1/2022	582,469	652	978	0.1%
					10,115	11,194	1.0%
Containers & packaging
Robinette Company Acquisition, LLC – Class A common units	(15)	250 Blackley Rd., Bristol, TN 37620	5/10/2024	9	—	83	0.0%
Robinette Company Acquisition, LLC – Class A preferred units	(15)	250 Blackley Rd., Bristol, TN 37620	5/10/2024	500	500	515	0.0%
					500	598	0.0%
Food products
BC CS 2, L.P. (Cuisine Solutions)	(6)(11)	200 Clarendon Street, Boston, MA 02116	7/8/2022	2,000,000	2,000	3,062	0.3%
CCFF Parent, LLC (California Custom Fruits & Flavors, LLC) – Class A-1 units	(15)	15800 Tapia Street, Irwindale, CA 91706	2/26/2024	750	750	1,122	0.1%
City Line Distributors, LLC – Class A units	(15)	20 Industry Dr., West Haven, CT 06516	8/31,2023	669,866	670	621	0.1%
Gulf Pacific Holdings, LLC – Class A common	(16)	12010 Taylor Rd., Houston, TX, 77041	9/30/2022	250	250	46	0.0%
Gulf Pacific Holdings, LLC – Class C common	(16)	12010 Taylor Rd., Houston, TX, 77041	9/30/2022	250	—	—	0.0%
IF&P Foods, LLC (FreshEdge) – Class A preferred	(16)	4501 Massachusetts Avenue, Indianapolis, IN 46218	10/3/2022	773	773	908	0.1%
IF&P Foods, LLC (FreshEdge) – Class B common	(16)	4501 Massachusetts Avenue, Indianapolis, IN 46218	10/3/2022	750	—	54	0.0%
ML Buyer, LLC (Mama Lycha Foods, LLC) – Class A units	(15)	4747 Bethesda Avenue, Suite 1150, Bethesda, MD 20814	9/9/2024	250	250	250	0.1%
Siegel Parent, LLC – Common	(18)	90 Salem Rd, North Billerica, MA 01862	12/29/2021	250	250	—	0.0%
Siegel Egg Co., LLC – Convertible Note	(18)	90 Salem Rd, North Billerica, MA 01862	1/19/2024	28	28	28	0.0%
					4,971	6,091	0.7%
Healthcare equipment & supplies
LSL Industries, LLC (LSL Healthcare) – common	(16)	50 E. Washington St., Ste 400, Chicago IL 60602	11/1/2022	7,500	750	274	0.0%
IT services
Domain Information Services Inc. (Integris) – common		One South Wacker, Suite 2980, Chicago, IL 60606	11/16/2022	250,000	250	350	0.0%
Leisure products
TG Parent Newco LLC (Trademark Global LLC) – common	(10)(12)(15)	7951 West Erie Avenue, Lorain, OH 44053	9/16/2024	8	—	—	0.0%
Specialty retail
Sundance Direct Holdings, Inc. – common		3865 W 2400 S, Salt Lake City, UT 84120	10/27/2023	21,479	—	—	0.0%

Portfolio Company	Footnotes (1) (2)	Address	Acquisition Date	Number of Shares/Units	Cost	Fair Value	Percentage of Net Assets
Textiles, apparel & luxury goods
American Soccer Company, Incorporated (SCORE) – common	(18)	726 E. Anaheim Street, Wilmington, CA 90744	7/20/2022	1,000,000	1,000	441	0.0%
Total Equity Investments					18,336	20,228	1.7%
Total Debt and Equity Investments					1,921,786	1,943,439	163.8%

Short-Term Investments
Morgan Stanley Institutional Liquidity Fund, Institutional Class, 4.77%	(19)			22,669,907	22,670	22,670	1.9%
Total Short-Term Investments				22,669,907	22,670	22,670	1.9%
Total Investments					$1,944,456	$1,966,109	165.7%
Liabilities in Excess of Other Assets						(779,904)	(65.7)%
Net Assets						$1,186,205	100.0%

____________

(1)      As of September 30, 2024, unless otherwise noted, investments are non-controlled, non-affiliated investments. Non-controlled, non-affiliated investments are defined as investments in which the Company owns less than 5% of the portfolio company’s outstanding voting securities and does not have the power to exercise control over the management or policies of such portfolio company. As of September 30, 2024, the total value of the Company’s non-controlled, non-affiliated investments was $1,931,243.

(2)      Unless otherwise noted, security is a Level 3 holding. As of September 30, 2024, the aggregate value of Level 3 securities held by the Company was $1,673,719.

(3)      Debt investments are pledged to the Company’s credit facilities, and a single debt investment may be divided into parts that are individually pledged to separate credit facilities.

(4)      Unless otherwise noted, all loans contain a variable rate structure, that may be subject to an interest rate floor. Variable rate loans bear interest at a rate that may be determined by reference to either the Secured Overnight Financing Rate (“SOFR”) (which can include one-(M), three-(Q) or six-month (S) SOFR), or an alternate base rate (which can include the Federal Funds Effective Rate or the Prime Rate).

(5)      The amortized cost represents the original cost adjusted for the amortization of discounts and premiums, as applicable, on debt investments using the effective interest method.

(6)      Non-qualifying investment as defined by Section 55(a) of the Investment Company Act of 1940. The Company may not acquire any non-qualifying asset unless, at the time of acquisition, qualifying assets represent at least 70% of the Company’s total assets. As of September 30, 2024, 9.1% of the Company’s total assets were in non-qualifying investments.

(7)      The Company may be entitled to receive additional interest as a result of an arrangement with other lenders in the syndication. In exchange for the higher interest rate, the “last-out” portion is at a greater risk of loss. Certain lenders represent a “first out” portion of the investment and have priority to the “last-out” portion with respect to payments of principal and interest.

(8)      Security is a Level 2 holding. As of September 30, 2024, the aggregate value of Level 2 securities held by the Company was $269,720.

(9)      Debt investment on non-accrual status as of September 30, 2024.

(10)    Non-income producing investment.

(11)    The Company has a senior secured loan in an investment vehicle (BC CS 2, L.P.) that is collateralized by a preferred stock investment in Cuisine Solutions, Inc. This investment is characterized as subordinated debt.

(12)    In September 2024, the Company completed a restructure of the investment in Trademark Global LLC whereby the existing term loan and revolver became a restructured term loan and revolver and no debt was converted to equity. The Company did receive new common units in TG Parent Newco LLC for which it owns 6.23% of the overall business (Kayne Anderson entities as a whole own 20.77%). As of September 30, 2024, the amortized cost basis of Trademark Global LLC was $15,438 and was 0.8% of the total amortized cost basis of our debt investments of $1,903,450. The restructure extended the maturity from July 30, 2024 to July 30, 2030; the rate changed from S + 5.75% to S + 8.50%.

As defined in the 1940 Act, the Company is deemed to be an “affiliated person” of this portfolio company as the Company owns more than 5% but less than 25% of the portfolio company’s voting securities or has the power to exercise control over management or policies of such portfolio company, including through a management agreement (“non-controlled affiliate”). As of September 30, 2024, the total value of the Company’s non-controlled affiliated investments was $12,196. Transactions related to the Company’s investment in a non-controlled affiliate for the period September 30, 2024 were as follows:

Investment	Value at December 31, 2023	Gross Additions(a)	Gross Reductions(b)	Net Change in Unrealized Gains (Losses)	Value at September 30, 2024	Interest and PIK Income	Dividend Income	Other Income
Trademark Global, LLC	$13,129	$1,010	$—	$(1,943)	$12,196	$754	$—	$—
TG Parent Newco LLC (Trademark Global LLC)	—	—	—	—	—	—	—	—
Total	$13,129	$1,010	$—	$(1,943)	$12,196	$754	$—	$—

____________

(a)      Gross additions may include increases in the cost basis of investments resulting from new investments, amounts related to payment-in-kind (“PIK”) interest capitalized and added to the principal balance of the respective loans, the accretion of discounts, the exchange of one or more existing investments for one or more new investments and the movement at fair value of an existing portfolio company into this controlled affiliated category from a different category.

(b)      Gross reductions may include decreases in the cost basis of investments resulting from principal collections related to investment repayments and sales, return of capital, the amortization of premiums and the exchange of one or more existing securities for one or more new securities.

(13)    Security is exempt from registration under the Securities Act, and may be deemed to be “restricted securities” under the Securities Act.

(14)    The Company owns 0.19% of the common equity and 0.43% of the preferred equity of Vehicle Accessories, Inc.

(15)    KABDC Corp, LLC, a wholly owned subsidiary of the Company, owns common and/or preferred equity of Arborworks Acquisition LLC, City Line Distributors, LLC, CCFF Parent, LLC (California Custom Fruits & Flavors, LLC), ML Buyer, LLC (Mama Lycha Foods, LLC), Robinette Company Acquisition, LLC, TG Parent Newco LLC (Trademark Global LLC) and US Anchors, LP (Mechanical Plastics Corp.).

(16)    The Company owns 26.37% of a pass-through, taxable limited liability company, KSCF IV Equity Aggregator Blocker, LLC (the “Aggregator Blocker”), which holds the Company’s equity investments in American Equipment Holdings LLC, Gulf Pacific Holdings, LLC, IF&P Foods, LLC (FreshEdge) and LSL Industries, LLC (LSL Healthcare). Through the Company’s ownership of the Aggregator Blocker, the Company owns the respective units of each company listed above in the Schedule of Investments.

(17)    The Company owns 0.53% of the common equity BLP Buyer, Inc. (Bishop Lifting Products).

(18)    The Company owns 20.70% of a pass-through limited liability company, KSCF IV Equity Aggregator, LLC (the “Aggregator”), which holds the Company’s equity investments in Siegel Parent, LLC and American Soccer Company, Incorporated (SCORE). Through the Company’s ownership of the Aggregator, the Company owns the respective units of each company listed above in the Schedule of Investments.

(19)    The indicated rate is the yield as of September 30, 2024.

The following table sets forth securities acquired in transactions exempt from registration under the Securities Act of 1933 and may be deemed to be “restricted securities” under the Securities Act. As of September 30, 2024, the aggregate fair value of these securities is $20.2 million, or 1.7% of the Company’s net assets. The acquisition dates of the restricted securities are set forth below.

Portfolio Company	Investment	Acquisition Date
American Equipment Holdings LLC	Class A common	April 8, 2022
American Soccer Company, Incorporated (SCORE)	Common units	July 20, 2022
Arborworks Acquisition LLC	Class A preferred units	November 6, 2023
Arborworks Acquisition LLC	Class B preferred units	November 6, 2023
Arborworks Acquisition LLC	Class A common units	November 6, 2023
BLP Buyer, Inc. (Bishop Lifting Products)	Class A common	February 1, 2022
CCFF Parent, LLC (California Custom Fruits & Flavors, LLC)	Class A-1 units	February 26, 2024
City Line Distributors, LLC	Class A units	August 31, 2023
BC CS 2, L.P. (Cuisine Solutions)	Preferred stock	July 8, 2022
Domain Information Services, Inc. (Integris)	Common units	November 16, 2022
IF&P Foods, LLC (FreshEdge)	Class A preferred, Class B common	October 3, 2022
Gulf Pacific Holdings, LLC	Class A common, Class C common	September 30, 2022
LSL Industries, LLC (LSL Healthcare)	Common units	November 1, 2022
ML Buyer, LLC (Mama Lycha Foods, LLC)	Class A units	September 9, 2024
Robinette Company Acquisition, LLC –	Class A common units,	May 10, 2024
Robinette Company Acquisition, LLC –	Class A preferred units,	May 10, 2024
Siegel Parent, LLC	Common units	December 29, 2021
Siegel Parent, LLC	Convertible note	January 19, 2024
Sundance Direct Holdings, Inc.	Common units	October 27, 2023
TG Parent Newco LLC (Trademark Global LLC).	Common units	September 16, 2024
US Anchors Investor, LP.	Class A common, preferred	July 15, 2024
Vehicle Accessories, Inc.	Class A common, preferred	February 25, 2022

MANAGEMENT

The information in the sections entitled “Election of Directors” and “Corporate Governance” in our most recent definitive proxy statement on Schedule 14A for our annual meeting of stockholders (the “Annual Proxy Statement”) and in “Note 3. Agreements and Related Party Transactions” in our financial statements in our most recent Quarterly Report on Form 10-Q is incorporated herein by reference.

MANAGEMENT AND OTHER AGREEMENTS

The information in the section entitled “Kayne Anderson, Kayne Anderson Private Credit and The Advisor” in Part I, Item 1 “Business” of our most recent Annual Report on Form 10-K, and in “Note 3. Agreements and Related Party Transactions” in our financial statements in our most recent Quarterly Report on Form 10-Q is incorporated herein by reference.

RELATED PARTY TRANSACTIONS, CERTAIN RELATIONSHIPS AND CONFLICTS OF INTEREST

The information in the section entitled “Corporate Governance — Code of Ethics and Policies Regarding Transactions with Related Parties” in our most recent Annual Proxy Statement and in “Note 3. Agreements and Related Party Transactions” in our financial statements in our most recent Quarterly Report on Form 10-Q is incorporated herein by reference.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

The following tables set forth the number of shares of the Company’s common stock as of November 11, 2024, beneficially owned by the Company’s current directors and executive officers as a group, and certain other beneficial owners, according to information furnished to the Company by such persons. As of November 11, 2024, four persons beneficially owned more than 5% of the Company’s outstanding common stock. Beneficial ownership is determined in accordance with Rule 13d-3 under the 1934 Act and, unless indicated otherwise, includes voting or investment power with respect to the securities.

The address for each of our directors and executive officers is c/o Kayne Anderson BDC, Inc., 717 Texas Avenue, Suite 2200, Houston, Texas, 77002.

	Number of Shares	Percent of Class(1)
Interested Directors & Executive Officers
Douglas L. Goodwillie	18,255	*
Terry A. Hart	19,899	*
Frank P. Karl	6,379	*
Kenneth B. Leonard	67,757	*
Michael J. O’Neil	4,682	*
Albert (A1) Rabil III	467,927	*
James (Jim) Robo	1,513,337	2.1%
Terrence J. Quinn	22,879	*
All Interested Directors & Executive Officers as a Group (8 persons)	2,121,115	3.0%
	Number of Shares	Percent of Class(1)
Name of Beneficial Owner of Common Stock
The Bank of New York Mellon, as Trustee for the Koch Companies Defined Benefit Master Trust
4111 East 37th Street North Wichita, KS 67220	12,181,352	17.2%
State of Michigan Retirement System
2501 Coolidge Road, Suite 400 East Lansing, MI 48823	6,566,763	9.3%
San Bernardino County Employees’ Retirement Association
348 West Hospitality Lane, Suite 100 San Bernardino, CA 92408	4,784,006	6.7%
Adam Beren Family(2)
2020 North Bramblewood, Wichita, KS 67206	4,599,138	6.5%

____________

*        Less than 1% of class.

(1)      Based on 70,912,116 shares outstanding as of November 11, 2024.

(2)      Adam Beren Family owns shares of the Company through several partnerships, family trusts and LLCs.

The table below sets forth information about securities owned by the independent directors of the Company and their respective immediate family members, as of September 30, 2024, in entities directly or indirectly controlling, controlled by, or under common control with, the Company’s investment adviser.

Director	Name of Owners and Relationships to Director	Fund(1)	Title of Class	Dollar Range of Securities	Percent of Class
Susan C. Schnabel	Self	Kayne Anderson Energy Fund VII, L.P.	Partnership Units	$1,116,429	*
		Kayne Anderson Energy Fund VIII, L.P.	Partnership Units	$933,947	*

____________

*        Less than 1% of class.

(1)      Kayne Anderson may be deemed to “control” the fund by virtue of its role as the fund’s general partner.

DETERMINATION OF NET ASSET VALUE

The information in the section entitled “Critical Accounting Estimates,” in Part II, Item 7 “Management’s Discussion and Analysis of Financial Condition and Results of Operations” of our most recent Annual Report on Form 10-K, and in “Note 2 — Significant Accounting Policies” in our financial statements in our most recent Quarterly Report on Form 10-Q is incorporated herein by reference.

DIVIDEND REINVESTMENT PLAN

We have adopted an “opt-out” dividend reinvestment plan (“DRIP”) that provides for reinvestment of any dividends or other distributions we declare in cash on behalf of our stockholders, unless a stockholder elects to receive cash as provided below. As a result, if our Board authorizes, and we declare, a cash dividend, then our stockholders who have not “opted out” of our DRIP will have their cash dividends automatically reinvested in additional shares of our common stock, rather than receiving the cash dividends.

No action is required on the part of a registered stockholder to have their cash dividend reinvested in shares of our common stock. A registered stockholder may elect to receive an entire cash dividend in cash by notifying Equiniti Trust Company, LLC (the “DRIP Administrator”) in writing so that such notice is received by the DRIP Administrator no later than ten calendar days prior to the record date fixed by the Board for dividends to stockholders. Such notice may be delivered by mail at the address included below. The DRIP Administrator will set up an account for shares acquired through the DRIP for each stockholder who has not elected to receive dividends in cash and hold such shares in non-certificated form. We will notify stockholders of any applicable record date by means of a publicly disseminated press release published on the Company’s website.

Those stockholders whose shares are held by a broker or other financial intermediary may receive dividends in cash by notifying their broker or another financial intermediary of their election. If you hold your common stock with a broker that does not participate in the DRIP, you will not be able to participate in the DRIP and any dividend reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information. See “Regulation” for further information.

To implement the DRIP, we may use newly issued shares or we may purchase shares in the open market, in each case to the extent permitted under applicable law, whether our shares are trading at, above or below net asset value. If our shares are trading at or above net asset value, we will issue new shares to implement the DRIP. If newly issued shares are used to implement the DRIP, the number of shares to be issued to a stockholder shall be determined by dividing the total dollar amount of the dividend payable to such stockholder by the market price per share of our common stock at the close of regular trading on The New York Stock Exchange on the dividend payment date. Market price per share on that date shall be the closing price for such shares on The New York Stock Exchange or, if no sale is reported for such day, at the average of their reported bid and asked prices. The Company believes it is in the best interest of its stockholders to issue additional shares for the dividend reinvestment plan in these circumstances because the participating stockholders would receive the same number of shares for the dollar amount of dividends reinvested compared to purchasing those shares in the open market and the Company would not need to make a cash expenditure to purchase those shares. If our shares are trading below net asset value, we will purchase shares in the open market to implement the DRIP. If shares are purchased in the open market to implement the DRIP, the number of shares to be issued to a stockholder shall be determined by dividing the dollar amount of the cash dividend payable to such stockholder by the weighted average price per share for all shares purchased by the DRIP Administrator in the open market in connection with the dividend. The Company believes it is in the best interest of stockholders to effect open market purchases in these circumstances because stockholders would receive more shares for the dollar amount of dividends reinvested (compared to issuing shares to them at net asset value). The number of shares of our common stock to be outstanding after giving effect to payment of the dividend cannot be established until the value per share at which additional shares will be issued has been determined and elections of our stockholders have been tabulated.

There are no brokerage charges or other charges to stockholders who participate in the DRIP. The DRIP Administrator’s fees under the plan will ultimately be borne by our common stockholders. If a participant elects by notice to the DRIP Administrator to have the DRIP Administrator sell part or all of the shares held by the DRIP Administrator in the participant’s account and remit the proceeds to the participant, the DRIP Administrator is authorized to deduct a transaction fee of up to $15 plus a $0.10 per share fee from the proceeds.

Stockholders whose cash dividends are reinvested in shares of our common stock are subject to the same U.S. federal, state and local tax consequences as are stockholders who elect to receive their dividends in cash and will not receive a corresponding cash dividend with which to pay any applicable tax. A stockholder’s initial basis for determining gain or loss upon the sale of stock received in a dividend from us will be equal to the total dollar amount of the dividend payable to the stockholder. Any stock received on reinvestment of a cash dividend will have a new holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account. See “Certain U.S. Federal Income Tax Considerations.”

The DRIP may be terminated by us upon notice in writing mailed to each participant at least 30 calendar days prior to any record date for the payment of any dividend by us. Additional information about the DRIP may be obtained by contacting the DRIP Administrator by mail at PO Box 10027, Newark, NJ 07101 or by telephone at (800) 937-5449.

CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of the material U.S. federal income tax considerations applicable to us and to an investment in our shares of common stock. This summary does not purport to be a complete description of the U.S. federal income tax considerations applicable to such an investment. For example, we have not described certain considerations that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including persons who hold our common stock as part of a straddle or hedging, integrated or constructive sale transaction, stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, brokers or dealers in securities, traders in securities that elect to mark-to-market their securities holdings, pension plans and trusts, persons that have a functional currency (as defined in Section 985 of the Code) other than the U.S. dollar, investors with “applicable financial statements” within the meaning of Section 451(b) of the Code, U.S. expatriates, regulated investment companies, real estate investment trusts, personal holding companies, persons who acquire an interest in the Company in connection with the performance of services and financial institutions. Such persons should consult with their own tax advisers as to the U.S. federal income tax consequences of an investment in our shares of common stock, which may differ substantially from those described herein. This summary assumes that investors hold our shares of common stock as capital assets (within the meaning of Section 1221 of the Code).

The discussion is based upon the Code, U.S. Treasury regulations, and administrative and judicial interpretations, each as of the date of the filing of this registration statement on Form N-2 and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the IRS, regarding any offering of our shares of common stock. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets. For purposes of this discussion, references to “dividends” are to dividends within the meaning of the U.S. federal income tax laws and associated regulations and may include amounts subject to treatment as a return of capital under section 19(a) of the 1940 Act. A return of capital distribution is a return to stockholders of a portion of their original investment in the Company and does not represent income or capital gains.

A “U.S. stockholder” is a beneficial owner of our shares of common stock that is for U.S. federal income tax purposes:

•        a citizen or individual resident of the United States;

•        a corporation, or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

•        an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

•        a trust if either a U.S. court can exercise primary supervision over its administration and one or more U.S. persons have the authority to control all of its substantial decisions or the trust was in existence on August 20, 1996, was treated as a U.S. person prior to that date, and has made a valid election to be treated as a U.S. person.

A “non-U.S. stockholder” is a beneficial owner of our shares of common stock that is neither a U.S. stockholder nor a partnership (or other pass-through entity) for U.S. federal income tax purposes.

If a partnership (or other pass-through entity, including an entity treated as a partnership for U.S. federal income tax purposes) holds shares of common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective investor that is a partner in a partnership that will hold shares of common stock should consult its tax advisors with respect to the purchase, ownership and disposition of shares of common stock.

Tax matters are very complicated and the tax consequences to an investor of an investment in our shares of common stock will depend on the facts of his, her or its particular situation. We encourage investors to consult their own tax advisors regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of U.S. federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty, and the effect of any possible changes in the tax laws.

Election to Be Taxed as a RIC

We have elected to be treated, and intend to qualify each year, as a RIC under Subchapter M of the Code. As a RIC, we generally will not have to pay corporate-level U.S. federal income taxes on any net ordinary income or capital gains that we timely distribute to our stockholders as dividends. To qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, to qualify for RIC treatment, we must distribute to our stockholders, for each taxable year, dividends of an amount at least equal to the sum of 90% of our “investment company taxable income,” which is generally our net ordinary income plus the excess of realized net short-term capital gains over realized net long-term capital losses and determined without regard to any deduction for dividends paid, and 90% of our net tax-exempt interest income, if any (the “Annual Distribution Requirement”). Although not required for us to maintain our RIC tax status, in order to preclude the imposition of a 4% non-deductible U.S. federal excise tax imposed on RICs, we must distribute to our stockholders in respect of each calendar year dividends of an amount at least equal to the sum of (1) 98% of our net ordinary income (taking into account certain deferrals and elections) for the calendar year, (2) 98.2% of the excess (if any) of our realized capital gains over our realized capital losses, or capital gain net income (adjusted for certain ordinary losses), generally for the one-year period ending on October 31 of the calendar year and (3) the sum of any net ordinary income plus capital gains net income for preceding years that were not distributed during such years and on which we paid no U.S. federal income tax (the “Excise Tax Avoidance Requirement”).

Taxation as a RIC

If we:

•        qualify as a RIC; and

•        satisfy the Annual Distribution Requirement;

then we will not be subject to U.S. federal income tax on the portion of our investment company taxable income and net capital gain, defined as net long-term capital gains in excess of net short-term capital losses, we distribute to stockholders. As a RIC, we will be subject to U.S. federal income tax at regular corporate rates on any net income or net capital gain not distributed (or deemed distributed) as dividends to our stockholders.

In order to qualify as a RIC for U.S. federal income tax purposes, we must, among other things:

•        have in effect an election to be treated as a BDC under the 1940 Act at all times during each taxable year;

•        derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of stock or other securities, or other income derived with respect to our business of investing in such stock or securities, or currencies, other income derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in “qualified publicly traded partnerships” (partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends and other permitted RIC income) (the “90% Income Test”); and

•        diversify our holdings so that at the end of each quarter of the taxable year:

•        at least 50% of the value of our assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10.0% of the outstanding voting securities of the issuer; and

•        no more than 25% of the value of our assets is invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer or of two or more issuers that are controlled, as determined under applicable tax rules, by us and that are engaged in the same or similar or related trades or businesses or in the securities of one or more qualified publicly traded partnerships.

We may be required to recognize taxable income in circumstances in which we do not receive cash. For example, if we hold debt obligations that are treated under applicable tax rules as having OID (such as debt instruments with PIK interest or, in certain cases, increasing interest rates or issued with warrants), we must include in income each year a portion of the OID that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. We may also have to include in income other amounts that we have not yet received in cash, such as PIK interest and deferred loan origination fees that are paid after origination of the loan. Because any OID or other amounts accrued will be included in our investment company taxable income for the year of accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement, even though we will not have received the corresponding cash amount.

We may invest in partnerships, including qualified publicly traded partnerships, which may result in our being subject to state, local or foreign income, franchise or other tax liabilities.

In addition, as a RIC, we are subject to ordinary income and capital gain distribution requirements under U.S. federal excise tax rules for each calendar year (as discussed above). If we do not meet the required distributions, we will be subject to a 4% non-deductible U.S. federal excise tax on the undistributed amount. The failure to meet U.S. federal excise tax distribution requirements will not cause us to lose our RIC status. Although we currently intend to make sufficient distributions each taxable year to satisfy the U.S. federal excise tax requirements, under certain circumstances, we may choose to retain taxable income or capital gains in excess of current year distributions into the next tax year in an amount less than what would trigger payments of U.S. federal income tax under Subchapter M of the Code. We may then be required to pay a 4% non-deductible U.S. federal excise tax on such income or capital gains.

A RIC is limited in its ability to deduct expenses in excess of its investment company taxable income. If our deductible expenses in a given taxable year exceed our investment company taxable income, we may incur a net operating loss for that taxable year. However, a RIC is not permitted to carry forward net operating losses to subsequent taxable years and such net operating losses do not pass through to its stockholders. In addition, deductible expenses can be used only to offset investment company taxable income, not net capital gain. A RIC may not use any net capital losses (that is, the excess of realized capital losses over realized capital gains) to offset its investment company taxable income, but may carry forward such net capital losses, and use them to offset future capital gains, indefinitely. Due to these limits on deductibility of expenses and net capital losses, we may for tax purposes have aggregate taxable income for several taxable years that we are required to distribute and that is taxable to our stockholders even if such taxable income is greater than the net income we actually earn during those taxable years.

Any underwriting fees paid by us with respect to our own stock are not deductible. We may be required to recognize taxable income in circumstances in which we do not receive cash. For example, if we hold debt obligations that are treated under applicable tax rules as having OID (such as debt instruments with PIK interest or, in certain cases, with increasing interest rates or issued with warrants), we must include in income each year a portion of the OID that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. Because any OID accrued will be included in our investment company taxable income for the taxable year of accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement, even though we will not have received any corresponding cash amount. Furthermore, a portfolio company in which we hold equity or debt instruments may face financial difficulty that requires us to work out, modify, or otherwise restructure such equity or debt instruments. Any such restructuring could, depending upon the terms of the restructuring, cause us to incur unusable or non-deductible losses or recognize future non-cash taxable income.

Certain of our investment practices may be subject to special and complex U.S. federal income tax provisions that may, among other things, (1) treat dividends that would otherwise constitute qualified dividend income as non-qualified dividend income, (2) treat dividends that would otherwise be eligible for the corporate dividends received deduction as ineligible for such treatment, (3) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (4) convert lower-taxed long-term capital gain into higher-taxed short-term capital gain or ordinary income, (5) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (6) cause us to recognize income or gain without a corresponding receipt of cash, (7) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (8) adversely alter the characterization of certain complex financial transactions and (9) produce income that will not be qualifying income for purposes of the 90% Income Test. We intend to monitor our transactions and may make certain tax elections to mitigate the effect of these provisions and prevent our ability to be subject to tax as a RIC.

Gain or loss realized by us from warrants acquired by us as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. Such gain or loss generally will be long term or short term, depending on how long we held a particular warrant.

Although we do not presently expect to do so, we are authorized to make borrowings under credit facilities, issue senior unsecured notes and to sell assets in order to satisfy distribution requirements. However, under the 1940 Act, we are not permitted to make distributions to our stockholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. Moreover, our ability to dispose of assets to meet our distribution requirements may be limited by (1) the illiquid nature of our portfolio and/or (2) other requirements relating to our qualification as a RIC, including the diversification tests described above (the “Diversification Tests”). If we dispose of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, we may make such dispositions at times that, from an investment standpoint, are not advantageous.

Some of the income and fees that we may recognize, such as fees for providing managerial assistance, certain fees earned with respect to our investments, income recognized in a work-out or restructuring of a portfolio investment, or income recognized from an equity investment in an operating partnership, will not satisfy the 90% Income Test. In order to manage the risk that such income and fees might disqualify us as a RIC for a failure to satisfy the 90% Income Test, we may be required to recognize such income and fees indirectly through one or more entities treated as corporations for U.S. federal income tax purposes (therefore, received amounts treated as dividends of such corporations). Such corporations will be required to pay U.S. corporate income tax on their earnings, which ultimately will reduce our return on such income and fees.

Failure to Qualify as a RIC

If we were unable to qualify for treatment as a RIC and are unable to cure the failure, for example, by disposing of certain investments quickly or raising additional capital to prevent the loss of RIC status, we would be subject to tax on all of our taxable income at regular corporate rates. The Code provides some relief from RIC disqualification due to failures to comply with the 90% Income Test and the Diversification Tests, although there may be additional taxes due in such cases. We cannot assure you that we would qualify for any such relief should we fail the 90% Income Test or the Diversification Tests.

Should failure occur, not only would all our taxable income be subject to tax at regular corporate rates, we would not be able to deduct dividend distributions to stockholders, nor would they be required to be made. Distributions, including distributions of net long-term capital gain, would generally be taxable to our stockholders as ordinary dividend income to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, certain corporate stockholders would be eligible to claim a dividends received deduction with respect to such dividends and non-corporate stockholders would generally be able to treat such dividends as “qualified dividend income,” which is subject to reduced rates of U.S. federal income tax. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain. If we fail to qualify as a RIC, we may be subject to regular corporate tax on any net built-in gains with respect to certain of our assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if we had been liquidated) that we elect to recognize on requalification or when recognized over the next five taxable years.

The remainder of this discussion assumes that we qualify as a RIC and have satisfied the Annual Distribution Requirement for each taxable year.

Taxation of U.S. Stockholders

Distributions by us generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our “investment company taxable income” (which is, generally, our net ordinary income plus net short-term capital gains in excess of net long-term capital losses) will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional shares of common stock. To the extent such distributions paid by us to non-corporate stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations and if certain holding period requirements are met, such distributions generally will be treated as qualified dividend income and generally eligible for a maximum U.S. federal tax rate of either 15% or 20%, depending on whether the individual stockholder’s income exceeds certain threshold amounts, and if other applicable requirements are met, such distributions generally will be eligible for the corporate dividends received deduction to the extent such dividends have been paid by a

U.S. corporation. In this regard, it is anticipated that distributions paid by us will generally not be attributable to dividends and, therefore, generally will not qualify for the preferential maximum U.S. federal tax rate applicable to non-corporate stockholders as well as will not be eligible for the corporate dividends received deduction.

Distributions of our net capital gains (which is generally our realized net long-term capital gains in excess of realized net short-term capital losses) properly reported by us as “capital gain dividends” will be taxable to a U.S. stockholder as long-term capital gains (currently generally at a maximum rate of either 15% or 20%, depending on whether the individual stockholder’s income exceeds certain threshold amounts) in the case of individuals, trusts or estates, regardless of the U.S. stockholder’s holding period for his, her or its shares of common stock and regardless of whether paid in cash or reinvested in additional shares of common stock. Distributions in excess of our earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such stockholder’s shares of common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder. Stockholders receiving dividends or distributions in the form of additional shares of common stock purchased in the market should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the stockholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount. Stockholders receiving dividends in newly issued shares of common stock will be treated as receiving a distribution equal to the value of the shares received and should have a cost basis of such amount.

Although we currently intend to distribute any net capital gains at least annually, we may in the future decide to retain some or all of our net capital gains but designate the retained amount as a “deemed distribution.” In that case, among other consequences, we will pay tax on the retained amount, each U.S. stockholder will be required to include their share of the deemed distribution in income as if it had been distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit or refund equal to their allocable share of the tax paid on the deemed distribution by us. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder’s tax basis for their shares of common stock. Since we expect to pay tax on any retained net capital gains at our regular corporate tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual stockholders will be treated as having paid and for which they will receive a credit or refund will exceed the tax they owe on the retained net capital gain. Such excess generally may be claimed as a credit against the U.S. stockholder’s other U.S. federal income tax obligations or may be refunded to the extent it exceeds a stockholder’s liability for U.S. federal income tax. A stockholder that is not subject to U.S. federal income tax or otherwise required to file a U.S. federal income tax return would be required to file a U.S. federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. In order to utilize the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a “deemed distribution.”

For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any tax year and (2) the amount of capital gain dividends paid for that tax year, we may, under certain circumstances, elect to treat a dividend that is paid during the following tax year as if it had been paid during the tax year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the dividend in the tax year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following calendar year, will be treated as if it had been received by our U.S. stockholders on December 31 of the calendar year in which the dividend was declared.

With respect to the reinvestment of dividends, if a U.S. stockholder owns shares of common stock registered in its own name, the U.S. stockholder will have all cash distributions automatically reinvested in additional shares of common stock unless the U.S. stockholder opts out of the reinvestment of dividends by delivering a written notice to our dividend paying agent prior to the record date of the next dividend or distribution. Any distributions reinvested will nevertheless remain taxable to the U.S. stockholder. The U.S. stockholder will have an adjusted tax basis in the additional shares of common stock purchased through the reinvestment equal to the amount of the reinvested distribution. The additional shares of common stock will have a new holding period commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.

If an investor purchases shares of common stock shortly before the record date of a distribution, the price of the shares of common stock will include the value of the distribution and the investor will be subject to tax on the distribution even though it represents a return of their investment.

A stockholder generally will recognize taxable gain or loss if the stockholder sells or otherwise disposes of their shares of common stock. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the stockholder has held their shares of common stock for more than one year. Otherwise, it would be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares of common stock. In addition, all or a portion of any loss recognized upon a disposition of shares of common stock may be disallowed if other shares of common stock are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition. In such a case, the basis of shares of common stock acquired will be increased to reflect the disallowed loss.

In general, individual U.S. stockholders are subject to a maximum U.S. federal income tax rate of either 15% or 20% (depending on whether the individual U.S. stockholder’s income exceeds certain threshold amounts) on their net capital gain, i.e., the excess of realized net long-term capital gain over realized net short-term capital loss for a taxable year, including a long-term capital gain derived from an investment in our shares of common stock. Such rate is lower than the maximum U.S. federal income tax rate on ordinary taxable income currently payable by individuals. Corporate U.S. stockholders currently are subject to U.S. federal income tax on net capital gain at the maximum 21% rate also applied to ordinary income. Non-corporate stockholders incurring net capital losses for a tax year (i.e., net capital losses in excess of net capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each tax year; any net capital losses of a non-corporate stockholder in excess of $3,000 generally may be carried forward and used in subsequent tax years as provided in the Code. Corporate stockholders generally may not deduct any net capital losses for a tax year, but may carry back such losses for three tax years or carry forward such losses for five tax years.

We will send to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the U.S. federal tax status of each calendar year’s distributions generally will be reported to the IRS. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. stockholder’s particular situation. Dividends distributed by us generally will not be eligible for the dividends-received deduction or the lower tax rates applicable to certain qualified dividends.

Backup withholding, currently at a rate of 24%, may be applicable to all taxable distributions to any non-corporate U.S. stockholder (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding or (2) with respect to whom the IRS notifies us that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder’s U.S. federal income tax liability and may entitle such stockholder to a refund, provided that proper information is timely provided to the IRS.

If a U.S. stockholder recognizes a loss with respect to shares of common stock of $2 million or more for an individual stockholder in any single tax year (or $4 million in any combination of tax years) or $10 million or more for a corporate stockholder in any single tax year (or $20 million in any combination of tax years), the stockholder must file with the IRS a disclosure statement on Form 8886. Direct stockholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, stockholders of a RIC are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. U.S. stockholders should consult their tax advisors to determine the applicability of these regulations in light of their specific circumstances.

A U.S. stockholder that is a tax-exempt organization for U.S. federal income tax purposes and therefore generally exempt from U.S. federal income taxation may nevertheless be subject to taxation to the extent that it is considered to derive unrelated business taxable income (“UBTI”). The direct conduct by a tax-exempt U.S. stockholder of the activities we propose to conduct could give rise to UBTI. However, a BDC (and RIC) is a corporation for U.S. federal income tax purposes and its business activities generally will not be attributed to its stockholders for purposes of determining their treatment under current law. Therefore, a tax-exempt U.S. stockholder generally should not be subject to U.S. taxation solely as a result of the stockholder’s ownership of our shares of common stock and receipt of dividends with respect to such common stock. Moreover, under current law, if we incur indebtedness, such indebtedness will not be attributed to a tax-exempt U.S. stockholder. Therefore, a tax-exempt U.S. stockholder should not be treated as earning income from “debt-financed property” and dividends we pay should not be treated as “unrelated debt-financed income” solely as a result of indebtedness that we incur. Legislation has been introduced in Congress in the past, and may be introduced again in the future, which would change the treatment of “blocker” investment vehicles interposed between tax-exempt investors and non-qualifying investments if enacted. In the event that any such proposals were to be adopted and applied to BDCs (and RICs), the treatment of dividends payable to tax-exempt investors could be adversely affected. In addition, special rules would apply if we were to invest in certain real estate mortgage investment conduits, which we do not currently plan to do, that could result in a tax-exempt U.S. stockholder recognizing income that would be treated as UBTI.

An additional 3.8% federal tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from us and net gains from redemptions or other taxable dispositions of our shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceed certain threshold amounts.

Taxation of Non-U.S. Stockholders

The following discussion only applies to certain non-U.S. stockholders. Whether an investment in the shares of common stock is appropriate for a non-U.S. stockholder will depend upon that person’s particular circumstances. An investment in the shares of common stock by a non-U.S. stockholder may have adverse tax consequences. Non-U.S. stockholders should consult their tax advisors before investing in our shares of common stock.

Subject to the discussion below, distributions of our “investment company taxable income” to non-U.S. stockholders (including interest income, net short-term capital gain or foreign-source dividend and interest income, which generally would be free of withholding if paid to non-U.S. stockholders directly) will be subject to withholding of U.S. federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits unless the distributions are effectively connected with a U.S. trade or business of the non-U.S. stockholder (and, if treaty applies, are attributable to a U.S. permanent establishment of the non-U.S. stockholder), in which case the distributions will generally be subject to U.S. federal income tax at the rates applicable to U.S. persons. In that case, we will not be required to withhold U.S. federal tax if the non-U.S. stockholder complies with applicable certification and disclosure requirements such as providing IRS Form W-8ECI. Special certification requirements apply to a non-U.S. stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisors.

Certain properly reported dividends received by a non-U.S. stockholder generally are exempt from U.S. federal withholding tax when they (1) are paid in respect of our “qualified net interest income” (generally, our U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which we are at least a 10% stockholder, reduced by expenses that are allocable to such income), or (2) are paid in connection with our “qualified short-term capital gains” (generally, the excess of our net short-term capital gain over our long-term capital loss for a tax year) as well as if certain other requirements are satisfied. Nevertheless, it should be noted that in the case of shares of our stock held through an intermediary, the intermediary may have withheld U.S. federal income tax even if we reported the payment as an interest-related dividend or short-term capital gain dividend. Moreover, depending on the circumstances, we may report all, some or none of our potentially eligible dividends as derived from such qualified net interest income or as qualified short-term capital gains, or treat such dividends, in whole or in part, as ineligible for this exemption from withholding.

Actual or deemed distributions of our net capital gains to a non-U.S. stockholder, and gains realized by a non-U.S. stockholder upon the sale of our shares of common stock, will not be subject to U.S. federal withholding tax and generally will not be subject to U.S. federal income tax unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the non-U.S. stockholder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the non-U.S. stockholder in the United States or, in the case of an individual non-U.S. stockholder, the stockholder is present in the United States for 183 days or more during the year of the sale or capital gain dividend and certain other conditions are met.

If we distribute our net capital gains in the form of deemed rather than actual distributions (which we may do in the future), a non-U.S. stockholder will be entitled to a U.S. federal income tax credit or tax refund equal to the stockholder’s allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return. For a corporate non-U.S. stockholder, distributions (both actual and deemed), and gains realized upon the sale of our shares of common stock that are effectively connected with a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty).

A non-U.S. stockholder who is a non-resident alien individual, and who is otherwise subject to withholding of U.S. federal income tax, may be subject to information reporting and backup withholding of U.S. federal income tax on dividends unless the non-U.S. stockholder provides us or the dividend paying agent with a U.S. nonresident withholding tax certification (e.g., an IRS Form W-8BEN, IRS Form W-8BEN-E, or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a non-U.S. stockholder or otherwise establishes an exemption from backup withholding.

Withholding of U.S. tax (at a 30% rate) is required by the Foreign Account Tax Compliance Act, or FATCA, provisions of the Code with respect to payments of dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Under proposed U.S. Treasury regulations, which may be relied upon until final U.S. Treasury regulations are published, there is no FATCA withholding on gross proceeds from the sale of disposition of shares of common stock or on certain capital gain distributions. Stockholders may be requested to provide additional information to enable the applicable withholding agent to determine whether withholding is required.

An investment in shares by a non-U.S. person may also be subject to U.S. federal estate tax. Non-U.S. persons should consult their own tax advisors with respect to the U.S. federal income tax, U.S. federal estate tax, withholding tax, and state, local and foreign tax consequences of acquiring, owning or disposing of our shares of common stock.

DESCRIPTION OF OUR CAPITAL STOCK

The following description is based on relevant portions of the DGCL and our certificate of incorporation and bylaws. This summary is not necessarily complete, and we refer you to the DGCL and the full text of our certificate of incorporation and bylaws for a more detailed description of the provisions summarized below.

Capital Stock

Our authorized stock consists of 100 million shares of common stock, par value $0.001 per share, and 1,000,000 shares of preferred stock, par value $0.001 per share. There are no outstanding options or warrants to purchase our shares of common stock. No stock has been authorized for issuance under any equity compensation plans. Under Delaware law, our stockholders generally are not personally liable for our debts or obligations.

The following is authorized and outstanding classes of securities of the Company as of November 11, 2024:
Title of Class(1)	(2) Amount Authorized	(3) Amount Held by us or for Our Account	(4) Amount Outstanding Exclusive of Amounts Shown Under(3)
Common Stock	100,000,000	0	70,912,116
Preferred Stock	1,000,000	0	0

Under our certificate of incorporation, our Board is authorized to classify and reclassify any unissued shares of stock into other classes or series of stock and authorize the issuance of shares of stock without obtaining stockholder approval. As permitted by the DGCL, our certificate of incorporation provides that the Board, without any action by our stockholders, may amend the certificate of incorporation from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue.

All of our shares of common stock have equal rights as to earnings, assets, dividends and other distributions and voting and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our Board and declared by us out of assets legally available therefor. Our shares of common stock have no preemptive, exchange, conversion or redemption rights and are freely transferable, except when their transfer is restricted by federal and state securities laws or by contract. In the event of our liquidation, dissolution or winding up, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock can elect all of our directors, and holders of less than a majority of such shares will not be able to elect any directors.

Provisions of the DGCL and Our Certificate of incorporation and Bylaws

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

The indemnification of our officers and directors will be governed by Section 145 of the DGCL, our certificate of incorporation and bylaws. Subsection (a) of DGCL Section 145 empowers a corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with such action, suit or proceeding if (1) such person acted in good faith, (2) in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation and (3) with respect to any criminal action or proceeding, such person had no reasonable cause to believe the person’s conduct was unlawful.

Subsection (b) of DGCL Section 145 empowers a corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner the person reasonably believed to be in, or not opposed to, the best interests of the corporation, and except that no indemnification may be made in respect of any claim, issue or matter as to which such person has been adjudged to be liable to the corporation unless and only to the extent that the Delaware Court of Chancery or the court in which such action or suit was brought determines upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court deems proper.

DGCL Section 145 further provides that to the extent that a present or former director or officer is successful, on the merits or otherwise, in the defense of any action, suit or proceeding referred to in subsections (a) and (b) of Section 145, or in defense of any claim, issue or matter therein, such person will be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with such action, suit or proceeding. In all cases in which indemnification is permitted under subsections (a) and (b) of Section 145 (unless ordered by a court), it will be made by the corporation only as authorized in the specific case upon a determination that indemnification of the present or former director, officer, employee or agent is proper in the circumstances because the applicable standard of conduct has been met by the party to be indemnified. Such determination must be made, with respect to a person who is a director or officer at the time of such determination, (1) by a majority vote of the directors who are not parties to such action, suit or proceeding, even though less than a quorum, (2) by a committee of such directors designated by majority vote of such directors, even though less than a quorum, (3) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion or (4) by the stockholders. The statute authorizes the corporation to pay expenses incurred by an officer or director in advance of the final disposition of a proceeding upon receipt of an undertaking by or on behalf of the person to whom the advance will be made, to repay the advances if it is ultimately determined that he or she was not entitled to indemnification. DGCL Section 145 also provides that indemnification and advancement of expenses permitted under such Section are not to be exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors, or otherwise. DGCL Section 145 also authorizes the corporation to purchase and maintain liability insurance on behalf of its directors, officers, employees and agents regardless of whether the corporation would have the statutory power to indemnify such persons against the liabilities insured.

Our certificate of incorporation provides that our directors will not be liable to us or our stockholders for monetary damages for breach of fiduciary duty as a director to the fullest extent permitted by the current DGCL or as the DGCL may be amended. DGCL Section 102(b)(7) provides that the personal liability of a director to a corporation or its stockholders for breach of fiduciary duty as a director may be eliminated except for liability (1) for any breach of the director’s duty of loyalty to the registrant or its stockholders, (2) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (3) under Section 174 of the DGCL, relating to unlawful payment of dividends or unlawful stock purchases or redemption of stock or (4) for any transaction from which the director derives an improper personal benefit.

As a BDC, we are not permitted to and will not indemnify the Advisor, any of our executive officers and directors, or any other person against liability arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office, or by reason of reckless disregard of obligations and duties of such person arising under contract or agreement.

Election of Directors

Our bylaws provide that the affirmative vote of a majority of the total votes cast “for” or “against” a nominee for director at a duly called meeting of stockholders at which a quorum is present is required to elect a director in an uncontested election. In a contested election, directors are elected by a plurality of the votes cast at a meeting of stockholders duly called and at which is a quorum is present. Our bylaws provide that our Board may amend the bylaws to alter the vote required to elect directors.

Classified Board of Directors

Our Board is divided into three classes of directors serving staggered three-year terms, with the term of office of only one of the three classes expiring each year. At each annual meeting of stockholders, directors of the class of directors whose term expires at such meeting will be elected to hold office for a term expiring at the third succeeding annual meeting of stockholders following the meeting at which they were elected and until their successors are duly elected and qualified. A classified Board may render a change in control of us or removal of our incumbent management more difficult. We believe, however, that the longer time required to elect a majority of a classified Board helps to ensure the continuity and stability of our management and policies.

Number of Directors; Removal; Vacancies

Our certificate of incorporation and bylaws provide that the number of directors will be set only by the Board. Our bylaws provide that a majority of our entire Board may at any time increase or decrease the number of directors. However, unless our bylaws are amended, the number of directors may never be less than four nor more than eight. Except as may be provided by the Board in setting the terms of any class or series of preferred stock, any and all vacancies on the Board, including a vacancy resulting from an enlargement of the Board, may be filled only by vote of a majority of the directors then in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualified, subject to any applicable requirements of the 1940 Act. Our certificate of incorporation provides that a director may be removed only for cause, as defined in our certificate of incorporation, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of directors. The limitations on the ability of our stockholders to remove directors and fill vacancies could make it more difficult for a third-party to acquire, or discourage a third party from seeking to acquire, control of us.

Action by Stockholders

Pursuant to our certificate of incorporation, any action required or permitted to be taken by the stockholders must be effected at an annual or special meeting of the stockholders, and may not be taken by written consent. These provisions, combined with the requirements of our bylaws regarding the calling of a stockholder-requested meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals

Our bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the Board and the proposal of business to be considered by stockholders may be made only (1) by or at the direction of the Board, (2) pursuant to our notice of meeting or (3) by a stockholder who was a stockholder of record at the time of provision of notice, at the record date and at the time of the meeting, who is entitled to vote at the meeting and who has complied with the advance notice procedures of the bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the Board at a special meeting may be made only (1) by or at the direction of the Board or (2) provided that the special meeting has been called in accordance with our bylaws for the purposes of electing directors, by a stockholder who was a stockholder of record at the time of provision of notice, at the record date and at the time of the meeting, who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws.

The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our Board a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our Board, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our Board any power to disapprove stockholder nominations for the election of directors or proposals will recommend certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

Calling of Special Meetings of Stockholders

Our certificate of incorporation and bylaws provide that special meetings of stockholders may be called by our Board, the chairman of our Board and our Chief Executive Officer.

Delaware Anti-takeover Law

The DGCL contains provisions that may discourage, delay or make more difficult a change in control of us or the removal of our directors. Our certificate of incorporation and bylaws contain provisions that limit liability and provide for indemnification of our directors and officers. These provisions and others which we may adopt also may have the effect of deterring hostile takeovers or delaying changes in control or management. We are subject to Section 203 of the DGCL, the application of which is subject to any applicable requirements of the 1940 Act. This section generally prohibits us from engaging in mergers and other business combinations with stockholders that beneficially own 15% or more of our voting stock, either individually or together with their affiliates, unless our directors or stockholders approve the business combination in the prescribed manner. Section 203 of the DGCL may discourage third parties from trying to acquire control of us and increase the difficulty of consummating such an offer.

We are subject to the provisions of Section 203 of the DGCL regulating corporate takeovers. In general, these provisions prohibit a Delaware corporation from engaging in any business combination with any interested stockholder for a period of three years following the date that the stockholder became an interested stockholder, unless:

•        prior to such time, the Board approved either the business combination or the transaction which resulted in the stockholder becoming an interested stockholder;

•        upon consummation of the transaction that resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced; or

•        at or subsequent to such time, the business combination is approved by the Board and authorized at a meeting of stockholders, by at least two-thirds of the outstanding voting stock that is not owned by the interested stockholder.

Section 203 of the DGCL defines “business combination” to include the following:

•        any merger or consolidation involving the corporation and the interested stockholder;

•        any sale, transfer, pledge or other disposition (in one transaction or a series of transactions) of 10% or more of either the aggregate market value of all the assets of the corporation or the aggregate market value of all the outstanding stock of the corporation involving the interested stockholder;

•        subject to certain exceptions, any transaction that results in the issuance or transfer by the corporation of any stock of the corporation to the interested stockholder;

•        any transaction involving the corporation that has the effect of increasing the proportionate share of the stock of any class or series of the corporation owned by the interested stockholder; or

•        the receipt by the interested stockholder of the benefit of any loans, advances, guarantees, pledges or other financial benefits provided by or through the corporation.

In general, Section 203 of the DGCL defines an interested stockholder as any entity or person beneficially owning 15% or more of the outstanding voting stock of the corporation and any entity or person affiliated with or controlling or controlled by any of these entities or persons.

The statute could prohibit or delay mergers or other takeover or change in control attempts and, accordingly, may discourage attempts to acquire us.

Conflict with Federal Securities Laws

The Company is aware of certain recent federal and state court decisions regarding certain control share statutes in jurisdictions other than Delaware holding that such control share statutes are not consistent with the 1940 Act and acknowledges the possibility that a court may determine that Section 203 of the DGCL similarly conflicts with federal securities laws, such as the 1940 Act. Our bylaws and certificate of incorporation provide that, if and to the extent that any provision of the DGCL, or any provision of our bylaws or certificate of incorporation conflicts with any provision of federal securities laws such as the 1940 Act, the applicable provision of such federal securities laws (such as the 1940 Act) will control.

Exclusive Forum

Our certificate of incorporation provides that, to the fullest extent permitted by law, unless we consent in writing to the selection of an alternative forum, the sole and exclusive forum for (A)(1) any derivative action or proceeding brought on behalf of the Company, (2) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the Company to the Company or the Company’s stockholders, (3) any action asserting a claim arising pursuant to any provision of the DGCL, our certificate of incorporation or bylaws or the securities, antifraud, unfair trade practices or similar laws of any international, national, state, provincial, territorial, local or other governmental or regulatory authority, including, in each case, the applicable rules and regulations promulgated thereunder, or (4) any action asserting a claim governed by the internal affairs doctrine will be a federal or state court located in the state of Delaware; and (B) the resolution of any complaint asserting a cause of action arising under the Securities Act, shall be the federal district courts of the United States. Any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the Company will be deemed, to the fullest extent permitted by law, to have notice of and consented to these exclusive forum provisions in our certificate of incorporation and to have irrevocably submitted to, and waived any objection to, the exclusive jurisdiction of such courts in connection with any such action or proceeding and consented to process being served in any such action or proceeding, without limitation, by United States mail addressed to the stockholder at the stockholder’s address as it appears on the records of the Company, with postage thereon prepaid. The exclusive forum provisions in our certificate of incorporation may increase costs to bring a claim and may discourage claims or limit investors’ ability to bring a claim in a judicial forum that they find favorable. In addition, there may exist questions of law as to whether a court would enforce the exclusive forum provisions in our certificate of incorporation. The exclusive forum provisions in our certificate of incorporation do not apply to claims arising under the federal securities laws.

REGULATION

The information contained in “Part I, Item 1. Business — Regulation as a Business Development Company” of our most recent Annual Report on Form 10-K is incorporated herein by reference.

PLAN OF DISTRIBUTION

The selling stockholder may offer, from time to time, in one or more offerings or series, up to 12,181,352 shares of our common stock. The selling stockholder, which as used here includes donees, pledgees, transferees or other successors-in-interest selling securities received after the date of this prospectus from the selling stockholder as a gift, pledge, partnership distribution or other transfer, may, from time to time, sell, transfer or otherwise dispose of any or all of their securities offered by this prospectus on any stock exchange, market or trading facility on which the securities are traded or in private transactions. These dispositions may be at fixed prices, at prevailing market prices at the time of sale, at prices related to the prevailing market price, at varying prices determined at the time of sale, or at negotiated prices.

Any underwriter or agent involved in the offer and sale of the securities will be named in the applicable prospectus supplement. A prospectus supplement or supplements will also describe the terms of the offering of the securities, including: the purchase price of the securities; any options under which underwriters may purchase additional securities from the selling stockholder; and any agency fees or underwriting discounts and other items constituting agents’ or underwriters’ compensation any discounts or concessions allowed or re-allowed or paid to dealers. Only underwriters named in the prospectus supplement will be underwriters of the securities offered by the prospectus supplement.

In connection with the sale of the securities, underwriters or agents may receive compensation from the selling stockholder, or from purchasers of the securities, for whom they may act as agents, in the form of discounts, concessions or commissions. Underwriters may sell the securities to or through dealers and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of the securities may be deemed to be underwriters under the Securities Act, and any discounts and commissions they receive from the selling stockholder and any profit realized by them on the resale of the securities may be deemed to be underwriting discounts and commissions under the Securities Act. Any such underwriter or agent will be identified and any such compensation received from the selling stockholder will be described in the applicable prospectus supplement. The selling stockholder may also reimburse the underwriter or agent for certain fees and legal expenses incurred by it.

The selling stockholder also may sell shares under Rule 144 under the Securities Act, if available, rather than under this prospectus. The selling stockholder also may transfer our securities in other circumstances, in which case the transferees or other successors-in-interest will be the selling beneficial owners for purposes of this prospectus. In connection with sales of the shares of our common stock offered hereby or otherwise, the selling stockholder may enter into hedging transactions with broker-dealers, which may in turn engage in short sales of the shares of our common stock offered hereby in the course of hedging in positions they assume. The selling stockholder may also sell shares of our common stock offered hereby short and deliver shares of our common stock covered by this prospectus to close out short positions and to return borrowed shares in connection with such short sales.

The selling stockholder has informed us that it does not have any agreement or understanding, directly or indirectly, with any person to distribute the securities offered hereby. If the selling stockholder notifies us that an arrangement has been entered into with a broker-dealer for the sale of shares through a block trade, special offering or secondary distribution or a purchase by a broker or dealer, we may be required to file a prospectus supplement pursuant to the applicable rules promulgated under the Securities Act.

There can be no assurance that the selling stockholder will sell any or all of the securities registered pursuant to the registration statement of which this prospectus is a part. We have advised the selling stockholder that the anti-manipulation rules of Regulation M under the Exchange Act may apply to sales of shares of our common stock in the market and to the activities of the selling stockholder and its affiliates. In addition, we will make copies of this prospectus available to the selling stockholder for the purpose of satisfying the prospectus delivery requirements of the Securities Act. The selling stockholder may indemnify any broker-dealer that participates in transactions involving the sale of the shares against certain liabilities, including liabilities arising under the Securities Act.

We will pay all expenses and fees relating to the registration of the securities covered by this prospectus. The selling stockholder will bear any underwriting discounts and commissions and expenses incurred by it for brokerage, accounting, tax or legal services or any other expenses incurred by it in disposing of its shares.

We may be indemnified by the selling stockholder against civil liabilities, including liabilities under the Securities Act, that may arise from any written information furnished to us by the selling stockholder specifically for use in this prospectus, or we may be entitled to contribution.

SELLING STOCKHOLDER

This prospectus relates to 12,181,352 shares of our common stock being offered for resale on behalf of the selling stockholder identified below. We are registering the shares to permit the selling stockholder to resell the shares when and as it deems appropriate. The following table sets forth, as of November 11, 2024:

•        the name of the selling stockholder;

•        the number and percent of shares of our common stock that the selling stockholder beneficially owned prior to the offering for resale of the shares under this registration statement;

•        the number of shares of our common stock that that may be offered for resale for the account of the stockholders under this registration statement, some or all of which shares may be sold pursuant to this prospectus and any prospectus supplement; and

•        the number and percent of shares of our common stock to be beneficially owned by the selling stockholder after an offering under this registration statement (assuming all of the offered resale shares are sold by the selling stockholder).

The number of shares in the column “Number of Shares Being Offered” represents all of the shares that the selling stockholder may offer under this registration statement. The information included in the table under “Shares Beneficially Owned After Offering” assumes that the selling stockholder listed below sells all of the shares set forth under “Number of Shares Being Offered.” This table is prepared solely based on information supplied to us by the listed stockholder and any public documents filed with the SEC. The percentage of beneficial ownership after the offered resale shares are sold is calculated based on 70,912,116 shares of our common stock outstanding as of November 11, 2024.

We do not know how long the selling stockholder will hold the shares before selling them or how many shares they will sell, and we currently have no agreements, arrangements or understandings with the selling stockholder regarding the sale of any of the shares under this registration statement. The shares offered by this prospectus may be offered from time to time by the selling stockholder listed below.

	Shares Beneficially Owned Prior to Offering		Number of Shares Being Offered	Shares Beneficially Owned After Offering
Stockholder	Number	Percent		Number	Percent
The Bank of New York Mellon, as Trustee for the Koch Companies Defined Benefit Master Trust	12,181,352	17.2%	12,181,352	—	—%

Shares of our common stock sold by the selling stockholder will generally be freely tradable. Sales of substantial amounts of our common stock, including by the selling stockholder, or the availability of such common stock for sale, whether or not sold, could adversely affect the prevailing market prices for our common stock.

SUB-ADMINISTRATOR, FUND ACCOUNTANT, CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR

The Administrator has a sub-administration agreement with Ultimus Fund Solutions, LLC to serve as our sub-administrator and fund accountant. The principal business address of Ultimus Fund Solutions, LLC is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio, 45246, telephone number: (816) 435-3455. Our securities are held under a custody agreement by Wilmington Trust, N.A. The address of the custodian is 1100 North Market Street, Wilmington, Delaware, 19890. Equiniti Trust Company, LLC acts as our transfer agent and dividend disbursing agent for our common shares. The principal business address of Equiniti Trust Company, LLC is PO Box 10027, Newark, NJ 07101, telephone number: (800) 937-5449.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Since we will generally acquire and dispose of our investments in privately negotiated transactions, we will infrequently use brokers in the normal course of our business. Subject to policies established by the Board, if any, the Advisor will be primarily responsible for the execution of any publicly-traded securities portfolio transactions and the allocation of brokerage commissions. The Advisor does not expect to execute transactions through any particular broker or dealer, but will seek to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While the Advisor generally will seek reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, the Advisor may select a broker based partly upon brokerage or research services provided to it and us and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if the Advisor determines in good faith that such commission is reasonable in relation to the services provided.

LEGAL MATTERS

Certain legal matters in connection with the securities offered hereby will be passed upon for us by Paul Hastings, LLP, Houston, Texas (“Paul Hastings”) and for the Underwriters, if any, by the counsel named in a prospectus supplement.

EXPERTS

The financial statements incorporated in this Prospectus by reference to the Annual Report on Form 10-K for the year ended December 31, 2023 have been so incorporated in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

AVAILABLE INFORMATION

We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to the shares of common stock offered by this prospectus. The registration statement contains additional information about us and the shares of common stock being offered by this prospectus.

We also file with or submit to the SEC periodic and current reports, proxy statements and other information meeting the informational requirements of the Exchange Act.

We furnish our stockholders with annual reports containing audited financial statements, quarterly reports, and such other periodic reports as we determine to be appropriate or as may be required by law.

We make available on our website (www.kaynebdc.com) our annual reports on Form 10-K, quarterly reports on Form 10-Q and our current reports on Form 8-K. The SEC also maintains a website that contains such information. The reference to our website is an inactive textual reference only and the information contained on our website and in our reports filed with the SEC is not a part of this registration statement.

INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

This prospectus is part of a registration statement that we have filed with the SEC. We are allowed to “incorporate by reference” the information that we file with the SEC, which means that we can disclose important information to you by referring you to such information incorporated by reference. The information incorporated by reference is considered to comprise a part of this prospectus from the date we file any such document. Any reports filed by us with the SEC subsequent to the date of this prospectus and before the date that any offering of any securities by means of this prospectus and any accompanying prospectus supplement, if any, is terminated will automatically update and, where applicable, supersede any information contained in this prospectus or incorporated by reference in this prospectus.

We incorporate by reference into this prospectus our filings listed below and any future filings that we may file with the SEC under Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act, subsequent to the date of this prospectus until all of the securities offered by this prospectus and any accompanying prospectus supplement, if any, have been sold or we otherwise terminate the offering of those securities; provided, however, that information “furnished” under Item 2.02 or Item 7.01 of Form 8-K or other information “furnished” to the SEC which is not deemed filed is not incorporated by reference in this prospectus and any accompanying prospectus supplement, if any. Information that we file with the SEC subsequent to the date of this prospectus will automatically update and may supersede information in this prospectus any accompanying prospectus supplement, if any, and other information previously filed with the SEC.

The prospectus incorporates by reference the documents set forth below that have been previously filed with the SEC:

•        our Annual Report on Form 10-K for the fiscal year ended December 31, 2023, filed with the SEC on February 29, 2024;

•        our Definitive Proxy Statement on Schedule 14A, filed with the SEC on April 29, 2024;

•        our Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, 2024, June 30, 2024 and September 30, 2024, filed with the SEC on May 9, 2024, August 13, 2024 and November 13, 2024, respectively;

•        our Current Reports on Form 8-K (other than information furnished rather than filed) filed with the SEC on January 5, 2024, February 21, 2024, April 8, 2024, April 25, 2024, May 10, 2024 and June 21, 2024; and

•        the description of our Common Stock referenced in our registration statement on Form 8-A (No. 001-42108), as filed with the SEC on May 21, 2024, including any amendment or report filed for the purpose of updating such description prior to the termination of the offering of the common stock registered hereby.

See “Available Information” for information on how to obtain a copy of these filings.

12,181,352 Shares

Kayne Anderson BDC, Inc.

Common Stock

_________________________

Prospectus

_________________________

            , 2024

PART C — OTHER INFORMATION

Item 25.     Financial Statements and Exhibits

1.      Financial Statements:

The financial statements as of December 31, 2023 and 2022 and for each of the three years in the period ended December 31, 2023 have been incorporated by reference in this registration statement in “Part A — Incorporation of Certain Information by Reference.”

The interim unaudited consolidated financial statements as of September 30, 2024 and for the three and nine months ended September 30, 2024 also have been incorporated by reference in this registration statement in “Part A — Incorporation of Certain Information by Reference.”

2.      Exhibits:

Exhibit Number	Description of Exhibits
(a)(1)	Certificate of Formation(1)
(a)(2)	Initial Limited Liability Company Agreement(2)
(a)(3)	Certificate of Conversion(3)
(a)(4)	Certificate of Incorporation(3)
(b)(1)	Amended and Restated Bylaws(4)
(c)	Not applicable
(d)(1)	Subscription Agreement(2)
(e)	Form of Dividend Reinvestment Plan(12)
(f)	Not applicable.
(g)(1)	Investment Advisory Agreement(2)
(g)(2)	Amendment to Investment Advisory Agreement(1)
(g)(3)	Amended and Restated Investment Advisory Agreement(12)
(g)(4)	Administration Agreement(2)
(g)(5)	License Agreement(2)
(g)(6)	Indemnification Agreement(2)
(g)(7)	Fee Waiver Agreement(12)
(h)	Form of Underwriting Agreement(12)
(i)	Not applicable.
(j)(1)	Custody Agreement(2)
(j)(2)	Sub-Administration Agreement, dated March 28, 2023, by and between KA Credit Advisors, LLC and Ultimus Fund Solutions, LLC.(12)
(k)(1)	Credit Agreement, dated February 5, 2021, by and between Kayne Anderson BDC, Inc., as borrower, lenders signatories thereto, and agent and the lead arranger(3)
(k)(2)	Second Amendment to Credit Agreement, dated December 3, 2021, by and between Kayne Anderson BDC, Inc., as borrower, lender signatories thereto, and agent and lead arranger(4)
(k)(3)	Third Amendment to the Credit Agreement, dated December 30, 2022, by and between Kayne Anderson BDC, Inc., as borrower, lenders, and City National Bank as administrative agent for the lenders(5)
(k)(4)	Fourth Amendment to the Credit Agreement, dated December 31, 2023, by and between Kayne Anderson BDC, Inc., as borrower, lenders, and City National Bank as administrative agent for the lenders(6)
(k)(5)	Senior Secured Revolving Credit Agreement(7)
(k)(6)	Loan and Security Agreement(7)
(k)(7)

First Amendment to Loan and Security Agreement, dated November 17, 2022, by and between KA Credit Advisors, LLC, as collateral manager, Kayne Anderson BDC Financing, LLC, as borrower, certain lenders thereto, administrative agent for the lenders, and collateral agent for the lenders(8)

(k)(8)

Second Amendment to Loan and Security Agreement, dated June 29, 2023, by and between KA Credit Advisors, LLC, as collateral manager, Kayne Anderson BDC Financing, LLC, as borrower, certain lenders thereto, administrative agent for the lenders, and collateral agent for the lenders(9)

Exhibit Number	Description of Exhibits
(k)(9)

Loan and Security Agreement, dated December 22, 2023, by and between KA Credit Advisors, LLC, as portfolio manager, Kayne Anderson BDC Financing II, LLC, as borrower, certain lenders thereto, collateral administrator for the lenders, collateral agent for the lenders, securities intermediary party, and administrative agent for the lenders(10)

(k)(10)	Notes Purchase Agreement, dated June 29, 2023, by and among the Company and the Purchasers party thereto(9)
(k)(11)

Third Amendment to Loan and Security Agreement, dated April 3, 2024, by and between KA Credit Advisors, LLC, as collateral manager, Kayne Anderson BDC Financing, LLC, as borrower, certain lenders thereto, administrative agent for the lenders, and collateral agent for the lenders.(11)

(l)	Opinion and Consent of Paul Hastings LLP*
(m)	Not applicable.
(n)(1)	Consent of PricewaterhouseCoopers, LLP*
(n)(3)	Power of Attorney.*
(o)	Not applicable.
(p)	Not applicable.
(q)	Not applicable.
(r)(1)	Code of Ethics(2)
(r)(2)	Code of Ethics as amended March 1, 2021(1)
(r)(2)	Supplemental Antifraud Code of Ethics for Principal Officers and Senior Financial Officers(1)
(s)	Calculation of Filing Fees Tables*

____________

(1)      Incorporated by reference from the Company’s Form 10-K, as filed with the Securities and Exchange Commission on March 13, 2023.

(2)      Incorporated by reference from the Company’s Amendment No. 2 to Form 10, as filed with the Securities and Exchange Commission on November 9, 2020.

(3)      Incorporated by reference from the Company’s Form 8-K, as filed with the Securities and Exchange Commission on February 9, 2021.

(4)      Incorporated by reference from the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2022, as filed with the Securities and Exchange Commission on August 15, 2022.

(5)      Incorporated by reference from the Company’s Form 8-K, as filed with the Securities and Exchange Commission on January 6, 2023.

(6)      Incorporated by reference from the Company’s Form 8-K, as filed with the Securities and Exchange Commission on January 5, 2024.

(7)      Incorporated by reference from the Company’s Form 8-K, as filed with the Securities and Exchange Commission on February 25, 2022.

(8)      Incorporated by reference from the Company’s Form 8-K, as filed with the Securities and Exchange Commission on November 22, 2022.

(9)      Incorporated by reference from the Company’s Form 8-K, as filed with the Securities and Exchange Commission on July 5, 2023.

(10)    Incorporated by reference from the Company’s Form 8-K, as filed with the Securities and Exchange Commission on December 29, 2023.

(11)    Incorporated by reference from the Company’s Form 8-K, as filed with the Securities and Exchange Commission on April 5, 2024.

(12)    Incorporated by reference from the Company’s registration statement on Form N-2 filed on April 1, 2024.

*        Filed herewith.

Item 26.     Marketing Arrangements

The information contained under the heading “Plan of Distribution” in this registration statement is incorporated herein by reference.

Item 27.     Other Expenses of Issuance and Distribution

The following table sets forth the estimated expenses to be incurred in connection with the offering described in this registration statement:

Securities and Exchange Commission fees	$30,837.29
Accounting fees and expenses	(1)
Legal fees and expenses	(1)
Printing expenses	(1)
Miscellaneous	(1)
Total	(1)

____________

(1)      Estimated fees and expenses are not presently known. The foregoing sets forth the general categories of expenses (other than underwriting discounts and commissions) that we anticipate that we will incur in connection with the offering of securities under this registration statement. An estimate of the aggregate expenses in connection with the issuance and distribution of the securities being offered will be included in any applicable prospectus supplement.

Item 28.     Persons Controlled by or Under Common Control

The information contained under the headings “The Company,” “Management” and “Control Persons and Principal Stockholders” in this registration statement is incorporated herein by reference.

The following table sets forth the Company’s consolidated subsidiaries.

Name	Jurisdiction
KABDC Corp, LLC	Delaware
KABDC Corp II, LLC	Delaware
Kayne Anderson BDC Financing, LLC	Delaware
Kayne Anderson BDC Financing II, LLC	Delaware

Item 29.     Number of Holders of Securities

As of November 11, 2024, the number of record holders of each class of securities of the Registrant was:

Title of Class	Number of Record Holders
Common stock, $0.001 par value per share	504

Item 30.     Indemnification

The information contained under the heading “Description of Our Capital Stock — Provisions of the DGCL and Our Certificate of Incorporation and Bylaws — Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses” in this registration statement is incorporated herein by reference.

Section 145 of the Delaware General Corporation Law empowers a Delaware corporation to indemnify its officers and directors and specific other persons to the extent and under the circumstances set forth therein.

Section 102(b)(7) of the Delaware General Corporation Law allows a Delaware corporation to eliminate the personal liability of a director to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liabilities arising (a) from any breach of the director’s duty of loyalty to the corporation or its stockholders; (b) from acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (c) under Section 174 of the Delaware General Corporation Law; or (d) from any transaction from which the director derived an improper personal benefit.

The above discussion of Section 145 of the Delaware General Corporation Law is not intended to be exhaustive and is respectively qualified in its entirety by such statute.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant, the Registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

The Company has obtained primary and excess insurance policies insuring our directors and officers against some liabilities they may incur in their capacity as directors and officers. Under such policies, the insurer, on the Company’s behalf, may also pay amounts for which the Company has granted indemnification to the directors or officers.

The Company has agreed to indemnify the underwriters against certain liabilities, including liabilities under the Securities Act.

Under the Investment Advisory Agreement, the Company has agreed to indemnify the Advisor and each of its officers, directors, members, managers and employees from and against any claims or liabilities, including reasonable legal fees and other expenses reasonably incurred, arising out of or in connection with our business and operations or any action taken or omitted on our behalf pursuant to authority granted by the Investment Advisory Agreement, except where attributable to willful misfeasance, bad faith, gross negligence or reckless disregard of such person’s duties under the Investment Advisory Agreement.

Under the Administration Agreement, the Company has agreed to indemnify the Administrator and each of its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with the Administrator from and against any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising out of or otherwise based upon the performance in good faith of any of the Administrator’s duties or obligations under the Administration Agreement or otherwise as Administrator for the Company, except where attributable to willful misfeasance, bad faith, gross negligence or reckless disregard of such person’s duties under the Administration Agreement.

Item 31.     Business and Other Connections of Investment Advisor

The information in the prospectus under the caption “The Company — Investment Advisor” is hereby incorporated by reference.

Item 32.     Location of Accounts and Records

The Registrant’s accounts, books, and other documents are maintained at the offices of the Registrant, the Registrant’s investment Advisor, KA Credit Advisors, LLC, 717 Texas Avenue, Suite 2200, Houston, Texas 77002, at the offices of the custodian, Wilmington Trust, N.A., 1100 North Market Street, Wilmington, Delaware, 19890, at the offices of the transfer agent, Equiniti Trust Company, LLC, 225, Pictoria Drive, Suite 450, Cincinnati, Ohio, 45246, or at the offices of the Administrator, KA Credit Advisors, LLC, 717 Texas Avenue, Suite 2200, Houston, TX 77002.

Item 33.     Management Services

Not applicable.

Item 34.     Undertakings

1.      Not applicable.

2.      Not applicable.

3.      We hereby undertake:

(a)     to file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(i)     to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

(ii)    to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the SEC pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement; and

(iii)   to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

Provided, however, that paragraphs 3(a)(i), (ii), and (iii) of this section do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in reports filed with or furnished to the SEC by the Registrant pursuant to Section 13 or Section 15(d) of the Exchange Act of 1934 that are incorporated by reference into the registration statement, or is contained in a form of prospectus filed pursuant to Rule 424(b) that is part of the registration statement.

(b)    that, for the purpose of determining any liability under the Securities Act, each post-effective amendment to the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof.

(c)     to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(d)    that, for the purpose of determining liability under the Securities Act to any purchaser that:

(i)     if we are relying on Rule 430B:

(A)    each prospectus filed pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

(B)    each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (x), or (xi) for the purpose of providing the information required by Section 10(a) of the Securities Act shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof; provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date; or

(ii)    if we are subject to Rule 430C under the Securities Act, each prospectus filed pursuant to Rule 424(b) under the Securities Act as part of this registration statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness, provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersedes or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

(e)     that for the purpose of determining our liability under the Securities Act to any purchaser in the initial distribution of securities, we undertake that in a primary offering of our securities pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, we will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(iv)   any preliminary prospectus or prospectus of us relating to the offering required to be filed pursuant to Rule 424 under the Securities Act;

(v)    free writing prospectuses relating to the offering prepared by or on behalf of us or used or referred to by us;

(vi)   the portion of any other free writing prospectuses or advertisement pursuant to Rule 482 under the Securities Act relating to the offering containing material information about us or our securities provided by or on behalf of us; and

(vii)  any other communication that is an offer in the offering made by us to the purchaser.

4.      Not applicable.

5.      We hereby undertake that, for purposes of determining any liability under the Securities Act, each filing of our annual report pursuant to Section 13(a) or 15(d) of the Exchange Act that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

6.      Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant, the Registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

7.      The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any statement of additional information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston and State of Texas, on the 18th day of November 2024.

Kayne Anderson BDC, Inc.
By:	/s/ Douglas L. Goodwillie
Douglas L. Goodwillie
Co-Chief Executive Officer
By:	/s/ Kenneth B. Leonard
Kenneth B. Leonard
Co-Chief Executive Officer

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints R. WILLIAM BURNS III, and each of them acting individually, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to execute and file any or all amendments including any post-effective amendments and supplements to this registration statement, and any additional registration statement filed pursuant to Rule 462(b), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Capacity	Date
/s/ Douglas L. Goodwillie	Co-Chief Executive Officer;	November 18, 2024
Douglas L. Goodwillie	Principal Executive Officer
/s/ Kenneth B. Leonard	Co-Chief Executive Officer;	November 18, 2024
Kenneth B. Leonard	Principal Executive Officer
/s/ Terry A. Hart	Chief Financial Officer;	November 18, 2024
Terry A. Hart	Principal Accounting and Financial Officer
/s/ Mariel A. Joliet	Director	November 18, 2024
Mariel A. Joliet
/s/ George E. Marucci, Jr.	Director	November 18, 2024
George E. Marucci, Jr.
/s/ Susan C. Schnabel	Director	November 18, 2024
Susan C. Schnabel
/s/ Rhonda S. Smith	Director	November 18, 2024
Rhonda S. Smith
/s/ Albert (Al) Rabil III	Director	November 18, 2024
Albert (Al) Rabil III
/s/ James (Jim) Robo	Director	November 18, 2024
James (Jim) Robo
/s/ Terrence J. Quinn	Director	November 18, 2024
Terrence J. Quinn